Filed pursuant to Rule 497(e);
File no. 333-89661

Columbia Management®

COLUMBIA FUNDS SERIES TRUST STATEMENT OF ADDITIONAL INFORMATION June 1, 2012

Fund
Columbia California Intermediate Municipal Bond Fund
Class A: NACMX	Class B: CCIBX	Class C: CCICX	Class Z: NCMAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX	Class I: CCSIX
Class R: CVBRX	Class W: CVBWX	Class Z: NCIAX
Columbia Georgia Intermediate Municipal Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX	Class Z: NGAMX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX	Class I: CVLIX
Class R: CIVRX	Class Z: EMIEX
Columbia Large Cap Core Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX	Class I: CLPIX
Class W: CLCWX	Class Z: NSEPX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class I: CCEIX	Class R: CCERX	Class Y: CECYX
Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class I: CCXIX	Class Z: NINDX
Columbia Large Cap Value Fund
Class A: NVLEX	Class B: NVLNX	Class C: NVALX	Class I: CLRIX
Class R: CVURX	Class W: CLVWX	Class Y: CLCYX	Class Z: NVLUX
Columbia LifeGoal® Balanced Growth Portfolio
Class A: NBIAX	Class B: NLBBX	Class C: NBICX	Class R: CLBRX
Class T: CGGTX	Class Z: NBGPX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX	Class R: CLGRX
Class R4: CGRUX	Class Z: NGPAX
Columbia LifeGoal® Income and Growth Portfolio
Class A: NLGAX	Class B: NLIBX	Class C: NIICX	Class R: CLIRX
Class Z: NIPAX
Columbia LifeGoal® Income Portfolio
Class A: NLFAX	Class B: NLOBX	Class C: NLFCX	Class Z: CLGZX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX	Class R: CMTRX
Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX	Class I: CMRIX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX	Class Z: COGZX
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX	Class I: CMWIX
Class R: CMWRX	Class W: CMSWX	Class Z: NGIPX

C-6518 J (6/12)

Fund
Columbia Marsico International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX	Class I: CMOIX
Class R: CMORX	Class Z: NMOAX
Columbia Maryland Intermediate Municipal Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX	Class Z: NMDBX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX	Class R: CMERX
Class Z: CMTZX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX	Class I: CMVUX
Class R: CMVRX	Class R4: CMUFX	Class W: CMUWX	Class Y: CMVYX
Class Z: NAMAX
Columbia Multi-Advisor International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX	Class I: CUAIX
Class R: CIERX	Class R4: CMEFX	Class W: CMAWX	Class Y: CMIYX
Class Z: NIEQX
Columbia North Carolina Intermediate Municipal Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX	Class Z: NNIBX
Columbia Overseas Value Fund
Class A*: —	Class C*: —	Class I: COVIX	Class R*: —
Class W: COVWX	Class Z: COSZX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX	Class I: CTMIX
Class R: CSBRX	Class R4: CBRFX	Class W: CSBWX	Class Y: CSBYX
Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX	Class Z: NSMIX
Columbia Small Cap Growth Fund II
Class A: NSCGX	Class B: NCPBX	Class C: NCPCX	Class I: CSCGX
Class Z: PSCPX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B: CIDBX	Class I: CSIIX	Class R4: CIDUX
Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX	Class I: CSLIX
Class R: CCTRX	Class Z: NSVAX
Columbia South Carolina Intermediate Municipal Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX	Class Z: NSCMX
Columbia Virginia Intermediate Municipal Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX	Class Z: NVABX
Corporate Bond Portfolio
Shares: NCOBX
Mortgage- and Asset-Backed Portfolio
Shares: NMTGX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. Share classes marked with an “*” have not yet commenced operations as of the date of this SAI. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement, as amended, between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

CA Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Investment Manager or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc.,

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex

Convertible Securities Fund	Columbia Convertible Securities Fund

Custodian	JP Morgan Chase Bank, N.A.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

GA Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustees	The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Funds

International Value Fund	Columbia International Value Fund

Investment Management Services Agreement	The investment management services agreement, as amended, between the Trust, on behalf of the Funds, and the Investment Manager

Investment Manager or Adviser	Columbia Management Investment Advisers, LLC

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

JPMorgan	JPMorgan Chase Bank, N.A.

Large Cap Core Fund	Columbia Large Cap Core Fund

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

Large Cap Index Fund	Columbia Large Cap Index Fund

Large Cap Value Fund	Columbia Large Cap Value Fund

Legacy Columbia Funds	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto

Legacy RiverSource Funds or RiverSource Funds	The funds within the Columbia Funds Complex that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds, as listed on Appendix F hereto.

LifeGoal® Balanced Growth Portfolio	Columbia LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio	Columbia LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio	Columbia LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio	Columbia LifeGoal® Income Portfolio

LifeGoal® Portfolios	Each of LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, LifeGoal® Income and Growth Portfolio and LifeGoal® Income Portfolio

LIBOR	London Interbank Offered Rate

Marsico	Marsico Capital Management, LLC

Marsico 21st Century Fund	Columbia Marsico 21st Century Fund

Marsico Focused Equities Fund	Columbia Marsico Focused Equities Fund

Marsico Global Fund	Columbia Marsico Global Fund

Marsico Growth Fund	Columbia Marsico Growth Fund

Marsico International Opportunities Fund	Columbia Marsico International Opportunities Fund

MD Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund

Masters International Equity Portfolio	Columbia Masters International Equity Portfolio

Mid Cap Index Fund	Columbia Mid Cap Index Fund

Mid Cap Value Fund	Columbia Mid Cap Value Fund

Moody’s	Moody’s Investors Service, Inc.

Multi-Advisor International Equity Fund	Columbia Multi-Advisor International Equity Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

NC Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Overseas Value Fund	Columbia Overseas Value Fund

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC

Previous Distributor	Columbia Management Distributors, Inc.

Previous Transfer Agent	Columbia Management Services, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the financial intermediaries that are authorized to sell shares of the Funds, which include banks, broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Short Term Bond Fund	Columbia Short Term Bond Fund

Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Small Cap Growth Fund II	Columbia Small Cap Growth Fund II

Small Cap Index Fund	Columbia Small Cap Index Fund

Small Cap Value Fund II	Columbia Small Cap Value Fund II

SC Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund

State Street	State Street Bank and Trust Company

Threadneedle	Threadneedle International Limited

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

VA Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds currently include more than 100 mutual funds in major asset classes.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

Funds with a fiscal year end of January 31

On September 26, 2005, the names of certain of the Funds were changed as follows: Nations LifeGoal® Growth Portfolio to Columbia LifeGoal® Growth Portfolio, Nations LifeGoal® Balanced Growth Portfolio to Columbia LifeGoal® Balanced Growth Portfolio, Nations LifeGoal® Income and Growth Portfolio to Columbia LifeGoal® Income and Growth Portfolio and Nations LifeGoal® Income Portfolio to Columbia LifeGoal® Income Portfolio.

Each of the LifeGoal® Portfolios is a “fund of funds” that invests its assets in a mix of underlying funds using an asset allocation approach.

Masters International Equity Portfolio is a “fund of funds” that invests its assets in a mix of underlying funds using an asset allocation approach.

Each of the Funds represents a separate series of the Trust and is an open-end diversified management investment company. Prior to January 31, 2012, each of the Funds had a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Funds with a fiscal year end of February 28

On or about September 26, 2005, the names of certain of the Funds were changed as follows: Nations Convertible Securities Fund to Columbia Convertible Securities Fund, Nations Value Fund to Columbia Large Cap Value Fund, Nations Marsico 21st Century Fund to Columbia Marsico 21st Century Fund, Nations MidCap Value Fund to Columbia Mid Cap Value Fund, Nations SmallCap Value Fund to Columbia Small Cap Value Fund II, Nations Strategic Growth Fund to Columbia Large Cap Core Fund, Nations Marsico Focused Equities Fund to Columbia Marsico Focused Equities Fund, Nations Marsico Growth Fund to Columbia Marsico Growth Fund, Nations Small Company Fund to Columbia Small Cap Growth Fund II, Nations Marsico International Opportunities Fund to Columbia Marsico International Opportunities Fund, Nations International Equity Fund to Columbia Multi-Advisor International Equity Fund, Nations International Value Fund to Columbia International Value Fund, Nations LargeCap Index Fund to Columbia Large Cap Index Fund, Nations MidCap Index Fund to Columbia Mid Cap Index Fund, Nations SmallCap Index Fund to Columbia Small Cap Index Fund and Nations LargeCap Enhanced Core Fund to Columbia Large Cap Enhanced Core Fund.

On February 28, 2008, each of Large Cap Core Fund, Marsico Focused Equities Fund and Small Cap Growth Fund II converted from a feeder fund in a master/feeder structure to a stand-alone fund. On November 10, 2008, Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund.

Prior to August 2006, Convertible Securities Fund, Large Cap Value Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Multi-Advisor International Equity Fund, Mid Cap Value Fund, Small Cap Value Fund II, Large Cap Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Large Cap Enhanced Core Fund each had a fiscal year end of March 31.

Prior to October 2007, International Value Fund, Large Cap Core Fund, Marsico Focused Equities Fund, Marsico Growth Fund and Small Cap Growth Fund II each had a fiscal year end of March 31.

International Value Fund is a Feeder Fund that seeks to achieve its investment objective by investing substantially all of its assets in another mutual fund (the Master Portfolio) with the same investment objective, principal investment strategies and investment risks. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC. As of March 29, 2007, Columbia Funds Master Investment Trust, LLC converted from a Delaware statutory trust to a Delaware limited liability company. Remember that the terms “Fund” and “Master Portfolio” are sometimes used interchangeably in this SAI.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. Each of the Funds is diversified, except Marsico Focused Equities Fund. Each of the Funds has a fiscal year end of February 28. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

Funds with a fiscal year end of March 31

On September 26, 2005, the names of certain of the Funds were changed as follows: Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund, Nations Short-Term Income Fund to Columbia Short Term Bond Fund and Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund.

Each of the Funds represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31. For more information on the classes of shares offered by the Funds, see Capital Stock and Other Securities.

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2.	Purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.

Each Fund other than Overseas Value Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds; and

7.	Except Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

As a matter of fundamental policy, under normal circumstances, CA Intermediate Municipal Bond Fund, GA Intermediate Municipal Bond Fund, MD Intermediate Municipal Bond Fund, NC Intermediate Municipal Bond Fund, SC Intermediate Municipal Bond Fund and VA Intermediate Municipal Bond Fund, each will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

As a matter of fundamental policy, under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May sell securities short to the extent permitted by 1940 Act(b)	May purchase securities of other investment companies to the extent permitted by 1940 Act(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
CA Intermediate Municipal Bond Fund	✓	✓	✓
Convertible Securities Fund	✓	✓	✓	✓
Corporate Bond Portfolio	✓	✓	✓	✓
GA Intermediate Municipal Bond Fund	✓	✓	✓
International Value Fund	✓	✓	✓	✓
Large Cap Core Fund	✓	✓	✓	✓
Large Cap Enhanced Core Fund	✓	✓	✓	✓
Large Cap Index Fund	✓	✓	✓	✓
Large Cap Value Fund	✓	✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓
LifeGoal® Growth Portfolio	✓	✓	✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓
LifeGoal® Income Portfolio	✓	✓	✓
Marsico 21st Century Fund	✓	✓	✓	✓
Marsico Focused Equities Fund	✓	✓	✓	✓
Marsico Global Fund	✓	✓	✓	✓
Marsico Growth Fund	✓	✓	✓	✓
Marsico International Opportunities Fund	✓	✓	✓	✓
MD Intermediate Municipal Bond Fund	✓	✓	✓
Masters International Equity Portfolio	✓	✓	✓	✓
Mid Cap Index Fund	✓	✓	✓	✓
Mid Cap Value Fund	✓	✓	✓	✓
Mortgage- and Asset- Backed Portfolio	✓	✓	✓	✓
Multi-Advisor International Equity Fund	✓	✓	✓	✓
NC Intermediate Municipal Bond Fund	✓	✓	✓
Overseas Value Fund	✓	✓	✓
Short Term Bond Fund	✓	✓	✓	✓
Short Term Municipal Bond Fund	✓	✓	✓	✓

Fund	May Not Invest more than 15% of its net assets in illiquid securities(a)	May sell securities short to the extent permitted by 1940 Act(b)	May purchase securities of other investment companies to the extent permitted by 1940 Act(c)	Provides 60 day notice in connection with Rule 35d-1 changes(d)
Small Cap Growth Fund II	✓	✓	✓	✓
Small Cap Index Fund	✓	✓	✓	✓
Small Cap Value Fund II	✓	✓	✓	✓
SC Intermediate Municipal Bond Fund	✓	✓	✓
VA Intermediate Municipal Bond Fund	✓	✓	✓

[a]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, invest more than 15% of their net assets in illiquid securities. “Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

[b]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

[c]

Funds with a check mark in this column may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

[d]

To the extent a Fund with a check mark in this column is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Marsico Focused Equities Fund and MD Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Investment Manager may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

3.	Pursuant to an exemptive order described under Investment Advisory and Other Services – The Investment Adviser and Investment Advisory Services – Manager of Managers Exemption, certain Funds may appoint unaffiliated subadvisers or modify subadvisory agreements with Board approval but without shareholder approval.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies certain types of securities in which each Fund is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. Each Fund may temporarily invest in money market instruments or shares of affiliated or unaffiliated money market funds or hold cash or cash equivalents. Unless prohibited by its investment policies, a Fund may also temporarily invest in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. It may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that the market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political, social or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective. Instead of investing in money market instruments directly, each Fund may invest in shares of an affiliated or unaffiliated money market fund. See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Permissible Fund Investments

Investment Type	CA Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	GA Intermediate Municipal Bond Fund	International Value Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓

Investment Type	CA Intermediate Municipal Bond Fund	Convertible Securities Fund	Corporate Bond Portfolio	GA Intermediate Municipal Bond Fund	International Value Fund
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions		✓	✓		✓
Foreign Securities		✓	✓		✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights		✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates					✓	✓	✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓		✓	✓	✓	✓	✓
Investing in a Master Portfolio					✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Large Cap Core Fund	Large Cap Enhanced Core Fund	Large Cap Index Fund	Large Cap Value Fund	LifeGoal® Balanced Growth Portfolio	LifeGoal® Growth Portfolio	LifeGoal® Income and Growth Portfolio	LifeGoal® Income Portfolio
Standby Commitments					✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Asset-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates							✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓		✓
Foreign Securities	✓	✓	✓	✓	✓		✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings	✓	✓	✓	✓	✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓	✓
Municipal Securities						✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Standby Commitments							✓
Stripped Securities	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓		✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓

Investment Type	Marsico 21st Century Fund	Marsico Focused Equities Fund	Marsico Global Fund	Marsico Growth Fund	Marsico International Opportunities Fund	MD Intermediate Municipal Bond Fund	Masters International Equity Portfolio
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	NC Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓		✓	✓
Foreign Currency Transactions	✓	✓	✓	✓		✓	✓
Foreign Securities	✓	✓	✓	✓		✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓
Initial Public Offerings		✓	✓	✓	✓	✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓

Investment Type	Mid Cap Index Fund	Mid Cap Value Fund	Mortgage- and Asset- Backed Portfolio	Multi-Advisor International Equity Fund	NC Intermediate Municipal Bond Fund	Overseas Value Fund	Short Term Bond Fund	Short Term Municipal Bond Fund
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓		✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓		✓	✓
Municipal Securities			✓		✓		✓	✓
Participation Interests	✓	✓	✓	✓	✓		✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓		✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓		✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓		✓	✓
Warrants and Rights	✓	✓	✓	✓		✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓		✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	SC Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations
Domestic	✓	✓	✓	✓	✓
Foreign	✓	✓	✓	✓	✓

Investment Type	Small Cap Growth Fund II	Small Cap Index Fund	Small Cap Value Fund II	SC Intermediate Municipal Bond Fund	VA Intermediate Municipal Bond Fund
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓
Foreign Securities	✓	✓	✓
Guaranteed Investment Contracts (Funding Arrangements)	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Initial Public Offerings	✓		✓	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities				✓	✓
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Standby Commitments
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline or fail to rise over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and the common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security owned by the Fund is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index), or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager or a subadviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Manager or a subadviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are excluded from registration or regulation as such under the CEA. However, on February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Fund to continue to claim this exclusion. A Fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Fund were no longer able to claim the exclusion, the Investment Manager would be required to register as a “commodity pool operator,” and the Fund and the Investment Manager would be subject to regulation under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). Funds may use index futures contracts for hedging or non-hedging purposes.

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A Fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Investment Manager’s or a subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Investment Manager or a subadviser may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Investment Manager or a subadviser may attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Investment Manager or a subadviser will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Investment Manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

The successful use of a Fund’s options strategies depends on the ability of the Investment Manager or a subadviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Investment Manager or a subadviser deems it desirable to do so. Although a Fund will take an option position only if the Investment Manager or a subadviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Investment Manager or a subadviser, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Foreign Stock Index Options. A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, inflation index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager’s or a subadviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Investment Manager or a subadviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate payments, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Certain Funds may engage in foreign currency transactions for investment purposes and not solely for hedging purposes.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Investment Manager or a subadviser, as the case may be, determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Due to the potential for foreign withholding taxes, Morgan Stanley Capital International (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. Foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. There is generally less publicly available information about foreign companies. Investments in foreign companies may be adversely affected by the impact of political, social or diplomatic events or possible seizure, expropriation or nationalization of a company or its assets resulting in a partial or total loss of an investment in such foreign companies. Accounting, auditing and financial reporting standards may also be less comprehensive and stringent than those applicable to domestic companies.

Operational and Settlement Risks of Foreign Securities. A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Funds may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Russia, Eastern Europe, the Pacific Basin, the Middle East, Asia, Latin America and Africa are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments.

Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades. Ownership of Russian securities poses particular risks because ownership records are typically maintained in a decentralized fashion by registrars who may not be subject to effective governmental supervision leading to the possibility that the Fund may lose its ownership rights. In such a case, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities.

Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in certain countries, including without limitation Russia.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase.

Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Feeder Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, the Feeder Fund invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, LLC, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Feeder Funds, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, ETFs and business development companies.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds” or “high yield” bonds) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Investment Manager or, as applicable, a subadviser to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s or a subadviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Investment Manager or a subadviser, as applicable, to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

Because municipal securities are often issued to support health care, education, utilities, and transportation, a Fund’s investment in municipal securities may subject the Fund to risks of those sectors, including the risks described below. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by, among other factors, restrictions on government reimbursement for medical expenses, government approval of medical products and services and competitive pricing pressures. Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Bonds related to education may be subject to the risk of unanticipated revenue decline caused by lower enrollment, higher operating costs or decreasing governmental funding. Student loan revenue bonds are subject to the risk of default and repayment deferral, periods of forbearance, changes in federal legislation, and loss of federal or state subsidies. Bonds relating to utilities are subject to the risks facing utilities companies, such as domestic and international competition and rate changes initiated by governments and their agencies. Bonds relating to transportation are highly dependent on economic conditions and fuel costs and may be adversely affected by government regulation and local and world events.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix D.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund

Investments – Variable- and Floating-Rate Obligations, Permissible Fund Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown of the auction process can occur. In the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

Equity investments in REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Equity investments in master limited partnerships generally are subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of a Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which a Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing a Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, a Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Permissible Fund Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of default.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS), can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” Because a Fund may invest in U.S. Government obligations, the value of a Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term. See Appendix A for a description of securities ratings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating-rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Investment Manager or a subadviser may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from or lend money to other funds in the Columbia Funds Family or any other registered investment company advised by the Investment Manager or its affiliates for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager or a subadviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Manager or a subadviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Manager or a subadviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending of Portfolio Securities

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the lending of portfolio securities includes: Credit Risk.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund – Portfolio Turnover section in the prospectuses for that Fund.

The portfolio turnover rate for Masters International Equity Portfolio increased during the fiscal year ended March 31, 2011 because the Fund changed its allocation to underlying funds. The portfolio turnover rate for LifeGoal Income Portfolio increased for the fiscal year ended March 31, 2011. A broader array of underlying funds was made available for the Fund’s investment. The Fund’s assets were transferred among the underlying funds in response to changes in the financial markets and to take advantage of new investment opportunities, each of which contributed to the increase in the portfolio turnover rate of LifeGoal Income Portfolio as well as the other LifeGoal Portfolios.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

Disclosure of Portfolio Information

The Board and the Investment Manager believe that the investment ideas of the Investment Manager with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public. It is the policy of the Funds not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Funds’ operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Investment Manager and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Investment Manager also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For equity, convertible and balanced Funds (other than the equity Funds identified below), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For Funds that are subadvised by Brandes and Marsico, Columbia Frontier Fund, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Small Cap Growth Fund II, a complete list of Fund portfolio holdings as of month end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the Investment Manager are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Investment Manager makes publicly available information regarding certain Funds’ largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice.

The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. In addition to the Investment Manager and its affiliates, these service providers include each Fund’s subadvisor(s) (if any), affiliates of the Investment Manager, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker-dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Investment Manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Advent/AXYS	Portfolio accounting system utilized by Marsico, subadviser to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad Hoc

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Barclays Capital	Use for analytics including risk and attribution assessment.	Daily

Bitlathe LLC	Website support for Fund holdings and performance disclosure.	Monthly

Bloomberg	Use for portfolio analytics.	Daily

Bloomberg	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly

Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Citigroup	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Investment Manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the Investment Manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc

FactSet Research Systems, Inc.	Use for provision of quantitative analytics, charting and fundamental data to the Investment Manager and Marsico, subadviser to certain Columbia Funds.	Daily

Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily

Investment Technology Group	Order management system utilized by Marsico, subadviser to certain Columbia Funds, that stores trading data and is used for trading and compliance purposes.	Ad Hoc

Investment Technology Group	Evaluation and assessment of trading activity, execution and practices by the Investment Manager.	Quarterly

InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily

InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily

IDENTITY OF RECIPIENT	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Kynex	Use to provide portfolio attribution reports for the Convertible Securities Fund.	Daily

Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the Longview Trade Order Management System.	Ad Hoc

Lipper/Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly

Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly

R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager and Investment Advisory Services

Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the Investment Manager or Adviser) is the investment adviser and administrator of the Funds. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. The Investment Manager is located at 225 Franklin Street, Boston, MA 02110. Prior to May 1, 2010, Columbia Management Advisors, LLC (the Previous Adviser), a wholly-owned subsidiary of Bank of America, was the Funds’ investment adviser and administrator.

The International Value Fund is a Feeder Fund and does not pay investment advisory fees because it invests all of its assets in Columbia International Value Master Portfolio. The Adviser earns its fee as the investment adviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Services Provided

Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trust, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from May 1, 2010 and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Manager pays all compensation of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund pays the Investment Manager an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager also may pay amounts from its own assets to the Distributor and/or to Selling Agents for services they provide.

The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
CA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
GA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
International Value Fund*	0.850%	0.800%	0.750%	0.700%	0.680%	0.660%
Large Cap Core Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Large Cap Enhanced Core Fund	0.690%	0.645%	0.600%	0.550%	0.540%	0.520%
Large Cap Value Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Marsico 21st Century Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
Marsico Focused Equities Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
Marsico Growth Fund	0.750%	0.700%	0.650%	0.600%	0.580%	0.560%
MD Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
Multi-Advisor International Equity Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
NC Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
Overseas Value Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
SC Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%
VA Intermediate Municipal Bond Fund	0.400%	0.350%	0.320%	0.290%	0.280%	0.270%

*	Investment advisory fees are paid by Columbia International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

Fund	All assets
Corporate Bond Portfolio	0.00%
Large Cap Index Fund	0.10%
Marsico Global Fund	0.80%
Marsico International Opportunities Fund	0.80%
Masters International Equity Portfolio	0.00%
Mid Cap Index Fund	0.10%
Mortgage- and Asset-Backed Portfolio	0.00%
Small Cap Index Fund	0.10%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion
Small Cap Growth Fund II	0.700%	0.650%	0.600%
Small Cap Value Fund II	0.790%	0.745%	0.700%

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion
Convertible Securities Fund	0.760%	0.715%	0.670%	0.620%
Mid Cap Value Fund	0.760%	0.715%	0.670%	0.620%

Fund	First $1 billion	In excess of $1 billion and up to $2 billion	In excess of $2 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion and up to $7.5 billion	In excess of $7.5 billion and up to $9 billion
Short Term Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%
Short Term Municipal Bond Fund	0.360%	0.355%	0.350%	0.345%	0.330%	0.315%

Fund	In excess of $9 billion and up to $10 billion	In excess of $10 billion and up to $15 billion	In excess of $15 billion and up to $20 billion	In excess of $20 billion and up to $24 billion	In excess of $24 billion and up to $50 billion	In excess of $50 billion
Short Term Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%
Short Term Municipal Bond Fund	0.310%	0.300%	0.290%	0.280%	0.260%	0.240%

The Investment Manager has implemented a schedule for the LifeGoal® Portfolios’ investment advisory fees whereby each of the LifeGoal® Portfolios pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to the Adviser), (ii) 0.40% for Columbia LifeGoal® Income Portfolio and 0.55% for all other LifeGoal® Portfolios on its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including ETFs, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in third-party advised mutual funds.

Advisory Fees Paid by the Funds

The Investment Manager and the Previous Adviser received fees from the Funds for their services as reflected in the following table, which shows the advisory fees paid to and, as applicable, waived/reimbursed by the Investment Manager and the Previous Adviser, for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Investment Manager	Previous Adviser
LifeGoal® Balanced Growth Portfolio
Advisory Fee Paid	$470,885	$1,274,066	$121,240	$1,343,431	$1,479,159
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Growth Portfolio
Advisory Fee Paid	$82,863	$857,442	$82,312	$879,067	$1,008,735
Amount Reimbursed	$408,807	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income and Growth Portfolio
Advisory Fee Paid	$95,716	$314,990	$30,111	$346,254	$362,391
Amount Reimbursed	$79,686	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income Portfolio
Advisory Fee Paid	$15,588	$16,581	$650	$15,573	$16,419
Amount Reimbursed	$137,151	$122,446	$10,828	$147,165	$88,426
Amount Waived	$395	$3,314	$130	$3,114	$3,284
Masters International Equity Portfolio
Advisory Fee Paid	—	—	—	—	—
Amount Reimbursed	$(364,519)	—	—	$409,217	$483,770
Amount Waived	—	$428,220	$35,725	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Investment Manager	Previous Adviser
Convertible Securities Fund
Advisory Fee Paid	$2,275,639	$481,334	$2,864,932	$3,723,034
Amount Reimbursed	$619,054	$31,251	—	—
Amount Waived	—	—	—	—
International Value Fund**
Advisory Fee Paid	$11,990,032	$2,647,836	$13,867,175	$18,922,007
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Core Fund
Advisory Fee Paid	$5,252,524	$1,116,063	$5,991,679	$6,940,605
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Enhanced Core Fund
Advisory Fee Paid	$1,288,584	$312,073	$1,787,603	$2,181,829
Amount Reimbursed	$55,704	—	$151,553	$431,216
Amount Waived	—	—	—	—
Large Cap Index Fund
Advisory Fee Paid	$2,435,512	$476,763	$2,231,458	$2,246,733
Amount Reimbursed	$1,531,517	$295,173	$1,389,496	$1,330,267
Amount Waived	—	—	—	—
Large Cap Value Fund
Advisory Fee Paid	$8,296,976	$2,008,664	$11,014,155	$13,798,451
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	$66,850	—
Marsico 21st Century Fund
Advisory Fee Paid	$18,864,667	$4,225,457	$25,152,257	$11,168,797
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	$415,508
Marsico Focused Equities Fund
Advisory Fee Paid	$15,132,041	$3,399,660	$18,946,739	$7,416,891
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	$224,668
Marsico Global Fund
Advisory Fee Paid	$43,049	$7,955	$37,247	$30,317
Amount Reimbursed	—	—	—	—
Amount Waived	$191,499	$25,176	$178,993	—
Marsico Growth Fund
Advisory Fee Paid	$17,751,399	$4,134,526	$23,646,080	$7,022,977	[1]
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$7,679,693	$1,681,455	$10,350,691	$19,536,182
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Index Fund
Advisory Fee Paid	$1,923,341	$358,780	$1,614,963	$1,674,088
Amount Reimbursed	$1,028,630	$113,159	$907,678	$1,688,944
Amount Waived	—	—	—	—

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Investment Manager	Previous Adviser
Mid Cap Value Fund
Advisory Fee Paid	$20,135,569	$4,171,914	$20,846,297	$22,018,205
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$7,192,360	$1,509,714	$9,501,068	$12,759,354
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Overseas Value Fund
Advisory Fee Paid	$53,307	$10,954	$58,138	$59,187
Amount Reimbursed	$134,953	$25,485	$133,414	$208,317
Amount Waived	—	—	—	—
Small Cap Growth Fund II
Advisory Fee Paid	$2,009,296	$429,444	$2,294,866	$2,821,583
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Index Fund
Advisory Fee Paid	$1,317,190	$259,005	$1,163,978	$1,162,242
Amount Reimbursed	$49,964	$8,144	—	—
Amount Waived	—	—	$43,874	—
Small Cap Value Fund II
Advisory Fee Paid	$8,671,619	$1,690,374	$8,000,936	$7,949,823
Amount Reimbursed	$116,139	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.
[1]

Until November 10, 2008, Marsico Growth Fund operated as a “Feeder Fund” and invested all or substantially all of its assets in a corresponding Master Portfolio that was a series of Columbia Funds Master Investment Trust, LLC. For the period March 1, 2008 to November 10, 2008, Columbia Marsico Growth Master Portfolio paid $25,572,128 in advisory fees, $309,527 of which was waived by the Adviser.

Fund	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
	Investment Manager	Previous Adviser
CA Intermediate Municipal Bond Fund
Advisory Fee Paid	$882,869	$74,489	$877,537	$895,804
Amount Reimbursed	$308,569	$18,633	$249,629	$299,298
Amount Waived	—	—	—	—
Corporate Bond Portfolio
Advisory Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
GA Intermediate Municipal Bond Fund
Advisory Fee Paid	$451,809	$43,135	$531,704	$508,291
Amount Reimbursed	$218,120	$15,543	$221,167	$212,433
Amount Waived	—	—	—	—

Fund	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
	Investment Manager	Previous Adviser
MD Intermediate Municipal Bond Fund
Advisory Fee Paid	$562,037	$53,122	$649,165	$637,768
Amount Reimbursed	—	—	$249,129	$239,429
Amount Waived	$246,790	$17,342	—	—
Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
NC Intermediate Municipal Bond Fund
Advisory Fee Paid	$770,129	$69,346	$807,714	$743,468
Amount Reimbursed	—	—	$259,947	$259,156
Amount Waived	$274,822	$19,667	—	—
Short Term Bond Fund
Advisory Fee Paid	$6,842,832	$601,711	$5,778,812	$3,615,919
Amount Reimbursed	$2,176,420	$52,390	$531,044	$221,792
Amount Waived	—	—	—	—
Short Term Municipal Bond Fund
Advisory Fee Paid	$5,558,562	$539,715	$5,376,376	$2,263,618
Amount Reimbursed	—	—	$223,599	$602,386
Amount Waived	$662,933	$0	—	—
SC Intermediate Municipal Bond Fund
Advisory Fee Paid	$643,242	$60,585	$810,122	$831,600
Amount Reimbursed	$243,038	$16,984	$247,880	$267,234
Amount Waived	—	—	—	—
VA Intermediate Municipal Bond Fund
Advisory Fee Paid	$1,213,416	$109,738	$1,332,156	$1,321,628
Amount Reimbursed	$380,530	$19,664	$298,704	$367,033
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Investment Manager who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Investment Manager who are responsible for the Funds are:

Portfolio Manager	Fund(s)
Alfred F. Alley III, CFA	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund
Leonard A. Aplet, CFA	Short Term Bond Fund
Anwiti Bahuguna, PhD	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Oliver Buckley	Large Cap Enhanced Core Fund
Wayne M. Collette, CFA	Small Cap Growth Fund II

Portfolio Manager	Fund(s)
Brian M. Condon, CFA	Large Cap Enhanced Core Fund
Fred Copper, CFA	Masters International Equity Portfolio Multi-Advisor International Equity Fund* Overseas Value Fund
Lori J. Ensinger, CFA	Mid Cap Value Fund
Paul F. Fuchs, CFA	CA Intermediate Municipal Bond Fund Short Term Municipal Bond Fund
Jarl Ginsberg, CFA	Small Cap Value Fund II
David I. Hoffman	Mid Cap Value Fund
Yan Jin	Convertible Securities Fund
David L. King, CFA	Convertible Securities Fund
Craig Leopold, CFA	Large Cap Core Fund
Gregory S. Liechty	Short Term Bond Fund
Lawrence W. Lin, CFA	Small Cap Growth Fund II
Robert McConnaughey	LifeGoal® Growth Portfolio
Brian M. McGreevy

CA Intermediate Municipal Bond Fund

GA Intermediate Municipal Bond Fund

MA Intermediate Municipal Bond Fund

NC Intermediate Municipal Bond Fund

Short Term Municipal Bond Fund

SC Intermediate Municipal Bond Fund

VA Intermediate Municipal Bond Fund

Melda Mergen, CFA, CAIA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Colin Moore

LifeGoal® Balanced Growth Portfolio

LifeGoal® Growth Portfolio

LifeGoal® Income and Growth Portfolio

LifeGoal® Income Portfolio

Masters International Equity Portfolio

Multi-Advisor International Equity Fund*

Overseas Value Fund

George J. Myers, CFA	Small Cap Growth Fund II
Brian D. Neigut	Small Cap Growth Fund II
Carl W. Pappo, CFA	Corporate Bond Portfolio
Noah J. Petrucci, CFA	Mid Cap Value Fund
Peter Santoro, CFA	Large Cap Core Fund
Marie M. Schofield, CFA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Steven R. Schroll	Large Cap Value Fund
Vadim Shteyn	Large Cap Index Fund Mid Cap Index Fund Small Cap Index Fund
Latin Spahr, CFA	Large Cap Value Fund
Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II
Ronald B. Stahl, CFA	Short Term Bond Fund
Paul F. Stocking	Large Cap Value Fund

Portfolio Manager	Fund(s)
Beth Vanney, CFA	LifeGoal® Balanced Growth Portfolio LifeGoal® Growth Portfolio LifeGoal® Income and Growth Portfolio LifeGoal® Income Portfolio
Michael W. Zazzarino	Mortgage- and Asset-Backed Portfolio

*	Responsible for the portion of the Multi-Advisor International Equity Fund that is advised by the Investment Manager.

Portfolio Manager(s) Information

The following table provides information about each Fund’s portfolio manager(s) as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date including the number and amount of assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) managed.

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
For Funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$6.16 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[2]	$4.90 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.42 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$6.16 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[3]	$4.90 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Growth Portfolio	Anwiti Bahuguna, PhD	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(1)
	Robert McConnaughey	2 RICs 1 PIV 6 other accounts	$34 million $23 million $3 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[2]	$5.23 billion $33,316	None	$10,001 - $50,000[b]	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.74 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[3]	$5.23 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Income and Growth Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$7.12 billion $4.73 billion $223 million	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[2]	$5.86 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.38 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$7.12 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[3]	$5.86 billion $382,151	1 other account ($183,073)	None	(1)
LifeGoal® Income Portfolio	Anwiti Bahuguna, PhD	19 RICs 29 PIVs 17 other accounts	$7.22 billion $4.73 billion $223 million	None	None	(1)
	Melda Mergen, CFA, CAIA	8 other accounts 2 other accounts[2]	$5.96 billion $33,316	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.48 billion $4.73 billion $239 million	None	None	(2)
	Marie M. Schofield, CFA	19 RICs 29 PIVs 17 other accounts	$7.22 billion $4.73 billion $223 million	None	None	(1)
	Beth Vanney, CFA	8 RICs 5 other accounts[3]	$5.96 billion $382,151	1 other account ($183,073)	None	(1)
Masters International Equity Portfolio	Fred Copper, CFA	5 RICs 2 PIVs 9 other accounts	$1.6 billion $40.2 million $40.4 million	None	None	(1)
	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.44 billion $4.73 billion $239 million	None	None	(2)

For Funds with fiscal year ending February 28
Convertible Securities Fund	Yan Jin	1 RIC 3 other accounts	$36.6 million $750,000	None	$10,001 - $50,000[a]	(1)
	David L. King, CFA	1 RIC 10 other accounts	$36.6 million $20.6 million	None	Over $1,000,000[a] $10,001 - $50,000[b]	(1)
Large Cap Core Fund	Craig Leopold, CFA	2 RICs 2 PIVs 500 other accounts	$125 million $325 million $1 billion	None	$50,001 - $100,000[b] $10,001 - $50,000[a]	(1)
	Peter Santoro, CFA	2 RICs 2 PIVs 500 other accounts	$125 million $325 million $1 billion	None	$100,001 - $500,000[a] $100,001 - $500,000[b]	(1)
Large Cap Enhanced Core Fund	Brian M. Condon, CFA	12 RICs 8 PIVs 38 other accounts	$8.235 billion $623 million $3.109 billion	1 PIV ($22 million)	$10,001 - $50,000[a] $1 - $10,000[b]	(1)
	Oliver Buckley[1]	7 other accounts	$5 million	None	None	(1)
Large Cap Index Fund	Alfred F. Alley III, CFA	7 RICs 4 PIVs 17 other accounts	$5.53 billion $771.2 million $1.47 billion	None	None	(1)
	Vadim Shteyn[1]	3 RICs 12 other accounts	$800 million $1.6 billion	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Large Cap Value Fund	Steven R. Schroll[1]	12 RICs 2 PIVs 524 other accounts	$16.8 billion $377.1 million $651 million	None	None	(1)
	Laton Spahr, CFA[1]	12 RICs 2 PIVs 521 other accounts	$16.8 billion $69.5 million $653 million	None	None	(1)
	Paul F. Stocking[1]	12 RICs 2 PIVs 527 other accounts	$16.8 billion $69.5 million $660 million	None	None	(1)
Mid Cap Index Fund	Alfred F. Alley III, CFA	7 RICs 4 PIVs 17 other accounts	$6.16 billion $771.2 million $1.47 billion	None	None	(1)
	Vadim Shteyn[1]	3 RICs 12 other accounts	$800 million $1.6 billion	None	None	(1)
Mid Cap Value Fund	Lori J. Ensinger, CFA	5 RICs 2 PIVs 3,296 other accounts	$2.37 billion $377.1 million $2.4 billion	None	$50,001 - $100,000[a] $1 - $10,000[b]	(1)
	David I. Hoffman	5 RICs 2 PIVs 3,302 other accounts	$2.37 billion $377.1 million $2.4 billion	None	$100,001 - $500,000[a]	(1)
	Noah J. Petrucci, CFA	5 RICs 2 PIVs 3,302 other accounts	$2.37 billion $377.1 million $2.4 billion	None	$10,001 - $50,000[a]	(1)
Multi-Advisor International Equity Fund**	Fred Copper, CFA	8 RICs 2 PIVs 9 other accounts	$1.26 billion $540.6 million $52.8 million	None	None	(1)
	Colin Moore	28 RICs 21 other accounts	$6.55 billion $299 million	None	None	(2)
Overseas Value Fund	Fred Copper, CFA	8 RICs 2 PIVs 9 other accounts	$1.85 billion $540.6 million $52.8 million	None	None	(1)
	Colin Moore[2]	24 RICs 26 PIVs 21 other accounts	$15.53 billion $2.4 billion $239 million	None	None	(2)
Small Cap Growth Fund II	Wayne M. Collette, CFA	8 RICs 2 PIVs 221 other accounts	$3.698 billion $192.3 million $321 million	None	None	(1)
	Lawrence W. Lin, CFA	7 RICs 2 PIVs 222 other accounts	$3.414 billion $192.3 million $320.2 million	None	None	(1)
	George J. Myers, CFA	7 RICs 2 PIVs 223 other accounts	$3.414 billion $192.3 million $320.8 million	None	None	(1)
	Brian D. Neigut	7 RICs 2 PIVs 224 other accounts	$3.414 billion $192.3 million $319.9 million	None	None	(1)
Small Cap Index Fund	Alfred F. Alley III, CFA	7 RICs 4 PIVs 17 other accounts	$7.11 billion $771.2 million $1.47 billion	None	None	(1)
	Vadim Shteyn[1]	3 RICs 12 other accounts	$800 million $1.6 billion	None	None	(1)

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in next sub-section)
Small Cap Value Fund II	Jarl Ginsberg, CFA	2 RICs 28 other accounts	$341.3 million $45 million	None	$100,001 - $500,000[a] $1 - $10,000[b]	(1)
	Christian K. Stadlinger, PhD, CFA	2 RICs 33 other accounts	$341.3 million $45 million	None	Over $1,000,000[a] $10,001 - $50,000[b]	(1)

For Funds with fiscal year ending March 31
CA Intermediate Municipal Bond Fund	Paul F. Fuchs, CFA	10 PIVs 3 other accounts	$1.58 billion $94 million	None	None	(1)
	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)
Corporate Bond Portfolio	Carl W. Pappo, CFA	3 RICs 8 PIVs 3 other accounts	$6.31 billion $1.90 billion $1.3 million	None	None	(1)
GA Intermediate Municipal Bond Fund	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)
MD Intermediate Municipal Bond Fund	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)
Mortgage- and Asset-Backed Portfolio	Michael W. Zazzarino	5 RICs 5 PIVs 8 other accounts	$11.3 billion $811.8 million $190.2 million	None	None	(1)
NC Intermediate Municipal Bond Fund	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)
Short Term Bond Fund	Leonard A. Aplet, CFA	3 RICs 6 PIVs 80 other accounts	$1.89 billion $3.15 billion $8.4 billion	None	Over $1,000,000[a] $10,000 - $50,000[b]	(1)
	Gregory S. Liechty	3 RICs 5 PIVs 12 other accounts	$1.89 billion $668 million $42.7 million	None	$1 - $10,000[a] $1 - $10,000[b]	(1)
	Ronald B. Stahl, CFA	10 RICs 5 PIVs 47 other accounts	$1.89 billion $668 million $3.37 billion	None	None	(1)
Short Term Municipal Bond Fund	Paul F. Fuchs, CFA	10 PIVs 3 other accounts	$1.58 billion $94 million	None	None	(1)
	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)
SC Intermediate Municipal Bond Fund	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)
VA Intermediate Municipal Bond Fund	Brian M. McGreevy	8 RICs 7 other accounts	$3.885 billion $492.4 million	None	None	(1)

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Reflects information for the portion of the Multi-Advisor International Equity Fund that is advised by the Investment Manager.
[a]	Excludes any notional investments.
[b]	Notional investments through a deferred compensation account.
[1]	Information provided as of June 30, 2011.
[2]	Information provided as of September 30, 2011.
[3]	Information provided as of March 31, 2012.

Structure of Compensation

(1) As of the Fund’s most recent fiscal year end, each portfolio manager received all of his/her compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Investment Manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Investment Manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Investment Manager’s profitability for the year, which is largely determined by assets under management.

(2) The compensation of the portfolio manager consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

Performance Benchmarks

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Alfred F. Alley III, CFA	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification

	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification

	Small Cap Index Fund	S&P Small Cap 600® Index	Lipper Small-Cap Core Funds Classification

Leonard A. Aplet, CFA	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Anwiti Bahuguna, PhD	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Oliver Buckley	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Wayne M. Collette, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Brian M. Condon, CFA	Large Cap Enhanced Core Fund	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Fred Copper, CFA	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Large-Cap Core Funds Classification

	Overseas Value Fund	MSCI EAFE Value Index (Net)	Lipper International Multi-Cap Value Funds Classification

Lori J. Ensinger, CFA	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Paul F. Fuchs, CFA	CA Intermediate Municipal Bond Fund	Barclays California 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification

	Short Term Municipal Bond Fund	Barclays 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification

Jarl Ginsberg, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification[a]

David I. Hoffman	Mid Cap Value Fund	Russell MidCap Value Index	Lipper Mid-Cap Value Classification

Yan Jin	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
David L. King, CFA	Convertible Securities Fund	BofA Merrill Lynch All Convertibles All Qualities	Lipper Convertible Securities Classification

Craig Leopold, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Gregory S. Liechty	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Lawrence W. Lin, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Robert McConnaughey	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large Cap Core Funds Classification

Brian M. McGreevy	CA Intermediate Municipal Bond Fund	Barclays California 3-15 Year Blend Municipal Bond Index	Lipper California Intermediate Municipal Debt Funds Classification

	GA Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	MD Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	NC Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	Short Term Municipal Bond Fund	Barclays 1-3 Year Municipal Bond Index	Lipper Short Municipal Debt Funds Classification

	SC Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

	VA Intermediate Municipal Bond Fund	Barclays 3-15 Year Blend Municipal Bond Index	Lipper Other States Intermediate Municipal Debt Funds Classification

Melda Mergen, CFA, CAIA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Colin Moore	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

	Masters International Equity Portfolio	MSCI EAFE Index (Net)	Lipper International Multi-Cap Core Funds Classification

	Multi-Advisor International Equity Fund	MSCI EAFE Index (Net)	Lipper International Large-Cap Core Funds Classification

	Overseas Value Fund	MSCI EAFE Value Index (Net)	Lipper International Multi-Cap Value Funds Classification

George J. Myers, CFA	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Brian D. Neigut	Small Cap Growth Fund II	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Classification

Carl W. Pappo, CFA	Corporate Bond Portfolio	Barclays Credit Bond Index	N/A

Noah J. Petrucci, CFA	Mid Cap Value Fund	Russell Mid Cap Value Index	Lipper Mid-Cap Value Classification

Peter Santoro, CFA	Large Cap Core Fund	S&P 500® Index	Lipper Large-Cap Core Classification

Marie M. Schofield, CFA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Steven R. Schroll	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Vadim Shteyn	Large Cap Index Fund	S&P 500® Index	Lipper S&P 500 Index Objective Funds Classification

	Mid Cap Index Fund	S&P MidCap 400® Index	Lipper Mid-Cap Core Funds Classification

	Small Cap Index Fund	S&P SmallCap 600® Index	Lipper Small-Cap Core Funds Classification

Latin Spahr, CFA	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Christian K. Stadlinger, PhD, CFA	Small Cap Value Fund II	Russell 2000 Value Index	Lipper Small-Cap Value Classification

Ronald B. Stahl, CFA	Short Term Bond Fund	Barclays 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Funds Classification

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Paul F. Stocking	Large Cap Value Fund	Russell 1000 Value Index	Lipper Large-Cap Value Classification

Beth Vanney, CFA	LifeGoal® Growth Portfolio	S&P 500® Index	Lipper Large-Cap Core Funds Classification

	LifeGoal® Balanced Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[1]	Lipper Mixed-Asset Target Allocation Growth Funds Classification

	LifeGoal® Income and Growth Portfolio	S&P 500® Index and Barclays Aggregate Bond Index, Blended Benchmark[2]	Lipper Mixed-Asset Target Allocation Conservative Funds Classification

	LifeGoal® Income Portfolio	Barclays U.S. Aggregate 1-3 Years Index; and separately, Barclays U.S. Aggregate 1-3 Years Index and Barclays U.S. Corporate High Yield Bond Index, Blended Benchmark[3]	Lipper General Bond Funds Classification

Michael W. Zazzarino	Mortgage and Asset-Backed Portfolio	Barclays U.S. Securitized Index	N/A

[1]	A custom composite, established by the Investment Manager, consisting of a 60% weighting of the S&P 500® Index and a 40% weighting of the Barclays Aggregate Bond Index.
[2]	A custom composite, established by the Investment Manager, consisting of a 70% weighting of the S&P 500® Index and a 30% weighting of the Barclays Aggregate Bond Index.
[3]

A custom composite, established by the Investment Manager, consisting of a 80% weighting of the Barclays U.S. Aggregate 1-3 Years Index and a 20% weighting of the Barclays U.S. Corporate High Yield Bond Index.

The Investment Manager’s Portfolio Managers and Potential Conflicts of Interest

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation may reduce commissions or market impact on a per-share or per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering involving multiple accounts. Thus, aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Investment Manager are to be made at a current market price, without the payment of any commission, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

Manager of Managers Exemption

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

For Marsico Growth Fund, if the Fund was to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

The Subadvisers and Investment Subadvisory Services

Brandes

Brandes is the investment subadviser to Columbia International Value Master Portfolio. The International Value Fund is a Feeder Fund and does not have its own subadviser(s) because it invests all of its assets in Columbia International Value Master Portfolio. With respect to the International Value Fund, Brandes earns its fee as the investment subadviser to the Columbia International Value Master Portfolio. See the Management of the Fund – Primary Services Providers section in the International Value Fund’s prospectus.

Brandes is 100% beneficially owned by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130. As of March 31, 2011, Brandes had approximately $45.9 billion in assets under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Brandes selects and manages the respective investments of the Fund for which it serves as investment subadviser. Brandes performs its duties subject at all times to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Brandes’ obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Brandes shall not be subject to liability to the Trust or the Investment Manager for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Brandes for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Brandes

The Investment Manager pays Brandes, as full compensation for services provided and expenses assumed, a subadvisory fee for Columbia International Value Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets:

Master Portfolio	Rate of Compensation
Columbia International Value Master Portfolio	• 0.50% of average daily net assets of Columbia International Value Master Portfolio

Subadvisory Fees Paid to Brandes

Brandes received subadvisory fees from the Investment Manager and Previous Adviser for its services as reflected in the following chart, which shows the subadvisory fees paid to Brandes, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal years.

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010**	Fiscal Year Ended February 28, 2009**
Fund	Investment Manager	Previous Adviser
International Value Fund*
Advisory Fee Paid	$7,670,137	$1,716,655	$8,841,168	$12,462,818
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	Because this Feeder Fund’s advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio.
**	All amounts were paid by the Previous Adviser.

Brandes Portfolio Managers

The following provides additional information about the Brandes portfolio managers responsible for making the day-to-day investment decisions for the Fund identified below. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the Brandes portfolio managers responsible for the Fund are:

Portfolio Manager	Fund
Jim Brown, CFA	International Value Fund
Glenn R. Carlson, CFA	International Value Fund
Brent Fredberg	International Value Fund
Jeffrey Germain, CFA	International Value Fund
Amelia M. Morris, CFA	International Value Fund
Brent V. Woods, CFA	International Value Fund

Brandes Portfolio Managers Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Brandes portfolio managers managed, as of the end of the Fund’s most recent fiscal year, or as indicated, the most recent practicable date.

Other Accounts Managed by the Brandes Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
International Value Fund	Jim Brown, CFA[1]	6 RICs 25 PIVs 3,238 other accounts	$3.303 billion $5.982 billion $33.081 billion	12 other accounts ($3.554 billion)	None
	Glenn R. Carlson, CFA[1]	10 RICs 47 PIVs 3,934 other accounts	$3.471 billion $7.011 billion $35.44 billion	12 other accounts ($3.554 billion)	None
	Brent Fredberg[1]	6 RICs 25 PIVs 3,238 other accounts	$3.303 billion $5.982 billion $33.081 billion	12 other accounts ($3.554 billion)	None
	Jeffrey Germain, CFA[1]	10 RICs 47 PIVs 3,934 other accounts	$3.471 billion $7.011 billion $35.44 billion	12 other accounts ($3.554 billion)	None
	Amelia M. Morris, CFA[1]	10 RICs 47 PIVs 3,934 other accounts	$3.471 billion $7.011 billion $35.44 billion	12 other accounts ($3.554 billion)	None
	Brent V. Woods, CFA[1]	10 RICs 47 PIVs 3,934 other accounts	$3.471 billion $7.011 billion $35.44 billion	12 other accounts ($3.554 billion)	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[1]	Account information provided as of March 31, 2011.

Brandes Portfolio Managers Compensation

Brandes’ overall compensation structure for portfolio managers/analysts includes: competitive base salaries, participation in an annual discretionary bonus plan, participation in profit sharing plan, eligibility for participation in the firm’s equity through partnership or phantom equity and eligibility to enroll in the firm’s comprehensive health and welfare benefits. Compensation is fixed. Participation in the bonus program and any individual award is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, quality and productivity of work done by portfolio management and research professionals, the attainment of client service goals, and the firm’s business results. Compensation is not based on the performance of the Fund or other accounts.

Brandes Portfolio Managers and Potential Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of an allocation of filled purchase or sale orders across all eligible funds and other accounts. In order to address these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For all client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of Brandes’ Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and rotational trading system procedures as described above are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Marsico

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202, Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marsico is an indirect subsidiary of Marsico Holdings, LLC, a Delaware Limited Liability Company. As of March 31, 2012, Marsico had approximately $44 billion under management.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Marsico selects and manages the respective investments of the Funds for which it serves as investment subadviser. Marsico performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of Marsico’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, Marsico shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Marsico for the services it provides to a Fund based on the percentage of the average daily net assets of that Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Marsico

Effective May 1, 2010, the Investment Manager pays Marsico, and for the period May 1, 2010 through January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund and Marsico Growth Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof subadvised by Marsico (“U.S. Funds”)*:

Fund	Rate of Compensation
U.S. Funds

•   0.45% on aggregate assets of the U.S. Funds up to $18 billion

•   0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion

•   0.35% on aggregate assets of the U.S. Funds above $21 billion

*

For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico 21st Century Fund; (ii) Marsico Focused Equities Fund; (iii) Columbia Variable Portfolio – Marsico 21st Century Fund; (iv) Columbia Variable Portfolio – Marsico Growth Fund; (v) Columbia Variable Portfolio – Marsico Focused Equities; (vi) Marsico Growth Fund; and (vii) any future Columbia U.S. equity fund subadvised by Marsico, as the Investment Manager and Marsico mutually agree in writing.

Effective May 1, 2010, the Adviser pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof subadvised by Marsico (“International Funds”)*:

Fund	Rate of Compensation
International Funds

•   0.45% on aggregate assets of the International Funds up to $6 billion

•   0.40% on aggregate assets of the International Funds between $6 billion and $10 billion

•   0.35% on aggregate assets of the International Funds above $10 billion

*	For purposes of this fee calculation, the assets subadvised by Marsico in the following Columbia Funds will be aggregated: (i) Marsico Global Fund; (ii) Marsico International Opportunities Fund; (iii) Multi-Advisor International Equity Fund; (iv) Columbia Variable Portfolio – Marsico International Opportunities Fund; and (v) any future Columbia international equity fund subadvised by Marsico, as the Investment Manager and Marsico mutually agree in writing.

The Investment Manager pays Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund, computed daily and payable monthly, at the annual rates listed below as a percentage of the aggregate average daily net assets of the Marsico Global Fund:

Fund	Rate of Compensation
Marsico Global Fund

•   0.45% on aggregate assets of the Marsico Global Fund up to $1.5 billion

•   0.40% on aggregate assets of the Marsico Global Fund between $1.5 billion and $3 billion

•   0.35% on aggregate assets of the Marsico Global Fund above $3 billion

For the period May 1, 2010 through January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Marsico Global Fund and Marsico International Opportunities Fund, computed daily and payable monthly, at the annual rates of 0.80% of the aggregate average daily net assets of U.S. Funds.

Immediately prior to January 1, 2008, the Previous Adviser paid Marsico, as full compensation for services provided and expenses assumed, a subadvisory fee for Marsico 21st Century Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico International Opportunities Fund and Multi-Advisor International Equity Fund, computed daily and payable monthly at the annual rate of 0.45% of the average net assets of the respective Fund.

Subadvisory Fees Paid to Marsico

Marsico received subadvisory fees from the Previous Adviser for Marsico’s services as reflected in the following chart, which shows the advisory fees paid to Marsico, the advisory fees waived and expense reimbursements where applicable, for the three most recently completed fiscal periods.

Fund	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
	Investment Manager	Previous Adviser
Marsico 21st Century Fund
Advisory Fee Paid	$13,277,486	$3,008,714	$17,890,538	$30,553,834
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Advisory Fee Paid	$10,410,256	$2,367,560	$13,085,046	$17,405,934
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Advisory Fee Paid	$24,235	$4,482	$20,688	$17,043
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Growth Fund
Advisory Fee Paid	$12,413,940	$2,937,459	$16,721,820	$23,371,676	**
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Advisory Fee Paid	$4,316,490	$947,107	$5,728,038	$10,955,978
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Advisory Fee Paid	$2,495,569	$572,116	$3,532,116	$4,836,093
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Adviser.
**	Includes amount paid for services provided to former Master Portfolio.

Marsico Portfolio Managers

The following provides additional information about the Marsico portfolio managers responsible for making the day-to-day investment decisions for the Funds identified below. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Marsico portfolio managers responsible for the Funds are:

Portfolio Manager	Funds
James G. Gendelman	Marsico Global Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund
Brandon Geisler	Marsico 21st Century Fund
Thomas F. Marsico	Marsico Focused Equities Fund
Marsico Global Fund
Marsico Growth Fund
Munish Malhotra, CFA	Marsico International Opportunities Fund
Multi-Advisor International Equity Fund
A. Douglas Rao	Marsico Focused Equities Fund
Marsico Growth Fund
Coralie Witter, CFA	Marsico Focused Equities Fund
Marsico Growth Fund

Marsico Portfolio Manager(s) Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Marsico portfolio manager(s) managed, as of the end of each Fund’s most recent fiscal year.

Other Accounts Managed by the Marsico Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
Marsico 21st Century Fund	Brandon Geisler[a]	None	None	None	None
Marsico Focused Equities Fund	Thomas F. Marsico[b]	28 RICs 15 PIVs 115 other accounts	$15.356 billion $2.333 billion $13.201 billion	None	None
	A. Douglas Rao[b]	25 RICs 9 PIVs 100 other accounts	$15.560 billion $1.364 billion $12.663 billion	None	None
	Coralie Witter, CFA[b]	16 RICs 8 PIVs 100 other accounts	$13.334 billion $1.252 billion $12.663 billion	None	None
Marsico Global Fund	James G. Gendelman	18 RICs 7 PIVs 20 other accounts	$9.099 billion $1.012 billion $2.250 billion	None	None
	Thomas F. Marsico[b]	28 RICs 15 PIVs 115 other accounts	$14.653 billion $2.333 billion $13.201 billion	None	None
Marsico Growth Fund	Thomas F. Marsico[b]	28 RICs 15 PIVs 115 other accounts	$18.197 billion $2.333 billion $13.201 billion	None	None

Other Accounts Managed by the Marsico Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
	A. Douglas Rao[b]	25 RICs 9 PIVs 100 other accounts	$14.857 billion $1.364 billion $12.663 billion	None	None
	Coralie Witter, CFA[b]	16 RICs 8 PIVs 100 other accounts	$12.631 billion $1.252 billion $12.663 billion	None	None
Marsico International Opportunities Fund	James G. Gendelman	18 RICs 7 PIVs 20 other accounts	$7.930 billion $1.012 billion $2.250 billion	None	None
	Munish Malhotra, CFA	14 RICs 2 PIVs 16 other accounts	$7.218 billion $124 million $1.740 billion	None	None
Multi-Advisor International Equity Fund	James G. Gendelman	18 RICs 7 PIVs 20 other accounts	$8.467 billion $1.012 billion $2.250 billion	None	None
	Munish Malhotra, CFA	14 RICs 2 PIVs 16 other accounts	$7.755 billion $124 million $1.740 billion	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
[a]	Account information provided as of September 30, 2011.
[b]

One of the ‘other accounts’ is a wrap fee platform which includes approximately 5,842 underlying clients for total assets of approximately $2.387 billion and two of the ‘other accounts’ represent model portfolios for total assets of approximately $1.927 billion.

Marsico Portfolio Managers Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500® Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Marsico Portfolio Managers and Potential Conflicts of Interest

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

Threadneedle

Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at 60 St Mary Axe, London EC3A 8JQ, United Kingdom.

Services Provided

Pursuant to the terms of its Investment Sub-Advisory Agreement, Threadneedle manages the portion of the Multi-Advisor International Equity Fund’s asset that is allocated to it from time to time by the Investment Manager. In this capacity, Threadneedle selects and manages investments of the Fund with respect to its allocated portion. Threadneedle performs its duties subject at all times to oversight by the Investment Manager and to the control of the Board and in conformity with the stated policies of the Fund.

Its Investment Sub-Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations or duties thereunder, neither Threadneedle nor any of its respective officers, partners, employees or agents shall be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Sub-Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Sub-Advisory Agreement is specifically approved at least annually by the Trust’s Board, including its Independent Trustees. The Investment Sub-Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Manager on 60 days’ written notice.

The Investment Manager, from the investment advisory fees it receives, pays Threadneedle for the services it provides to the Fund based on the percentage of the average daily net assets of the Fund, as set forth in the Investment Sub-Advisory Agreement. The Investment Manager also may pay amounts from its own assets to the Distributor or to selling or servicing agents for services they provide.

Subadvisory Rates Paid to Threadneedle

Effective April 11, 2011, the Investment Manager pays Threadneedle, as full compensation for services provided and expenses assumed pursuant to the Investment Sub-Advisory Agreement, a subadvisory fee for Multi-Advisor International Equity Fund that is based on a percentage of the daily net assets of the Fund allocated to it as follows: 0.35% on the first $150 million of assets; 0.30% on the next $500 million of assets; 0.25% on the next $500 million of assets; and 0.20% on assets thereafter.

Subadvisory Fees Paid to Threadneedle

Threadneedle received no subadvisory fees from the Investment Manager for the Multi-Advisor International Equity Fund’s three most recently completed fiscal years.

Threadneedle Portfolio Manager

The following provides additional information about the Threadneedle portfolio manager responsible for making the day-to-day investment decisions for the Fund identified below. As described in the Management of the Fund – Primary Service Providers section of the Fund’s prospectuses, the Threadneedle portfolio manager responsible for the Fund is:

Portfolio Manager	Fund(s)
Dan Ison	Multi-Advisor International Equity Fund

Threadneedle Portfolio Manager Information

The following table provides information about the number and assets of other investment accounts (or portions of investment accounts) that the Threadneedle portfolio manager managed, as of the end of the Fund’s most recent fiscal year.

Other Accounts Managed by the Threadneedle Portfolio Managers (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned
For Funds with fiscal year ending February 28
Multi-Advisor International Equity Fund	Dan Ison	4 RICs	$1.07 billion	1 RIC ($95 million)	None

*	RIC refers to a Registered Investment Company.

Threadneedle Portfolio Manager(s) Compensation

To align the interests of its investment staff with those of its clients, the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, he or she needs to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

Threadneedle Portfolio Managers and Potential Conflicts of Interest

Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Rates Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the section entitled Primary Service Providers – The Administrator in each Fund’s prospectuses.

The Administrator and the Previous Administrator received fees from the Funds for their services as reflected in the following charts, which show administration fees paid to and, as applicable waived/reimbursed by the Administrator and the Previous Administrator, for the three most recently completed fiscal years.

	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
Fund		Administrator	Previous Administrator
LifeGoal® Balanced Growth Portfolio
Administration Fee Paid	$172,993	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Growth Portfolio
Administration Fee Paid	$110,201	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income and Growth Portfolio
Administration Fee Paid	$19,610	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—
LifeGoal® Income Portfolio
Administration Fee Paid	$8,838	$30,914	$3,197	$39,883	$38,550
Amount Reimbursed	—	—	—	$27,743	$26,949
Amount Waived	$1,907	$22,563	$2,386	—	—
Masters International Equity Portfolio
Administration Fee Paid	$14,245	—	—	—	—
Amount Reimbursed	—	—	—	—	—
Amount Waived	—	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Administrator	Previous Administrator
Convertible Securities Fund
Administration Fee Paid	$595,247	$125,887	$645,345	$867,215
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
International Value Fund**
Administration Fee Paid	$2,268,256	$502,197	$2,523,528	$3,627,490
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Core Fund
Administration Fee Paid	$1,456,582	$313,512	$1,646,222	$1,967,356
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Enhanced Core Fund
Administration Fee Paid	$539,340	$133,310	$760,800	$970,695
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Large Cap Index Fund
Administration Fee Paid	$2,435,505	$476,763	$2,231,508	$2,238,144
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Administrator	Previous Administrator
Large Cap Value Fund
Administration Fee Paid	$2,882,750	$618,318	$3,641,178	$4,741,946
Amount Reimbursed	—	—	—	$200,002
Amount Waived	—	—	—	—
Marsico 21st Century Fund
Administration Fee Paid	$6,375,466	$1,446,304	$8,603,983	$15,005,283
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Focused Equities Fund
Administration Fee Paid	$4,973,795	$1,133,081	$6,259,486	$8,469,821
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Global Fund
Administration Fee Paid	$11,839	$2,186	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico Growth Fund
Administration Fee Paid	$5,953,193	$1,411,813	$8,032,650	$7,346,572
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Marsico International Opportunities Fund
Administration Fee Paid	$2,111,916	$462,400	$2,706,440	$5,232,450
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Index Fund
Administration Fee Paid	$1,806,673	$335,447	$1,474,963	$1,534,088
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mid Cap Value Fund
Administration Fee Paid	$6,421,326	$1,333,218	$6,437,740	$6,836,190
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Multi-Advisor International Equity Fund
Administration Fee Paid	$1,837,899	$415,193	$2,340,535	$3,345,352
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Overseas Value Fund
Administration Fee Paid	$3,250	$668	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Growth Fund II
Administration Fee Paid	$335,839	$71,779	$296,532	$372,770
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Small Cap Index Fund
Administration Fee Paid	$1,317,190	$259,005	$1,163,978	$1,162,133
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Administrator	Previous Administrator
Small Cap Value Fund II
Administration Fee Paid	$2,279,973	$443,426	$1,916,545	$1,901,446
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.
**	The Administration fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

Fund	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
	Administrator	Previous Administrator
CA Intermediate Municipal Bond Fund
Administration Fee Paid	$331,076	$27,933	$258,160	$264,344
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Corporate Bond Portfolio
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
GA Intermediate Municipal Bond Fund
Administration Fee Paid	$169,429	$16,176	$141,447	$133,545
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
MD Intermediate Municipal Bond Fund
Administration Fee Paid	$154,855	$14,763	$181,093	$177,259
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—	—
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
NC Intermediate Municipal Bond Fund
Administration Fee Paid	$225,076	$20,237	$234,514	$212,808
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
Short Term Bond Fund
Administration Fee Paid	$2,986,599	$280,798	$2,556,779	$1,550,851
Amount Reimbursed	—	—	$97,492	$241,564
Amount Waived	—	—	—	—
Short Term Municipal Bond Fund
Administration Fee Paid	$3,069,492	$299,833	$2,935,466	$1,071,138
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—
SC Intermediate Municipal Bond Fund
Administration Fee Paid	$182,254	$17,283	$235,422	$242,696
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

Fund	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
	Administrator	Previous Administrator
VA Intermediate Municipal Bond Fund
Administration Fee Paid	$374,692	$33,870	$411,604	$408,177
Amount Reimbursed	—	—	—	—
Amount Waived	—	—	—	—

*	All amounts were paid to or waived/reimbursed by the Previous Administrator.

Pricing and Bookkeeping Services

Prior to 2011, State Street provided certain pricing and bookkeeping services to the Funds. The Administrator was responsible for overseeing the performance of these services and for certain other services. Effective during 2011, these services began to be provided under the Administrative Services Agreement.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provided financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provided accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Portfolios, Large Cap Index Fund and Small Cap Index Fund) also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated on August 8, 2011.

Under the State Street Agreements, LifeGoal® Income Portfolio and Masters International Equity Portfolio paid State Street an annual fee of $26,000 paid monthly. LifeGoal® Income Portfolio also reimbursed State Street for certain out-of-pocket expenses and charges. Except for LifeGoal® Income Portfolio, the LifeGoal® Portfolios did not pay any separate fees for services rendered under the State Street Agreements, and, except for LifeGoal® Income Portfolio, the fees for pricing and bookkeeping services incurred by the LifeGoal® Portfolios were paid as part of the management fee.

Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pursuant to an assumption agreement with the Adviser, Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio did not pay separate fees for services rendered under the State Street Agreements and did not pay fees for pricing and bookkeeping services.

From December 15, 2006 through May 1, 2010, the Trust was party to a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Previous Adviser. Under the Services Agreement, the Previous Adviser provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of

2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Previous Adviser for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by the Previous Adviser in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed the Previous Adviser for accounting oversight services and services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002. Effective May 1, 2010, the services previously provided by the Previous Adviser under the Services Agreement began to be provided by the Administrator under the Administrative Services Agreement, and the Services Agreement was terminated.

Pricing and Bookkeeping Fees Paid by the Funds

State Street received fees from the Funds for their services as reflected in the following table, which show the net pricing and bookkeeping fees paid to State Street, the Investment Manager and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
LifeGoal® Balanced Growth Portfolio
Amount Paid to Adviser	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Growth Portfolio
Amount Paid to Adviser	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Income and Growth Portfolio
Amount Paid to Adviser	—	—	—	—
Amount Paid to State Street	—	—	—	—
LifeGoal® Income Portfolio
Amount Paid to Adviser	$89	—	—	—
Amount Paid to State Street	—	$26,348	$26,283	$26,128
Masters International Equity Portfolio
Amount Paid to Adviser	$509	—	—	—
Amount Paid to State Street	—	$27,115	$26,284	$26,151

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

Fund	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 29, 2009*
Convertible Securities Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$112,948	$117,450	$136,127
International Value Fund**
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$38,000	$38,000	$38,000
Large Cap Core Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$144,785	$144,815	$144,115
Large Cap Enhanced Core Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$109,119	$117,947	$129,888

Fund	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 29, 2009*
Large Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
Large Cap Value Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$141,795	$141,357	$141,105
Marsico 21st Century Fund
Amount Paid to Adviser		—	—
Amount Paid to State Street	$142,868	$147,990	$144,160
Marsico Focused Equities Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$143,791	$143,765	$143,367
Marsico Global Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$50,506	$22,418	$16,411
Marsico Growth Fund***
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$143,829	$143,813	$60,038
Marsico International Opportunities Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$151,885	$151,423	$150,412
Mid Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$145,325	$145,331	$145,519
Mid Cap Value Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$141,578	$141,991	$141,486
Multi-Advisor International Equity Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$156,329	$155,605	$153,963
Overseas Value Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$51,388	$15,682	$14,124
Small Cap Growth Fund II
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$92,313	$89,209	$100,308
Small Cap Index Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
Small Cap Value Fund II
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$142,013	$141,971	$141,609

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.
**	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.
***	Marsico Growth Fund converted from a feeder fund in a master/feeder structure to a stand-alone fund on November 10, 2008. All amounts shown prior to that date are only the portion that was paid at the Feeder Fund-level.

Fund	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
CA Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$93,984	$89,890	$93,328
Corporate Bond Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
GA Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$66,957	$68,821	$66,874
MD Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$72,676	$74,271	$73,866
Mortgage- and Asset-Backed Portfolio
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	—	—	—
NC Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$86,539	$84,310	$77,582
Short Term Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$171,788	$170,978	$171,635
Short Term Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$192,867	$184,672	$159,109
SC Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$76,745	$81,480	$81,703
VA Intermediate Municipal Bond Fund
Amount Paid to Adviser	—	—	—
Amount Paid to State Street	$107,911	$107,431	$105,618

*	All amounts “Paid to Adviser” were paid to the Previous Adviser.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and the Previous Distributor retained, after paying commissions and other expenses, for the three most recently completed fiscal years.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Distributor	Previous Distributor
LifeGoal® Balanced Growth Portfolio
Amount Paid
Class A shares	740,555	$542,783	$79,808	$707,466	$824,098
Amount Retained
Class A shares	$625,323	$88,517**		$112,738	$132,234
Class B shares	$21,587	$99,464**		$220,799	$479,481
Class C shares	$4,176	$5,151**		$6,080	$56,297
Class T shares	$4,240
LifeGoal® Growth Portfolio
Amount Paid
Class A shares	$435,375	$273,007	$46,518	$357,761	$619,512
Amount Retained
Class A shares	$714,528	$44,023**		$54,808	$99,409
Class B shares	$39,575	$67,582		$109,835	$230,340
Class C shares	$4,801	$5,859		$6,240	$14,107
Class T shares	—
LifeGoal® Income and Growth Portfolio
Amount Paid
Class A shares	$106,244	$121,630	$15,731	$161,707	$248,920
Amount Retained
Class A shares	$86,408	$17,709**		$27,891	$45,674
Class B shares	$6,260	$25,995**		$43,762	$137,664
Class C shares	$1,296	$1,302**		$2,141	$9,112
Class T shares	—

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
		Distributor	Previous Distributor
LifeGoal® Income Portfolio
Amount Paid
Class A shares	$6,354	$9,686	$1,037	$12,780	$20,370
Amount Retained
Class A shares	$5,800	$1,357**		$1,355	$1,738
Class B shares	$511	$2,546**		$6,709	$5,919
Class C shares	$393	$229**		$145	$1,609
Class T shares	—
Masters International Equity Portfolio
Amount Paid
Class A shares	$7,969	$7,943	$1,970	$22,038	$125,854
Amount Retained
Class A shares	$6,656	$1,571**		$17,969	$21,250
Class B shares	$3,596	$7,811**		$14,287	$19,308
Class C shares	$128	$287**		$588	$6,443

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Distributor	Previous Distributor
Convertible Securities Fund
Amount Paid
Class A shares	$53,741	$6,710	$44,314	$45,753
Amount Retained
Class A shares	$9,935**		$6,663	$7,725
Class B shares	$8,741**		$15,863	$64,574
Class C shares	$101**		$141	$2,957
International Value Fund
Amount Paid
Class A shares	$71,896	$29,627	$242,634	$684
Amount Retained
Class A shares	$16,822**		$34,160	$123
Class B shares	$1,158**		$507	$6,436
Class C shares	$5,200**		$827	$241
Large Cap Core Fund
Amount Paid
Class A shares	$24,844	$8,758	$42,420	$51,581
Amount Retained
Class A shares	$5,030**		$6,503	$8,300
Class B shares	$1,423**		$3,239	$4,423
Class C shares	$242**		$203	$128

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Distributor	Previous Distributor
Large Cap Enhanced Core Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Class R shares	—	—	—	—
Large Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—		$15	$446
Class B shares	$879**		$4,216	$14,227
Large Cap Value Fund
Amount Paid
Class A shares	$91,840	$37,084	$153,445	$178,936
Amount Retained
Class A shares	$19,076**		$25,081	$29,956
Class B shares	$30,573**		$57,696	$221,885
Class C shares	$1,633**		$1,728	$2,847
Marsico 21st Century Fund
Amount Paid
Class A shares	$403,712	$124,579	$813,469	$4,159,043
Amount Retained
Class A shares	$71,965**		$120,518	$683,537
Class B shares	$316,760**		$402,871	$516,184
Class C shares	$20,971**		$144,216	$531,406
Marsico Focused Equities Fund
Amount Paid
Class A shares	$172,448	$42,458	$264,977	$416,549
Amount Retained
Class A shares	$30,674**		$44,751	$70,078
Class B shares	$52,559**		$118,597	$207,952
Class C shares	$10,485**		$24,741	$58,825
Marsico Global Fund
Amount Paid
Class A shares	$15,034	$1,125	$12,606	$6,062
Amount Retained
Class A shares	$2,241**		$1,779	$696
Class C shares	$42**		$743	$606
Marsico Growth Fund
Amount Paid
Class A shares	$237,830	$65,591	$341,752	$577,560
Amount Retained
Class A shares	$44,389**		$66,515	$93,405
Class B shares	$77,871**		$119,246	$215,743
Class C shares	$8,561**		$43,937	$157,908

	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010*	Fiscal Year Ended February 28, 2009*
Fund	Distributor	Previous Distributor
Marsico International Opportunities Fund
Amount Paid
Class A shares	$30,520	$12,737	$69,193	$302,677
Amount Retained
Class A shares	$6,528**		$10,762	$54,459
Class B shares	$33,816**		$38,709	$72,437
Class C shares	$970**		$4,361	$20,577
Mid Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Mid Cap Value Fund
Amount Paid
Class A shares	$172,566	$55,954	$267,654	$770,465
Amount Retained
Class A shares	$37,809**		$45,628	$127,913
Class B shares	$56,082**		$88,854	$191,561
Class C shares	$9,853**		$20,739	$82,583
Multi-Advisor International Equity Fund
Amount Paid
Class A shares	$2,658	$5,851	$13,134	$29,574
Amount Retained
Class A shares	$1,326**		$2,007	$4,955
Class B shares	$1,602**		$1,146	$2,895
Class C shares	—	—	—	$155
Overseas Value Fund
Amount Paid	—	—	—	—
Amount Retained	—	—	—	—
Small Cap Growth Fund II
Amount Paid
Class A shares	$11,333	$5,872	$21,406	$38,170
Amount Retained
Class A shares	$2,632**		$3,046	$6,108
Class B shares	$2,255**		$1,948	$6,115
Class C shares	$663**		$551	$795
Small Cap Index Fund
Amount Paid
Class A shares	—	—	—	—
Amount Retained
Class A shares	—	—	—	—
Small Cap Value Fund II
Amount Paid
Class A shares	$4,817	$1,087	$8,583	$69,290
Amount Retained
Class A shares	$1,040**		$1,118	$13,657
Class B shares	$6,376**		$8,191	$13,646
Class C shares	$296**		$1,745	$18,619

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
Fund	Distributor	Previous Distributor
CA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$35,407	$0	$13,765	$13,086
Amount Retained
Class A shares	$4,249**		$4,013	$21,316
Class B shares	$0**		$991	$1,377
Class C shares	$381**		$828	$406
Corporate Bond Portfolio
Amount Paid
Shares	—		—	—
GA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$15,411	$149	$32,915	$4,631
Amount Retained
Class A shares	$2,096**		$3,025	$454
Class B shares	$500**		$582	—
Class C shares	$554**		$462	—
MD Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$24,213	$2,873	$71,197	$31,838
Amount Retained
Class A shares	$2,973**		$6,775	$3,179
Class B shares	$1,999**		$485	$283
Class C shares	$437**		—	—
Mortgage- and Asset-Backed Portfolio
Amount Paid
Shares	—		—	—
NC Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$42,971	$1,352	$31,713	$21,324
Amount Retained
Class A shares	$6,647**		$13,321	$2,537
Class B shares	$0**		$713	$229
Class C shares	$295**		$409	—
Short Term Bond Fund
Amount Paid
Class A shares	$132,347	$11,409	$243,246	$70,381
Amount Retained
Class A shares	$51,632**		$99,958	$19,312
Class B shares	$4,674**		$4,116	$2,819
Class C shares	$60,542**		$33,731	$14,417
Short Term Municipal Bond Fund
Amount Paid
Class A shares	$53,224	$7,122	$338,947	$163,550
Amount Retained
Class A shares	$69,857**		$262,334	$56,320
Class B shares	$0**		—	—
Class C shares	$24,289**		$30,159	$4,996

	Fiscal Year Ended March 31, 2011		Fiscal Year Ended March 31, 2010*	Fiscal Year Ended March 31, 2009*
Fund	Distributor	Previous Distributor
SC Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$47,587	$2,663	$53,622	$18,959
Amount Retained
Class A shares	$5,681**		$24,755	$7,258
Class B shares	$1,500**		—	—
Class C shares	$404**		$322	$141
VA Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$24,183	$128	$28,594	$22,633
Amount Retained
Class A shares	$2,467**		$3,230	$2,300
Class B shares	$2**		$698	$97
Class C shares	$3,889**		$970	$947

*	All amounts were paid to or retained by the Previous Distributor.
**	A portion of the amount shown was retained by the Distributor and the Previous Distributor.

Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds’ proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Investment Manager and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Selling Agent Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, and effective May 1, 2011 for LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, pay the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly for all share classes, except for Class I shares, and, prior to September 7, 2010, paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition, effective September 7, 2010, the Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, and effective May 1, 2011 for LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds in an annual amount equal to 0.20% of the average aggregate value of the Fund’s shares maintained in such omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent is reimbursed $16.00 annually, calculated monthly based on the total number of positions in such accounts at the end of such month) for all share classes, except for Class I, Class R4, and Class Y shares. For Class R4 shares, the Funds reimburse the Transfer Agent for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation of 0.05% of the net assets attributable to such shares. Prior to September 7, 2010, the Funds, except for Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, LifeGoal® Balanced Growth Portfolio, LifeGoal® Growth Portfolio, and LifeGoal® Income and Growth Portfolio, reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds, except for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the period January 1, 2008 through December 31, 2009, the Previous Transfer Agent was paid an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Previous Transfer Agent was paid for the fees and expenses the Previous Transfer Agent paid to third party dealer firms that maintained omnibus accounts with certain of the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. For the period April 1, 2006 through December 31, 2007, the Previous Transfer Agent was paid an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Previous Transfer Agent was paid an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Previous Transfer Agent was entitled to reimbursement by certain Funds for the fees and expenses that the Previous Transfer Agent paid to dealer firms or transfer agents that maintained omnibus accounts with such Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Funds that offer Class R4 shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class R4 shares.

Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class R4 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees). The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The financial statements contained in each Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal year ending February 29, 2012, March 31, 2012 or January 31, 2013, as applicable.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The audited financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue N.W., Washington, DC, 20001. Schulte Roth & Zabel LLP serves as counsel to the Independent Trustees of the Trust. Its address is 919 Third Avenue, New York, NY 10022.

Distribution and Servicing Plans

The Trust has adopted distribution and/or shareholder servicing plans for the Class B shares, Class C shares, Class R shares, Class R4 shares, Class T shares and Class W shares of the Funds and a combined shareholder servicing and distribution plan for Class A shares. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	none	none	0.25%*
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%[a]
Class I	none	none	none
Class R	0.50%	— [b]	0.50%
Class R4	none	0.25%[c]	0.25%[c]

	Distribution Fee	Service Fee	Combined Total
Class T	none	0.50%[d]	0.50%[d]
Class W	0.25%	0.25%	0.25%
Class Y	none	none	none
Class Z	none	none	none

*	The Funds pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.
[a]

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of Short Term Bond Fund so that the distribution fee does not exceed 0.44% annually and the combined distribution and service fee does not exceed 0.69% annually. This arrangement may be modified or terminated by the Distributor at any time.

[b]	Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares.
[c]

The shareholder service fees for Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

[d]

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

The shareholder servicing plans permit the Funds to compensate or reimburse Selling Agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or Selling Agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their Selling Agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the Selling Agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Distribution and Service Fees Paid by the Funds

The Distributor and the Previous Distributor received distribution and service fees from the Funds for their services as reflected in the following charts, which show distribution and service fees paid to and waived by the Distributor and the Previous Distributor for the most recently completed fiscal year. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor and Previous Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges. Class I shares, Class Y shares and Class Z shares do not pay distribution and service fees.

Distribution and Services Fees Paid by the Funds for the Fiscal Period Ended January 31, 2012

	Class A		Class B		Class C		Class R
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$1,325,244	—	—	—	—	—	—	—
Distribution Fee	—	—	$674,275	—	$569,163	—	$11,854	—
Service Fee	—	—	$224,811	—	$189,868	—	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—
LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$988,158	—	—	—	—	—	—	—
Distribution Fee	—	—	$552,531	—	$535,467	—	$11,066	—
Service Fee	—	—	$184,177	—	$178,489	—	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

	Class A		Class B		Class C		Class R
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	$138,741	—	—	—	—	—	—	—
Distribution Fee	—	—	$120,398	—	$147,489	—	$2,860	—
Service Fee	—	—	$40,133	—	$49,164	—	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—
LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	$29,363	—	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$25,174	—	$33,805	—	N/A	N/A
Service Fee	—	—	$8,391	—	$11,268	—	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A
Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	$67,829	—	—	—	—	—	—	—
Distribution Fee	—	—	$15,778	—	$42,070	—	$110	—
Service Fee	—	—	$5,258	—	$14,024	—	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	—	—

Distribution and Services Fees Paid by the Funds for the Fiscal Period Ended January 31, 2012

	Class R4		Class T
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor
LifeGoal® Balanced Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—
Distribution Fee	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	$236,836	N/A
Fees Waived by the Distributor	N/A	N/A	—	—

LifeGoal® Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	—	—	N/A	N/A
Distribution Fee	—	—	N/A	N/A
Service Fee	—	—	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A

LifeGoal® Income and Growth Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A

LifeGoal® Income Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A

	Class R4		Class T
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor
Masters International Equity Portfolio
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended February 28, 2011

	Class A		Class B		Class C
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Convertible Securities Fund
Combined Shareholder Servicing and Distribution Fee	$417,852	$83,394	—	—	—	—
Distribution Fee	—	—	$95,982	$29,517	$126,499	$25,996
Service Fee	—	—	$32,098	$9,839	$42,166	$8,665
Fees Waived by the Distributor	—	—	—	—	—	—

International Value Fund
Combined Shareholder Servicing and Distribution Fee	$768,779	$165,569	—	—	—	—
Distribution Fee	—	—	$9,954	$8,834	$358,360	$83,213
Service Fee	—	—	$3,318	$2,945	$119,453	$27,737
Fees Waived by the Distributor	—	—	—	—	—	—

Large Cap Core Fund
Combined Shareholder Servicing and Distribution Fee	$266,337	$58,228	—	—	—	—
Distribution Fee	—	—	$11,701	$3,374	$15,082	$3,259
Service Fee	—	—	$3,901	$1,125	$5,042	$1,086
Fees Waived by the Distributor	—	—	—	—	—	—

Large Cap Enhanced Core Fund
Combined Shareholder Servicing and Distribution Fee	$24,060	$5,293	N/A	N/A	N/A	N/A
Distribution Fee	—	—	N/A	N/A	N/A	N/A
Service Fee	—	—	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	N/A	N/A

Large Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$678,153	$123,567	—	—	N/A	N/A
Distribution Fee	—	—	$21,395	$4,946	N/A	N/A
Service Fee	—	—	$7,132	$1,649	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	N/A	N/A

Large Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$1,138,704	$395,202	—	—	—	—
Distribution Fee	—	—	$341,144	$116,835	$216,669	$49,010
Service Fee	—	—	$113,715	$38,945	$72,223	$16,337
Fees Waived by the Distributor	—	—	—	—	—	—

	Class A		Class B		Class C
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Marsico 21st Century Fund
Combined Shareholder Servicing and Distribution Fee	$3,593,624	$846,923	—	—	—	—
Distribution Fee	—	—	$669,310	$153,792	$3,664,014	$860,619
Service Fee	—	—	$223,104	$51,264	$1,221,339	$286,873
Fees Waived by the Distributor	—	—	—	—	—	—

Marsico Focused Equities Fund
Combined Shareholder Servicing and Distribution Fee	$2,933,020	$707,098	—	—	—	—
Distribution Fee	—	—	$309,815	$80,781	$1,794,234	$394,622
Service Fee	—	—	$103,267	$26,927	$598,081	$131,541
Fees Waived by the Distributor	—	—	—	—	—	—

Marsico Global Fund
Combined Shareholder Servicing and Distribution Fee	$4,891	$897	N/A	N/A	—	—
Distribution Fee	—	—	N/A	N/A	$10,577	$1,932
Service Fee	—	—	N/A	N/A	$3,526	$644
Fees Waived by the Distributor	—	—	N/A	N/A	—	—

Marsico Growth Fund
Combined Shareholder Servicing and Distribution Fee	$2,177,969	$661,726	—	—	—	—
Distribution Fee	—	—	$260,695	$62,714	$2,327,656	$522,167
Service Fee	—	—	$86,898	$20,905	$776,558	$174,056
Fees Waived by the Distributor	—	—	—	—	—	—

Marsico International Opportunities Fund
Combined Shareholder Servicing and Distribution Fee	$303,692	$70,390	—	—	—	—
Distribution Fee	—	—	$96,021	$23,045	$250,955	$57,682
Service Fee	—	—	$32,007	$7,682	$83,651	$19,227
Fees Waived by the Distributor	—	—	—	—	—	—

Mid Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$508,991	$78,999	N/A	N/A	N/A	N/A
Distribution Fee	—	—	N/A	N/A	N/A	N/A
Service Fee	—	—	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	N/A	N/A

Mid Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	$2,945,042	$638,545	—	—	—	—
Distribution Fee	—	—	$311,758	$87,490	$1,042,471	$239,309
Service Fee	—	—	$103,832	$29,010	$347,623	$79,401
Fees Waived by the Distributor	—	—	—	—	—	—

	Class A		Class B		Class C
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Multi-Advisor International Equity Fund
Combined Shareholder Servicing and Distribution Fee	$48,867	$10,583	—	—	—	—
Distribution Fee	—	—	$5,330	$1,488	$8,170	$2,258
Service Fee	—	—	$1,777	$496	$2,723	$753
Fees Waived by the Distributor	—	—	—	—	—	—

Overseas Value Fund
Combined Shareholder Servicing and Distribution Fee	—	—	N/A	N/A	—	—
Distribution Fee	—	—	N/A	N/A	—	—
Service Fee	—	—	N/A	N/A	—	—
Fees Waived by the Distributor	—	—	N/A	N/A	—	—

Small Cap Growth Fund II
Combined Shareholder Servicing and Distribution Fee	$268,361	$54,507	—	—	—	—
Distribution Fee	—	—	$14,026	$4,297	$15,104	$3,462
Service Fee	—	—	$4,686	$1,432	$5,034	$1,154
Fees Waived by the Distributor	—	—	—	—	—	—

Small Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	$288,362	$45,929	—	—	N/A	N/A
Distribution Fee	—	—	—	—	N/A	N/A
Service Fee	—	—	—	—	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	N/A	N/A

Small Cap Value Fund II
Combined Shareholder Servicing and Distribution Fee	$1,008,646	$192,732	—	—	—	—
Distribution Fee	—	—	$17,953	$4,068	$104,218	$21,040
Service Fee	—	—	$5,984	$1,356	$135,852	$31,199
Fees Waived by the Distributor	—	—	—	—	—	—

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended February 28, 2011

	Class I		Class R		Class W
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Convertible Securities Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	—	—
Distribution Fee	N/A	N/A	—	—	—	—
Service Fee	N/A	N/A	—	—	—	—
Fees Waived by the Distributor	N/A	N/A	—	—	—	—

	Class I		Class R		Class W
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
International Value Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	N/A	N/A
Distribution Fee	N/A	N/A	$5	—	N/A	N/A
Service Fee	N/A	N/A	—	—	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	—	—	N/A	N/A

Large Cap Core Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	—	—
Distribution Fee	N/A	N/A	N/A	N/A	—	—
Service Fee	N/A	N/A	N/A	N/A	$3	—
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	—	—

Large Cap Enhanced Core Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	N/A	N/A
Distribution Fee	N/A	N/A	$478	$95	N/A	N/A
Service Fee	N/A	N/A	—	—	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	—	—	N/A	N/A

Large Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	—	—	N/A	N/A	N/A	N/A
Distribution Fee	—	—	N/A	N/A	N/A	N/A
Service Fee	—	—	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	N/A	N/A

Large Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	—	—
Distribution Fee	N/A	N/A	$3,405	$219	—	—
Service Fee	N/A	N/A	—	—	$3	—
Fees Waived by the Distributor	N/A	N/A	—	—	—	—

Marsico 21st Century Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	N/A	N/A
Distribution Fee	N/A	N/A	$164,979	$37,056	N/A	N/A
Service Fee	N/A	N/A	—	—	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	—	—	N/A	N/A

Marsico Focused Equities Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

	Class I		Class R		Class W
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Marsico Global Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	N/A	N/A
Distribution Fee	N/A	N/A	$4,574	$875	N/A	N/A
Service Fee	N/A	N/A	—	—	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	—	—	N/A	N/A

Marsico Growth Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	—	—
Distribution Fee	N/A	N/A	$69,068	$13,537	—	—
Service Fee	N/A	N/A			$3	—
Fees Waived by the Distributor	N/A	N/A	—	—	—	—

Marsico International Opportunities Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	N/A	N/A
Distribution Fee	N/A	N/A	$14,076	$2,943	N/A	N/A
Service Fee	N/A	N/A	—	—	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	—	—	N/A	N/A

Mid Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

Mid Cap Value Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	—	—
Distribution Fee	N/A	N/A	$1,264,874	$247,515	—	—
Service Fee	N/A	N/A	—	—	$3	—
Fees Waived by the Distributor	N/A	N/A	—	—	—	—

Multi-Advisor International Equity Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	—	—	—	—
Distribution Fee	N/A	N/A	$1,062	$256	—	—
Service Fee	N/A	N/A	—	—	$3	—
Fees Waived by the Distributor	N/A	N/A	—	—	—	—

	Class I		Class R		Class W
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
Overseas Value Fund
Combined Shareholder Servicing and Distribution Fee	—	—	—	—	—	—
Distribution Fee	—	—	—	—	—	—
Service Fee	—	—	—	—	—	—
Fees Waived by the Distributor	—	—	—	—	—	—

Small Cap Growth Fund II
Combined Shareholder Servicing and Distribution Fee	—	—	N/A	N/A	N/A	N/A
Distribution Fee	—	—	N/A	N/A	N/A	N/A
Service Fee	—	—	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	N/A	N/A

Small Cap Index Fund
Combined Shareholder Servicing and Distribution Fee	—	—	N/A	N/A	N/A	N/A
Distribution Fee	—	—	N/A	N/A	N/A	N/A
Service Fee	—	—	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	—	—	N/A	N/A	N/A	N/A

Small Cap Value Fund II
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	—	—
Distribution Fee	N/A	N/A	N/A	N/A	—	—
Service Fee	N/A	N/A	N/A	N/A	—	—
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	—	—

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2011

	Class A		Class B		Class C		Class R
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
CA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$35,285	$2,509	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$1,332	$135	$13,141	$1,171	N/A	N/A
Service Fee	—	—	$444	$45	$4,380	$390	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

	Class A		Class B		Class C		Class R
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
GA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$43,678	$3,988	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$4,584	$546	$25,372	$2,195	N/A	N/A
Service Fee	—	—	$1,528	$182	$8,457	$732	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

MD Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$60,665	$5,598	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$3,953	$543	$28,116	$2,025	N/A	N/A
Service Fee	—	—	$1,318	$181	$9,372	$675	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

NC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$78,994	$6,905	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$7,706	$773	$31,626	$2,340	N/A	N/A
Service Fee	—	—	$2,568	$258	$10,542	$780	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

Short Term Bond Fund
Combined Shareholder Servicing and Distribution Fee	$647,347	$50,591	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$55,731	$5,650	$857,171	$70,498	$7	—
Service Fee	—	—	$18,577	$1,883	$285,724	$23,500	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	$502,874	$41,359	—	—

Short Term Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$878,255	$97,924	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$2,329	$204	$347,196	$35,872	N/A	N/A
Service Fee	—	—	$777	$68	$115,733	$11,957	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

	Class A		Class B		Class C		Class R
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
SC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$48,269	$4,984	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$5,764	$721	$68,256	$5,751	N/A	N/A
Service Fee	—	—	$1,931	$240	$22,752	$1,917	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

VA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	$118,649	$10,645	—	—	—	—	N/A	N/A
Distribution Fee	—	—	$6,651	$970	$23,724	$1,635	N/A	N/A
Service Fee	—	—	$2,217	$323	$7,908	$545	N/A	N/A
Fees Waived by the Distributor	—	—	—	—	—	—	N/A	N/A

Distribution and Services Fees Paid by the Funds for the Fiscal Year Ended March 31, 2011

	Class R4		Class T		Class W
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
CA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

GA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

MD Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

	Class R4		Class T		Class W
Fund	Distributor	Previous Distributor	Distributor	Previous Distributor	Distributor	Previous Distributor
NC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

Short Term Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	—	—
Service Fee	—	—	$4	—	$4	—
Fees Waived by the Distributor	—	—	—	—	—	—

Short Term Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

SC Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

VA Intermediate Municipal Bond Fund
Combined Shareholder Servicing and Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Distribution Fee	N/A	N/A	N/A	N/A	N/A	N/A
Service Fee	N/A	N/A	N/A	N/A	N/A	N/A
Fees Waived by the Distributor	N/A	N/A	N/A	N/A	N/A	N/A

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to Selling Agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The distribution plans authorize any other payments by the Funds to the Distributor and its affiliates (including the Investment Manager) to the extent that such payments might be construed to be indirectly financing the distribution of a Fund’s shares. There were no unreimbursed expenses incurred under the distribution plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Columbia Funds. The fees paid under a distribution plan adopted by a Fund may be used to finance the distribution of the shares of other Columbia Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Expense Limitations

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board), through, unless otherwise indicated, May 31, 2013 for Funds with a January 31 fiscal year end, June 30, 2012 for Funds with a February 28 fiscal year end and July 31, 2012 for Funds with a March 31 fiscal year end, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class T	Class W	Class Y	Class Z
For Funds with fiscal period ended January 31
LifeGoal® Balanced Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%	—	0.56%	—	—	0.26%
LifeGoal® Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%	0.45%	—	—	—	0.26%
LifeGoal® Income and Growth Portfolio[1]	0.51%	1.26%	1.26%	—	0.76%		—	—	—	0.26%
LifeGoal® Income Portfolio[1]	0.51%	1.26%	1.26%	—	—	—	—	—	—	0.26%
Masters International Equity Portfolio	0.25%	1.00%	1.00%	—	0.50%	—	—	—	—	0.00

For Funds with fiscal year ended February 28
Convertible Securities Fund	1.11%	1.86%	1.86%	0.75%	1.36%	—	—	1.11%	—	0.86%
International Value Fund	1.37%	2.12%	2.12%	0.97%	1.62%	—	—	—	—	1.12%
Large Cap Core Fund	1.16%	1.91%	1.91%	0.81%	—	—	—	1.16%	—	0.91%
Large Cap Enhanced Core Fund*	0.95%	—	—	0.63%	1.20%	—	—	—	0.70%	0.70%
Large Cap Index Fund	0.42%	1.17%	—	0.17%	—	—	—	—	—	0.17%
Large Cap Value Fund	1.11%	1.86%	1.86%	0.75%	1.36%	—	—	1.11%	0.86%	0.86%
Marsico 21st Century Fund	1.45%	2.20%	2.20%	—	1.70%	—	—	—	—	1.20%
Marsico Focused Equities Fund	1.45%	2.20%	2.20%	1.02%	—	—	—	—	—	1.20%
Marsico Global Fund	1.60%	—	2.35%	—	1.85%	—	—	—	—	1.35%
Marsico Growth Fund	1.29%	2.04%	2.04%	0.87%	1.54%	—	—	1.29%	—	1.04%
Marsico International Opportunities Fund	1.60%	2.35%	2.35%	1.25%	1.85%	—	—	—	—	1.35%
Mid Cap Index Fund	0.45%	—	—	0.19%	—	—	—	—	—	0.20%
Mid Cap Value Fund	1.19%	1.94%	1.94%	0.80%	1.44%	1.10%	—	1.19%	0.94%	0.94%
Multi-Advisor International Equity Fund	1.32%	2.07%	2.07%	0.94%	1.57%	1.24%	—	1.32%	1.07%	1.07%
Overseas Value Fund	—	—	—	0.80%	—	—	—	1.25%	—	1.00%
Small Cap Growth Fund II	1.35%	2.10%	2.10%	0.97%	—	—	—	—	—	1.10%
Small Cap Index Fund	0.45%	1.20%	—	0.20%	—	0.45%	—	—	—	0.20%
Small Cap Value Fund II	1.31%	2.06%	2.06%	0.90%	1.56%	—	—	—	—	1.06%

For Funds with fiscal year ended March 31
CA Intermediate Municipal Bond Fund	0.73%	1.48%	1.48%	—	—	—	—	—	—	0.48%
Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—	—
GA Intermediate Municipal Bond Fund	0.80%	1.55%	1.55%	—	—	—	—	—	—	0.55%
MD Intermediate Municipal Bond Fund	0.80%	1.55%	1.55%	—	—	—	—	—	—	0.55%
Mortgage- and Asset- Backed Portfolio	—	—	—	—	—	—	—	—	—	—

Fund	Expenses as a Percent of Average Daily Net Assets of the Applicable Share Class on an Annualized Basis
	Class A	Class B	Class C	Class I	Class R	Class R4	Class T	Class W	Class Y	Class Z
NC Intermediate Municipal Bond Fund	0.79%	1.54%	1.54%	—	—	—	—	—	—	0.54%
Short Term Bond Fund	0.74%	1.49%	1.49%	0.45%	0.99%	0.75%	—	0.74%	0.49%	0.49%
Short Term Municipal Bond Fund	0.72%	1.47%	1.47%	—	—	—	—	—	—	0.47%
SC Intermediate Municipal Bond Fund	0.79%	1.54%	1.54%	—	—	—	—	—	—	0.54%
VA Intermediate Municipal Bond Fund	0.79%	1.54%	1.54%	—	—	—	—	—	—	0.54%

*	The Investment Manager has contractually agreed to waive a portion of the advisory fee so that the net management fees would be 0.55%, 0.60%, 0.65%, and 0.70% in the fiscal periods ending June 30, 2012, June 30, 2013, June 30, 2014 and June 30, 2015, respectively.
**	Expense caps are exclusive of advisory fees and advisory fee waivers.
Note:	Prior to January 31, 2012, the LifeGoal Portfolios and the Masters International Equity Portfolio had a fiscal year end of March 31.
[1]

With respect to each of LifeGoal Balanced Growth Portfolio, LifeGoal Growth Portfolio, LifeGoal Income and Growth Portfolio and LifeGoal Income Portfolio, the Fund’s investment advisory fees are excluded from expenses for purposes of implementing the Fund’s expense limitation.

The expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with approval from all parties to such arrangement, including the Fund and the Investment Manager.

For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.44% annually. This arrangement may be modified or terminated by the Distributor at any time.

Codes of Ethics

The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting

General Guidelines, Policies and Procedures

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix B, apply to the Funds listed on the cover page of this SAI, which are governed by the same Board.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Board, which consists of a majority of independent Board members, has determined policies and votes proxies. The Funds’ Investment Manager and Administrator, Columbia Management Investment Advisers, LLC provides support to the Board in connection with the proxy voting process.

General Guidelines

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be round in the funds’ Proxy Voting Guidelines (see Appendix B).

Policy and Procedures

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of the Investment Manager or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on the Investment Manager’s investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the Investment Manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The Funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor the Investment Manager assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct the Investment Manager to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by the Investment Manager (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Investment Manager or the investment subadviser(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

Except to the extent expressly assumed by the Investment Manager and the Administrator, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager and the Administrator shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Funds.

The Investment Manager has agreed to bear all fees and expenses of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses and any applicable 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Investment Manager include custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and SAIs distributed to the Portfolios’ shareholders. This assumption does not include advisory fees to the Investment Manager.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or certain Columbia Funds, including the Funds based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

Board Members and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board. The following table provides basic biographical information about the Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period.

On September 29, 2009, Ameriprise Financial, the parent company of the Investment Manager, entered into an agreement with BANA to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Columbia Funds Complex. In connection with the Transaction, effective June 1, 2011, the following members of the Board that previously had oversight responsibilities with respect to the Legacy RiverSource Funds (the “RiverSource Funds”) joined the Board of the Nations Funds: Ms. Kathleen Blatz, Ms. Pamela G. Carlton, Ms. Patricia M. Flynn, Mr. Stephen R. Lewis, Jr., Mr. John F. Maher, Ms. Catherine James Paglia, Mr. Leroy C. Richie, Ms. Alison Taunton-Rigby and Mr. William F. Truscott, which resulted in an overall increase from seven to sixteen Trustees for all Funds overseen by the Board. The “Nations Funds” are the following Trusts: Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC.

Board Members

Independent Board Members

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Compliance, Contracts, Investment Review

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non- Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 to May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1943	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1944	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing – Mellon affiliate) 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)	Compliance, Contracts, Investment Review

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco, LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Born 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

Interested Board Member Not Affiliated with the Investment Manager

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Born 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Columbia Fund Complex Overseen	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, trustee, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Trust’s other officers are:

Fund Officers

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 – January 2009; Treasurer, Columbia Funds, October 2003 – May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President and Chief Legal Counsel since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Counsel since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005 – April 2010 and Vice President – Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 – Sept. 2007

Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer since 3/12 for RiverSource Funds and Nations Funds	Vice President – Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 – 2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Fund	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds from January 2007 to April 2011 and of the Nations Funds from May 2010 to March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and 6/11 for Nations Funds

Vice President – Investment Accounting, Columbia

Management Investment Advisers, LLC, since May

2010; Vice President – Managed Assets, Investment

Accounting, Ameriprise Financial Corporation, Feb. 1998 – May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President and Chief Accounting Officer since 4/11 for RiverSource Funds and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President since 4/11 and Assistant Secretary since 11/08 and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, from January 2005 – July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 – April 2010

Responsibilities of Board with Respect to Fund Management

The Board oversees management of the Trust and the Funds. The Board is chaired by an Independent Board Member who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the Funds’ Chief Compliance Officer (CCO), counsel to the Independent Trustees, and representatives of the Funds’ service providers and overseeing Board Services Corporation (Board Services), which serves as an agent of the Funds for purposes of administering the payment of Trustee compensation, to provide office space for use by the Funds and the Board, and to provide any other services to the Board or the Trustees as may be reasonably requested.

The Board initially approves an Investment Management Services Agreement and other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. The Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Investment Manager is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board’s oversight of the Investment Manager and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the Funds’ investment management and business affairs. Each of the Investment Manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds’ CCO, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Board Members (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Board Members and the Investment Manager between Board meetings in respect of general matters.

Board Governance Committee – Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a trustee or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Board Member, as encapsulated in their bios included in the table above.

The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Nagorniak	MA	X		X
Paglia	NY	X		X				X
Richie	MI	X			X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X
Santomero	PA		X	X	X			X

With respect to the trusteeship of Mr. Truscott or the Board, who is not an Independent Board Member, the committee and the Board have concluded that having a senior member of the Investment Manager serve on the Board can facilitate the Independent Board Member’s increased access to information regarding the Funds’ Investment Manager, which is the Funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero or the Board, the committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee – Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Board Members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Board Members on a regular basis to discuss compliance matters.

Contracts Committee – Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process.

Executive Committee – Acts for the Board between meetings of the Board.

Investment Review Committee – Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee – Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ disclosure controls and procedures.

Meetings

Prior to June 1, 2011, the Trust was governed by a Board comprised of Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero. The Board had four committees – an Audit Committee (which served a similar function as the current Board’s Audit Committee), a Contracts Review Committee (which reviewed Fund contracts and service provider oversight), a Governance Committee (which served a similar function as the current Board’s Board Governance Committee) and an Investment Committee (which served a similar function as the current Board’s Investment Review Committee).

The table below shows the number of times these committees met during each Fund’s most recent fiscal year. The table is organized by fiscal year end.

Fiscal Period	Audit Committee	Compliance Committee	Contracts Review Committee	Governance Committee	Investment Committee
For Funds with fiscal years ending January 31	7	5	6	6	6
For Funds with fiscal years ending February 28	4	5	5	5	5
For Funds with fiscal years ending March 31	5	5	6	6	6

Compensation

The Independent Trustees determine the amount of compensation that they and Dr. Santomero receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees and Dr. Santomero, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Board Chair, the Independent Trustees take into account, among other things, the Board Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ CCO, counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Board Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

Effective June 1, 2011, Independent Trustees and Dr. Santomero are paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional retainer of $5,000. In addition, Independent Trustees and Dr. Santomero are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees and Dr. Santomero are not paid for special meetings conducted by telephone.

The Independent Trustees and Dr. Santomero are compensated for their services to the Columbia Funds Complex on a complex-wide basis, as shown in the following tables:

	Aggregate Compensation from Fund Independent Trustees
Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
For Funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	$394	$417	$377	$405	$387	$417
Amount deferred	$0	$47	$183	$0	$233	$122
LifeGoal® Growth Portfolio	$394	$417	$377	$405	$387	$417
Amount deferred	$0	$47	$183	$0	$233	$122
LifeGoal® Income and Growth Portfolio	$394	$417	$377	$405	$387	$417
Amount deferred	$0	$47	$183	$0	$233	$122
LifeGoal® Income Portfolio	$394	$417	$377	$405	$387	$417
Amount deferred	$0	$47	$183	$0	$233	$122
Masters International Equity Portfolio	$394	$417	$377	$405	$387	$417
Amount deferred	$0	$47	$183	$0	$233	$122

	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F.Maher	John J. Nagorniak
LifeGoal® Balanced Growth Portfolio	$378	$650	$347	$378
Amount deferred	$55	$122	$347	$114
LifeGoal® Growth Portfolio	$378	$650	$347	$378
Amount deferred	$55	$122	$347	$114
LifeGoal® Income and Growth Portfolio	$378	$650	$347	$378
Amount deferred	$55	$122	$347	$114
LifeGoal® Income Portfolio	$378	$650	$347	$378
Amount deferred	$55	$122	$347	$114
Masters International Equity Portfolio.	$378	$650	$347	$378
Amount deferred..	$55	$122	$347	$114

	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
LifeGoal® Balanced Growth Portfolio.	$377	$394	$378	$399
Amount deferred	$189	$0	$189	$377
LifeGoal® Growth Portfolio	$377	$394	$378	$399
Amount deferred.	$189	$0	$189	$377
LifeGoal® Income and Growth Portfolio.	$377	$394	$378	$399
Amount deferred.	$189	$0	$189	$377
LifeGoal® Income Portfolio.	$377	$394	$378	$399
Amount deferred.	$189	$0	$189	$377
Masters International Equity Portfolio	$377	$394	$378	$399
Amount deferred.	$189	$0	$189	$377

	Aggregate Compensation from Fund Independent Trustees
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
For Funds with fiscal year ending February 28
Convertible Securities Fund	$3,629	$4,423	$3,526	$3,526	$3,629	$3,193
Amount deferred	$604	$0	$1,763	$0	$1,209	$903
International Value Fund	$3,193	$3,930	$3,114	$3,114	$3,193	$2,816
Amount deferred	$479	$0	$1,557	$0	$941	$845
Large Cap Core Fund	$4,731	$5,784	$4,602	$4,602	$4,731	$4,165
Amount deferred	$710	$0	$2,146	$0	$1,419	$1,405
Large Cap Enhanced Core Fund	$3,759	$4,362	$3,652	$3,652	$3,759	$3,307
Amount deferred	$564	$0	$1,826	$0	$1,128	$934
Large Cap Index Fund	$7,225	$8,867	$7,037	$7,037	$7,225	$6,364
Amount deferred	$1,084	$0	$3,513	$0	$2,167	$1,765
Large Cap Value Fund	$6,528	$7,992	$6,358	$6,358	$6,528	$5,757
Amount deferred	$974	$0	$3,163	$0	$1,949	$1,585
Marsico 21st Century Fund	$8,911	$10,943	$8,684	$8,684	$8,911	$7,855
Amount deferred	$1,337	$0	$4,342	$0	$2,673	$2,162
Marsico Focused Equities Fund	$7,614	$9,344	$7,418	$7,418	$7,614	$6,710
Amount deferred	$1,142	$0	$3,709	$0	$2,284	$1,854
Marsico Global Fund	$2,980	$3,622	$2,892	$2,892	$2,980	$2,619
Amount deferred	$447	$0	$1,446	$0	$894	$749
Marsico Growth Fund	$8,650	$10,618	$8,429	$8,429	$8,650	$7,626
Amount deferred	$1,297	$0	$4,215	$0	$2,595	$2,098
Marsico International Opportunities Fund	$4,858	$5,889	$4,687	$4,687	$4,858	$4,243
Amount deferred	$723	$0	$2,344	$0	$1,457	$1,186
Mid Cap Index Fund	$6,205	$7,610	$6,041	$6,041	$6,205	$5,463
Amount deferred	$931	$0	$3,020	$0	$1,861	$1,523
Mid Cap Value Fund	$9,992	$12,286	$9,738	$9,738	$9,992	$8,805
Amount deferred	$1,499	$0	$4,869	$0	$2,998	$2,426
Multi-Advisor International Equity Fund	$5,097	$6,233	$4,959	$4,959	$5,097	$4,489
Amount deferred	$765	$0	$2,480	$0	$1,529	$1,252
Overseas Value Fund	$2,986	$3,629	$2,898	$2,898	$2,986	$2,624
Amount deferred	$448	$0	$1,449	$0	$902	$787
Small Cap Growth Fund II	$3,718	$4,291	$3,421	$3,421	$3,718	$3,097
Amount deferred	$528	$0	$1,710	$0	$1,056	$929
Small Cap Index Fund	$2,980	$3,622	$2,892	$2,892	$2,980	$2,619
Amount deferred	$447	$0	$1,446	$0	$894	$749
Small Cap Value Fund II	$5,316	$6,511	$5,173	$5,173	$5,316	$4,679
Amount deferred	$797	$0	$2,586	$0	$1,595	$1,310

For Funds with fiscal year ending March 31
CA Intermediate Municipal Bond Fund	$3,174	$3,839	$3,088	$3,088	$3,174	$2,810
Amount deferred	$473	$0	$1,569	$0	$883	$866
Corporate Bond Portfolio	$2,795	$3,386	$2,717	$2,717	$2,795	$2,469
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
GA Intermediate Municipal Bond Fund	$2,998	$3,629	$2,916	$2,916	$2,998	$2,651
Amount deferred	$447	$0	$1,426	$0	$830	$874
MD Intermediate Municipal Bond Fund	$3,050	$3,691	$2,967	$2,967	$3,050	$2,698
Amount deferred	$455	$0	$1,508	$0	$846	$832

	Aggregate Compensation from Fund Independent Trustees
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak
Mortgage- and Asset-Backed Portfolio	$2,829	$3,426	$2,750	$2,750	$2,829	$2,499
Amount deferred	N/A	N/A	N/A	N/A	N/A	N/A
NC Intermediate Municipal Bond Fund	$3,141	$3,800	$3,056	$3,056	$3,194	$2,780
Amount deferred	$468	$0	$1,553	$0	$863	$857
Short Term Bond Fund	$7,230	$8,701	$7,064	$7,064	$7,230	$6,463
Amount deferred	$1,064	$0	$3,557	$0	$2,100	$1,962
Short Term Municipal Bond Fund	$7,382	$8,884	$7,213	$7,213	$7,382	$6,599
Amount deferred	$1,088	$0	$3,631	$0	$2,146	$2,002
SC Intermediate Municipal Bond Fund	$3,095	$3,745	$3,011	$3,011	$3,095	$2,739
Amount deferred	$461	$0	$1,530	$0	$860	$844
VA Intermediate Municipal Bond Fund	$3,371	$4,076	$3,281	$3,281	$3,371	$2,987
Amount deferred	$502	$0	$1,667	$0	$943	$920

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
For funds with fiscal period ending January 31
LifeGoal® Balanced Growth Portfolio	$396
Amount deferred	$0
LifeGoal® Growth Portfolio	$396
Amount deferred	$0
LifeGoal® Income and Growth Portfolio	$396
Amount deferred	$0
LifeGoal® Income Portfolio	$396
Amount deferred	$0
Masters International Equity Portfolio	$396
Amount deferred	$0

For funds with fiscal year ending February 28
Convertible Securities Fund	$3,193
Amount deferred	$0
International Value Fund	$2,724
Amount deferred	$0
Large Cap Core Fund	$4,165
Amount deferred	$0
Large Cap Enhanced Core Fund	$3,307
Amount deferred	$0
Large Cap Index Fund	$6,364
Amount deferred	$0
Large Cap Value Fund	$5,757
Amount deferred	$0
Marsico 21st Century Fund	$7,855
Amount deferred	$0
Marsico Focused Equities Fund	$6,710
Amount deferred	$0
Marsico Global Fund	$2,619
Amount deferred	$0

Aggregate Compensation from Fund
Interested Trustee
Fund	Anthony M. Santomero
Marsico Growth Fund	$7,626
Amount deferred	$0
Marsico International Opportunities Fund	$4,243
Amount deferred	$0
Mid Cap Index Fund	$5,463
Amount deferred	$0
Mid Cap Value Fund	$8,805
Amount deferred	$0
Multi-Advisor International Equity Fund	$4,489
Amount deferred	$0
Overseas Value Fund	$2,624
Amount deferred	$0
Small Cap Growth Fund II	$3,097
Amount deferred	$0
Small Cap Index Fund	$2,619
Amount deferred	$0
Small Cap Value Fund II	$4,679
Amount deferred	$0

For funds with fiscal year ending March 31
CA Intermediate Municipal Bond Fund	$2,810
Amount deferred	$0
Corporate Bond Portfolio	$2,469
Amount deferred	N/A
GA Intermediate Municipal Bond Fund	$2,651
Amount deferred	$0
MD Intermediate Municipal Bond Fund	$2,698
Amount deferred	$0
Mortgage- and Asset- Backed Portfolio	$2,499
Amount deferred	N/A
NC Intermediate Municipal Bond Fund	$2,780
Amount deferred	$0
Short Term Bond Fund	$6,463
Amount deferred	$0
Short Term Municipal Bond Fund	$6,599
Amount deferred	$0
SC Intermediate Municipal Bond Fund	$2,739
Amount deferred	$0
VA Intermediate Municipal Bond Fund	$2,987
Amount deferred	$0

Independent Trustee Compensation

	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Fiscal Period Ended January 31, 2012	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Fiscal Year Ended February 28, 2011(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Fiscal Year Ended March 31, 2011(a)
Independent Trustees
Kathleen Blatz[1]	$229,667.00	$201,227	$198,727
Edward J. Boudreau, Jr.[2]	$282,772.00	$232,973	$245,473
Pamela G. Carlton [3]	$217,167.00	$193,021	$191,227
William P. Carmichael[4]	$311,151.00	$284,635	$297,135
Patricia M. Flynn[5]	$226,667.00	$210,475	$205,475
William A. Hawkins[6]	$282,772.00	$232,973	$245,473
R. Glenn Hilliard[7]	$262,934.00	$226,310	$238,810
Stephen R. Lewis, Jr.[8]	$430,000.00	$400,503	$400,503
John F. Maher[9]	$204,167.00	$210,000	$205,000
John J. Nagorniak[10]	$249,582.00	$204,648	$217,148
Catherine James Paglia[11]	$224,667.00	$203,727	$201,227
Leroy C. Richie[12]	$229,667.00	$198,727	$196,227
Minor M. Shaw[13]	$261,434.00	$226,310	$238,810
Alison Taunton-Rigby[14]	$231,167.00	$198,727	$196,227

Interested Trustee Compensation

	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Fiscal Period Ended January 31, 2012	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Fiscal Year Ended February 28, 2011(a)	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Fiscal Year Ended March 31, 2011(a)
Interested Trustees
Anthony M. Santomero[15]	$257,082.00	$204,648	$217,148

All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

[1]

During the fiscal year ended January 31, 2012, Ms. Blatz deferred $0 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Ms. Blatz’s account under that plan was $0.

[2]

During the fiscal year ended January 31, 2012, Mr. Boudreau deferred $30,954 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Bodreau’s account under that plan was $293,312.

[3]

During the fiscal year ended January 31, 2012, Ms. Carlton deferred $80,375 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Ms. Carlton’s account under that plan was $166,817.

[4]

During the fiscal year ended January 31, 2012, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Carmichael’s account under that plan was $898,458.

[5]

During the fiscal year ended January 31, 2012, Ms. Flynn deferred $118,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Ms. Flynn’s account under that plan was $412,304 .

[6]

During the fiscal year ended January 31, 2012, Mr. Hawkins deferred $81,242 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Hawkin’s account under that plan was $138,658.

[7]

During the fiscal year ended January 31, 2012, Mr. Hilliard deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Hilliard account under that plan was $478,070.

[8]

During the fiscal year ended January 31, 2012, Mr. Lewis deferred $82,417 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Lewis, Jr.’s account under that plan was $724,503.

[9]

During the fiscal year ended January 31, 2012, Mr. Maher deferred $204,167 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Maher’s account under that plan was $905,631.

[10]

During the fiscal year ended January 31, 2012, Mr. Nagorniak deferred $ 72,967 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Nagorniak’s account under that plan was $232,735.

[11]

During the fiscal year ended January 31, 2012, Ms. Paglia deferred $112,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Ms. Paglia’s account under that plan was $630,587.

[12]

During the fiscal year ended January 31, 2012, Mr. Richie deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Mr. Richie’s account under that plan was $0.

[13]

During the fiscal year ended January 31, 2012, Ms. Shaw deferred $127,103 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Ms. Shaw’s account under that plan was $711,046.

[14]

During the fiscal year ended January 31, 2012, Ms. Taunton-Rigby deferred $165,000 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Ms. Taunton-Rigby’s account under that plan was $179,273.

[15]

During the fiscal year ended January 31, 2012, Dr. Santomero deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2011, the value of Dr. Santomero’s account under that plan was $156,226.

Columbia Funds Deferred Compensation Plan

Each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year pursuant to a deferred compensation plan (the Deferred Compensation Plan). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family overseen by the Trustees, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2011

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela Carlton	William P. Carmichael	Patricia Flynn
CA Intermediate Municipal Bond Fund	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A	A
International Value Fund	A	A	A	E	A
Large Cap Core Fund	A	C	A	A	A
Large Cap Enhanced Core Fund	A	B	A	A	A
Large Cap Index Fund	A	A	A	A	A
Large Cap Value Fund	A	B	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A
Marsico Focused Equities Fund	A	C	A	D	A
Marsico Global Fund	A	A	A	A	A
Marsico Growth Fund	A	A	A	C	A
Marsico International Opportunities Fund	A	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A
Short Term Bond Fund	A	C	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A
Small Cap Growth Fund II	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A
Small Cap Value Fund II	A	B	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E	E

Fund	William A. Hawkins	R.Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak
CA Intermediate Municipal Bond Fund	A	A	A	A	A
Convertible Securities Fund	A	A	A	A	A
Corporate Bond Portfolio	A	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A	A
International Value Fund	A	A	A	A	A
Large Cap Core Fund	A	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	A
Large Cap Value Fund	A	A	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A	A
LifeGoal® Income and Growth Portfolio	A	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A	A
Marsico Global Fund	A	A	A	A	A
Marsico Growth Fund	A	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A	A
Masters International Equity Portfolio	A	A	A	A	A
Mid Cap Index Fund	A	A	A	A	A
Mid Cap Value Fund	A	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A	A
Overseas Value Fund	A	A	A	A	A
Short Term Bond Fund	A	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A
Small Cap Growth Fund II	A	A	A	A	A
Small Cap Index Fund	A	A	A	A	A
Small Cap Value Fund II	A	A	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	C	E	E	E	E

Fund	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
CA Intermediate Municipal Bond Fund	A	A	A	A
Convertible Securities Fund	A	A	A	A
Corporate Bond Portfolio	A	A	A	A
GA Intermediate Municipal Bond Fund	A	A	A	A
International Value Fund	A	A	A	A
Large Cap Core Fund	A	A	A	A
Large Cap Enhanced Core Fund	A	A	A	A
Large Cap Index Fund	A	A	A	A
Large Cap Value Fund	A	A	A	A
LifeGoal® Balanced Growth Portfolio	A	A	A	A
LifeGoal® Growth Portfolio	A	A	A	A

Fund	Catherine James Paglia	Leroy C. Richie	Minor M. Shaw	Allison Taunton- Rigby
LifeGoal® Income and Growth Portfolio	A	A	A	A
LifeGoal® Income Portfolio	A	A	A	A
Marsico 21st Century Fund	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A
Marsico Global Fund	A	A	A	A
Marsico Growth Fund	A	A	A	A
Marsico International Opportunities Fund	A	A	A	A
MD Intermediate Municipal Bond Fund	A	A	A	A
Masters International Equity Portfolio	A	A	A	A
Mid Cap Index Fund	A	A	A	A
Mid Cap Value Fund	A	A	A	A
Mortgage- and Asset-Backed Portfolio	A	A	A	A
Multi-Advisor International Equity Fund	A	A	A	A
NC Intermediate Municipal Bond Fund	A	A	A	A
Overseas Value Fund	A	A	A	A
Short Term Bond Fund	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A
Small Cap Growth Fund II	A	A	A	A
Small Cap Index Fund	A	A	A	A
Small Cap Value Fund II	A	A	A	A
SC Intermediate Municipal Bond Fund	A	A	A	A
VA Intermediate Municipal Bond Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E	E	E

Interested Trustee Ownership for the Calendar Year Ended December 31, 2011

Fund	Anthony M. Santomero	William F. Truscott
CA Intermediate Municipal Bond Fund	A	A
Convertible Securities Fund	A	A
Corporate Bond Portfolio	A	A
GA Intermediate Municipal Bond Fund	A	A
International Value Fund	A	A
Large Cap Core Fund	A	A
Large Cap Enhanced Core Fund	A	A
Large Cap Index Fund	A	A
Large Cap Value Fund	A	A
LifeGoal® Balanced Growth Portfolio	A	A
LifeGoal® Growth Portfolio	A	A
LifeGoal® Income and Growth Portfolio	A	A
LifeGoal® Income Portfolio	A	A
Marsico 21st Century Fund	A	A
Marsico Focused Equities Fund	A	A
Marsico Global Fund	A	A
Marsico Growth Fund	A	A
Marsico International Opportunities Fund	A	A
MD Intermediate Municipal Bond Fund	A	A
Masters International Equity Portfolio	A	A
Mid Cap Index Fund	A	A

Fund	Anthony M. Santomero	William F. Truscott
Mid Cap Value Fund	A	A
Mortgage- and Asset-Backed Portfolio	A	A
Multi-Advisor International Equity Fund	A	A
NC Intermediate Municipal Bond Fund	A	A
Overseas Value Fund	A	A
Short Term Bond Fund	A	A
Short Term Municipal Bond Fund	A	A
Small Cap Growth Fund II	A	A
Small Cap Index Fund	A	A
Small Cap Value Fund II	A	A
SC Intermediate Municipal Bond Fund	A	A
VA Intermediate Municipal Bond Fund	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E	E

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Investment Manager (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Investment Manager gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff can follow. In addition, this research provides the Investment Manager with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Investment Manager. Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Investment Manager is of the opinion that because the broker-dealer research supplements rather than replaces the Investment Manager’s own research, the receipt of such research does not tend to decrease the Investment Manager’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Trust are not reduced because the Investment Manager receives such services.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Investment Manager. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
LifeGoal® Balanced Growth Portfolio	—	—	$8,650	—

Fund	Fiscal Period Ended January 31, 2012	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
LifeGoal® Growth Portfolio	—	—	$5,730	—
LifeGoal® Income and Growth Portfolio	—	—	$2,180	—
LifeGoal® Income Portfolio	—	—	—	—
Masters International Equity Portfolio	—	—	—	—

Fund	Fiscal Year Ended February 28, 2011		Fiscal Year Ended February 28, 2010		Fiscal Year Ended February 28, 2009
Convertible Securities Fund	$165,457		$78,360		$322,359
International Value Fund*	$451,675		$962,909		$1,020,816
Large Cap Core Fund	$3,227,444		$3,517,838		$3,504,058
Large Cap Enhanced Core Fund	$109,841		$252,593		$1,214,329
Large Cap Index Fund	$48,278		$79,256		$57,287
Large Cap Value Fund	$2,760,468		$3,143,773		$3,621,587
Marsico 21st Century Fund	$8,933,015		$14,472,692		$18,909,158
Marsico Focused Equities Fund	$3,614,513		$6,633,291		$7,461,288
Marsico Global Fund	$21,913		$19,741		$15,550
Marsico Growth Fund	$3,460,709		$8,957,276		$11,114,481
Marsico International Opportunities Fund	$3,247,287		$4,199,116		$7,094,625
Mid Cap Index Fund	$75,934		$126,059		$131,394
Mid Cap Value Fund	$4,921,092		$6,634,701		$5,535,587
Multi-Advisor International Equity Fund	$3,260,492	**	$2,712,557	***	$3,912,632	****
Overseas Value Fund	$11,380		$16,847		$28,497
Small Cap Growth Fund II	$1,377,820		$1,469,836		$1,413,250
Small Cap Index Fund	$57,743		$123,678		$188,373
Small Cap Value Fund II	$3,345,547		$4,607,371		$2,963,749

*	Because the Feeder Fund’s brokerage commissions are paid at the Master Portfolio level, amounts shown are for the Fund’s Master Portfolio.
**	This amount includes $1,956,965 in commissions paid by the portion of the Fund that was subadvised by Marsico.
***	This amount includes $220,976 in commissions paid by the portion of the Fund that was subadvised by Causeway Capital Management LLC, formerly a subadviser to the Fund (Causeway), and $2,491,581 in commissions paid by the portion of the Fund that is subadvised by Marsico.
****	This amount includes $829,079 in commissions paid by the portion of the Fund that was subadvised by Causeway and $3,083,553 in commissions paid by the portion of the Fund that is subadvised by Marsico.

Fund	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
CA Intermediate Municipal Bond Fund	$4	—	$1,099
Corporate Bond Portfolio	—	$961	$12,273
GA Intermediate Municipal Bond Fund	—	—	$472
MD Intermediate Municipal Bond Fund	—	—	$875
Mortgage- and Asset- Backed Portfolio	—	—	—
NC Intermediate Municipal Bond Fund	—	—	$1,619
Short Term Bond Fund	$58,926	$34,869	$10,309
Short Term Municipal Bond Fund	—	—	—
SC Intermediate Municipal Bond Fund	—	—	$1,486
VA Intermediate Municipal Bond Fund	—	—	$1,261

Brokerage Commissions Paid by the Funds to Certain Broker-Dealers

The Funds paid brokerage commissions to certain broker-dealers for the three most recently completed fiscal years, as indicated in the following table:

		Aggregate Brokerage Commissions Paid
Fund	Broker-Dealer*	Fiscal Year Ended February 28, 2011	Fiscal Year Ended February 28, 2010	Fiscal Year Ended February 29, 2009
International Value Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S)	$4,024	$12,546	$40,508
Marsico 21st Century Fund	MLPF&S	$619,407	$413,221	$12,001
Marsico Focused Equities Fund	MLPF&S	$244,413	$70,447	$713
Marsico Global Fund	MLPF&S	$1,210	$839	—
Marsico Growth Fund	MLPF&S	$402,632	$148,003	$16,336
Marsico International Opportunities Fund	MLPF&S	$263,559	$184,099	$24,106
Mid Cap Value Fund	MLPF&S	$12,777	—	—
Multi-Advisor International Equity Fund
Causeway**	MLPF&S	—	$33,848	$11,737
Marsico	MLPF&S	$151,288	$106,469	$13,484

Fund	Broker-Dealer*	Percentage of the Fund’s Aggregate Brokerage Commissions Paid to the Certain Broker-Dealers During the Most Recent Fiscal Year	Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through the Broker-Dealer During the Most Recent Fiscal Year
Marsico 21st Century Fund	MLPF&S	2.38%	2.44%
Marsico Focused Equities Fund	MLPF&S	2.25%	3.70%
Marsico Global Fund	MLPF&S	2.75%	2.74%
Marsico Growth Fund	MLPF&S	2.98%	4.33%
Marsico International Opportunities Fund	MLPF&S	3.35%	3.81%
Mid Cap Value Fund	MLPF&S	0.26%	0.21%
Multi-Advisor International Equity Fund (Marsico)	MLPF&S	3.24%	3.58%
International Value Fund	MLPF&S	0.9%	0.9%

*	Prior to May 1, 2010, MLPF&S (as of January 1, 2009) and other broker-dealers affiliated with BANA were affiliated broker-dealers of the Fund by virtue of being under common control with the Previous Adviser. The affiliation created by this relationship ended on May 1, 2010, when the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Investment Manager. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to MLPF&S after May 1, 2010.
**	Causeway served as co-investment subadviser to approximately half of the assets of Multi-Advisor International Equity Fund until July 8, 2009. At that time, the Previous Adviser assumed primary investment management responsibility for that portion of Multi-Advisor International Equity Fund previously subadvised by Causeway.

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During each Fund’s last fiscal year, the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Fund	Amount of Transactions	Related Commissions
For Funds with fiscal period ended January 31, 2012
LifeGoal® Balanced Growth Portfolio	—	—
LifeGoal® Growth Portfolio	—	—
LifeGoal® Income and Growth Portfolio	—	—
LifeGoal® Income Portfolio	—	—
Masters International Equity Portfolio	—	—

For Funds with fiscal year ended February 28, 2011
Convertible Securities Fund	$9,424,500	$7,196
International Value Fund	—	—
Large Cap Core Fund	$1,366,183,840	$1,083,317
Large Cap Enhanced Core Fund	$11,584,460	$8,158
Large Cap Index Fund	—	—
Large Cap Value Fund	$1,581,516,739	$1,346,645
Marsico 21st Century Fund	$2,839,584,163	$3,116,298
Marsico Focused Equities Fund	$2,064,337,675	$1,773,210
Marsico Global Fund	$5,488,149	$6,351
Marsico Growth Fund	$2,129,298,073	$2,073,791
Marsico International Opportunities Fund	$1,376,950,492	$2,046,724
Mid Cap Index Fund	—	—
Mid Cap Value Fund	$1,959,982,166	$1,942,592
Multi-Advisor International Equity Fund	$19,002,308	$24,413
Overseas Value Fund	$445,406	$492
Small Cap Growth Fund II	$332,140,243	$391,065
Small Cap Index Fund	—	—
Small Cap Value Fund II	$606,175,512	$1,038,804

For Funds with fiscal year ended March 31, 2011
CA Intermediate Municipal Bond Fund	—	—
Corporate Bond Portfolio	—	—
GA Intermediate Municipal Bond Fund	—	—
MD Intermediate Municipal Bond Fund	—	—
Mortgage- and Asset- Backed Portfolio	—	—
NC Intermediate Municipal Bond Fund	—	—
Short Term Bond Fund	—	—
Short Term Municipal Bond Fund	—	—
SC Intermediate Municipal Bond Fund	—	—
VA Intermediate Municipal Bond Fund	—	—

Securities of Regular Broker-Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.

As of each Fund’s fiscal year end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Broker-Dealers

Fund	Broker-Dealer	Dollar Amount of Securities Held
For Funds with fiscal period ended January 31, 2012
LifeGoal® Balanced Growth Portfolio	None	$0
LifeGoal® Growth Portfolio	None	$0
LifeGoal® Income and Growth Portfolio	None	$0
LifeGoal® Income Portfolio	None	$0
Masters International Equity Portfolio	None	$0

For Funds with fiscal year ended February 28, 2011
Convertible Securities Fund	Citigroup, Inc	$9,966,450
	Deutsche Bank AG	$4,146,300
	Goldman Sachs & Co.	$3,998,994
	UBS Warburg LLC	$2,428,025
International Value Fund	None	$0
Large Cap Core Fund	Goldman Sachs & Co.	$20,519,669
	Citigroup, Inc	$19,144,569
	JPMorgan Chase & Co.	$30,176,214
Large Cap Enhanced Core Fund	Goldman Sachs & Co.	$1,261,106
	JPMorgan Chase & Co.	$10,916,122
	Citigroup, Inc	$5,918,094
	Bank of America Corp.	$2,087,769
Large Cap Index Fund	Goldman Sachs & Co.	$23,557,788
	JPMorgan Chase & Co.	$51,362,502
	Citigroup, Inc	$38,257,119
	Bank of America Corp.	$40,554,548
	Morgan Stanley & Co., Inc.	$12,636,290
	State Street Corp.	$6,315,314
	Bank of New York Mellon Corp.	$10,608,207
Large Cap Value Fund	Goldman Sachs & Co.	$45,530,840
	Citigroup, Inc	$36,758,418
	JPMorgan Chase & Co.	$77,540,277
Marsico 21st Century Fund	State Street Corp.	$81,889,833
	Jefferies Group, Inc.	$46,205,329
Marsico Focused Equities Fund	Goldman Sachs & Co.	$88,921,567
	Citigroup, Inc	$77,382,611
Marsico Global Fund	Barclays Capital	$256,873
	State Street Corp.	$162,020
	Citigroup, Inc	$120,936
Marsico Growth Fund	Goldman Sachs & Co.	$99,925,126
	Citigroup, Inc	$95,237,939
Marsico International Opportunities Fund	Barclays Capital	$28,081,876
	Citigroup, Inc	$29,156,947
Mid Cap Index Fund	None	$0
Mid Cap Value Fund	None	$0

Fund	Broker-Dealer	Dollar Amount of Securities Held
Multi-Advisor International Equity Fund	Deutsche Bank AG	$7,339,591
	Barclays Capital	$15,148,677
	CS First Boston Corp.	$6,543,359
	Citigroup, Inc	$15,822,051
Overseas Value Fund	CS First Boston Corp.	$94,694
	Deutsche Bank AG	$107,087
Small Cap Growth Fund II	None	$0
Small Cap Value Fund II	None	$0
Small Cap Index Fund	None	$0

For Funds with fiscal year ended March 31, 2011
CA Intermediate Municipal Bond Fund	None	$0
Corporate Bond Portfolio	Citigroup, Inc	$131,794
	JPMorgan Chase & Co.	$199,189
	Barclays Capital	$199,761
	State Street Corp.	$354,325
	Wells Fargo & Co.	$558,280
GA Intermediate Municipal Bond Fund	None	$0
MD Intermediate Municipal Bond Fund	None	$0
Mortgage- and Asset-Backed Portfolio	CS First Boston Corp.	$798,097
	JPMorgan Chase & Co.	$4,558,862
	Morgan Stanley & Co., Inc.	$2,329,914
	Goldman Sachs & Co.	$609,550
	UBS Warburg LLC	$2,320,872
	Wells Fargo & Co.	$1,369,599
	Citigroup, Inc	$2,072,993
NC Intermediate Municipal Bond Fund	None	$0
Short Term Bond Fund	Barclays Capital	$12,749,411
	Goldman Sachs & Co.	$35,414,433
	JPMorgan Chase & Co.	$59,131,704
	Morgan Stanley & Co., Inc.	$12,698,680
	Citigroup, Inc	$48,965,542
	CS First Boston Corp.	$37,943,895
	UBS Warburg LLC	$14,672,329
	Wells Fargo & Co.	$8,276,363
Short Term Municipal Bond Fund	None	$0
SC Intermediate Municipal Bond Fund	None	$0
VA Intermediate Municipal Bond Fund	None	$0

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to Selling Agents, including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to Selling Agents may vary. A number of factors may be considered in determining payments to a Selling Agents, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support with respect to the Columbia Funds vary by Selling Agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares on an annual basis. The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the Selling Agent for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to Selling Agents in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Selling Agents that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Selling Agents receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Selling Agent’s system or other similar services.

As of April 2012, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management, Inc.
•	American United Life Insurance Co.
•	Ameriprise Financial Services, Inc.*
•	Ascensus, Inc.
•	AXA Advisors
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Benefit Trust
•	Charles Schwab & Co., Inc.
•	Charles Schwab Trust Co.
•	Davenport & Company
•	City National Bank
•	CPI Qualified Plan Consultants, Inc.
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., LP
•	ExpertPlan
•	Fidelity Investments Institutional Operations Co.
•	First National Bank of Omaha
•	Guardian Life and Annuity Company Inc.
•	Genworth Life and Annuity Insurance Company
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	Janney Montgomery Scott, Inc.
•	JJB Hilliard Lyons
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln Retirement Services
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Matrix Settlement & Clearance Services
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Co.
•	Morgan Stanley Smith Barney
•	Morgan Keegan & Company
•	National Financial Services
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Plan Administrators, Inc.
•	PNC Bank
•	Principal Life Insurance Company of America
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Company
•	Pershing LLC
•	Raymond James & Associates
•	RBC Dain Rauscher
•	Reliance Trust
•	Robert W. Baird & Co., Inc.
•	Scott & String Fellow, LLC
•	Standard Insurance Company
•	Stifel Nicolaus & Co.
•	TD Ameritrade Clearing, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Life Insurance Company
•	T. Rowe Price Group, Inc.
•	UBS Financial Services, Inc.
•	Unified Trust Company, N.A.
•	Upromise Investments, Inc.
•	USAA Investment Management Co
•	Vanguard Group, Inc.
•	VALIC Retirement Services Company
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement & Institutional Services Company

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Selling Agent Payments

Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. A Selling Agent also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments.

These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing Support Payments

The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating Selling Agent personnel about the Funds and shareholder financial planning needs, placement on the Selling Agent’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Selling Agent, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Selling Agent. The Distributor, the Investment Manager and other Ameriprise Financial affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments to a Selling Agent may enable the Selling Agent to offset credits that they may provide to their customers.

As of April 2012, the Distributor and/or the Investment Manager or their affiliates had agreed to make marketing support payments with respect to the Columbia Funds to the Selling Agents or their affiliates shown below.

Recipients of Marketing Support Payments with respect to the Columbia Funds from the Distributor and/or other Ameriprise Financial affiliates

•	AIG SunAmerica Life Assurance Company
•	Allianz Life Insurance Company
•	American United Life Insurance Company
•	Ameriprise Financial Services, Inc.*
•	Farm Bureau Life Insurance Company
•	First Great West Life & Annuity Insurance Company
•	Genworth Financial, Inc.
•	GWFS Equities, Inc.
•	Great West Life and Annuity Insurance Co.
•	Guardian Insurance & Annuity Company
•	Hartford Life Insurance Company
•	ING Insurance Company of America
•	Jefferson National Life Insurance Company
•	Liberty Life Insurance Company of Boston
•	Merrill Lynch Life Insurance Company
•	ML Life Insurance Company of New York
•	Monumental Life Insurance Company
•	National Integrity Life Insurance Company
•	New York Life Insurance Company
•	PHL Variable Insurance Company
•	RiverSource Life Insurance Company*
•	RiverSource Life Insurance Company of New York*
•	Security Benefit Life Insurance Company
•	Sun Life Assurance Company of Canada
•	Symetra Life Insurance Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Financial Life Insurance Company
•	Union Central Life Insurance Company

*	Ameriprise Financial affiliate

The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, Selling Agent entertainment and other Selling Agent-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Selling Agent and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

Performance Disclosure

Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (although differences in expenses between share classes may change over time).

Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, the Fund would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, the Funds used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares[1]	Class C Shares	Class I Shares	Class R Shares	Class R4 Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares	Shares
CA Intermediate Municipal Bond Fund	✓	✓	✓							✓
Convertible Securities Fund	✓	✓	✓	✓	✓			✓		✓
Corporate Bond Portfolio											✓
GA Intermediate Municipal Bond Fund	✓	✓	✓							✓
International Value Fund	✓	✓	✓	✓	✓					✓
Large Cap Core Fund	✓	✓	✓	✓				✓		✓
Large Cap Enhanced Core Fund	✓			✓	✓				✓	✓
Large Cap Index Fund	✓	✓		✓						✓
Large Cap Value Fund	✓	✓	✓	✓	✓			✓	✓	✓
LifeGoal® Balanced Growth Portfolio	✓	✓	✓		✓		✓			✓
LifeGoal® Growth Portfolio	✓	✓	✓		✓	✓				✓
LifeGoal® Income and Growth Portfolio	✓	✓	✓		✓					✓
LifeGoal® Income Portfolio	✓	✓	✓							✓
Marsico 21st Century Fund	✓	✓	✓		✓					✓
Marsico Focused Equities Fund	✓	✓	✓	✓						✓
Marsico Global Fund	✓		✓		✓					✓
Marsico Growth Fund	✓	✓	✓	✓	✓			✓		✓
Marsico International Opportunities Fund	✓	✓	✓	✓	✓					✓
MD Intermediate Municipal Bond Fund	✓	✓	✓							✓
Masters International Equity Portfolio	✓	✓	✓		✓					✓
Mid Cap Index Fund	✓			✓						✓
Mid Cap Value Fund	✓	✓	✓	✓	✓	✓		✓	✓	✓

Fund	Class A Shares		Class B Shares[1]	Class C Shares		Class I Shares	Class R Shares		Class R4 Shares	Class T Shares	Class W Shares	Class Y Shares	Class Z Shares	Shares
Mortgage- and Asset- Backed Portfolio														✓
Multi-Advisor International Equity Fund	✓		✓	✓		✓	✓		✓		✓	✓	✓
NC Intermediate Municipal Bond Fund	✓		✓	✓									✓
Overseas Value Fund	✓	[2]		✓	[2]	✓	✓	[2]			✓		✓
Short Term Bond Fund	✓		✓	✓		✓	✓		✓		✓	✓	✓
Short Term Municipal Bond Fund	✓		✓	✓									✓
Small Cap Growth Fund II	✓		✓	✓		✓							✓
Small Cap Index Fund	✓		✓			✓			✓				✓
Small Cap Value Fund II	✓		✓	✓		✓	✓						✓
SC Intermediate Municipal Bond Fund	✓		✓	✓									✓
VA Intermediate Municipal Bond Fund	✓		✓	✓									✓

[1]

Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. See the prospectuses for Class B shares of the Funds for details.

[2]	Share class has not yet commenced operations as of the date of this SAI.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Previously, the Trust had voluntarily undertaken to adhere to certain governance measures contemplated by a 2005 SEC settlement order (the “2005 Settlement Order”) with respect to the Previous

Adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although the Trust may continue to follow certain governance practices noted in the 2005 Settlement Order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board. Each whole share (or fractional share) outstanding on the record date established in accordance with the Declaration of Trust shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources described in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income on net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year. In addition, for such taxable years, a regulated investment company generally is permitted, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration;

any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

	Total Capital Loss Carry forwards		Amount Expiring In
Fund			2012	2013	2014	2015	2016	2017	2018	2019
For Funds with Fiscal Period Ending January 31
LifeGoal Balanced Growth Portfolio	$0		$0	$0	$0	$0	$0	$0	$0	$0
LifeGoal Growth Portfolio	$112,239,051		$0	$0	$0	$0	$2,416,522	$60,295,998	$47,841,948	$1,684,583
LifeGoal Income and Growth Portfolio	$0		$0	$0	$0	$0	$0	$0	$0	$0
LifeGoal Income Portfolio	$215,582		$0	$0	$0	$0	$0	$0	$215,582	$0
Masters International Equity Portfolio	$88,256,421	*	$0	$0	$0	$0	$0	$4,980,942	$25,984,153	$19,955,661

For Funds with Fiscal Year Ending February 28
Convertible Securities Fund	$75,248,279		$0	$0	$0	$0	$0	$35,724,600	$39,523,679	$0
International Value Fund	$254,101,915		$0	$0	$0	$0	$0	$0	$185,725,377	$68,376,538
Large Cap Core Fund	$117,947,530		$0	$0	$0	$0	$0	$0	$117,947,530	$0
Large Cap Enhanced Core Fund	$196,071,427		$0	$0	$0	$0	$0	$63,773,716	$132,297,711	$0
Large Cap Index Fund	$161,039,010		$0	$19,822,029	$13,154,769	$108,188,982	$0	$19,873,230	$0	$0
Large Cap Value Fund	$634,515,730		$0	$0	$0	$0	$0	$160,922,892	$473,592,838	$0
Marsico 21st Century Fund	$2,182,788,731		$0	$0	$0	$0	$0	$655,806,039	$1,526,982,692	$0
Marsico Focused Equities Fund	$118,149,360		$0	$0	$0	$0	$0	$0	$118,149,360	$0
Marsico Global Fund	$1,122,487		$0	$0	$0	$0	$0	$0	$1,122,487	$0
Marsico Growth Fund	$777,639,752		$0	$0	$0	$0	$0	$454,728,024	$322,911,728	$0
Marsico International Opportunities Fund	$768,433,125		$0	$0	$0	$0	$0	$347,884,531	$420,548,594	$0

	Total Capital Loss Carry forwards	Amount Expiring In
Fund		2012	2013	2014	2015	2016	2017	2018	2019
Mid Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mid Cap Value Fund	$637,090,781	$0	$0	$0	$0	$0	$34,355,167	$602,735,614	$0
Multi-Advisor International Equity Fund	$550,590,935	$0	$0	$0	$0	$0	$145,722,763	$404,868,172	$0
Overseas Value Fund	$2,393,816	$0	$0	$0	$0	$0	$365,313	$2,028,503	$0
Small Cap Growth Fund II	$130,517,388	$0	$0	$0	$0	$0	$60,634,568	$69,882,820	$0
Small Cap Index Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0
Small Cap Value Fund II	$336,528,643	$0	$0	$0	$0	$0	$70,573,610	$265,955,033	$0

For Funds with Fiscal Year Ending March 31
CA Intermediate Municipal Bond Fund	$438,576	$0	$0	$0	$0	$0	$0	$438,576	$0
Corporate Bond Portfolio	$2,940,617	$0	$0	$0	$18,360	$576,674	$2,121,554	$224,029	$0
GA Intermediate Municipal Bond Fund	$106,357	$0	$0	$0	$0	$0	$0	$106,357	$0
MD Intermediate Municipal Bond Fund	$4,325,293	$0	$828,332	$901,428	$271,557	$0	$511	$2,323,465	$0
Mortgage- and Asset-Backed Portfolio	$12,237,267	$0	$0	$0	$0	$0	$12,237,267	$0	$0
NC Intermediate Municipal Bond Fund	$3,526,023	$0	$0	$0	$0	$0	$620,438	$2,905,585	$0
Short Term Bond Fund	$26,108,483	$0	$991,027	$11,783,069	$12,691,619	$642,768	$0	$0	$0
Short Term Municipal Bond Fund	$11,228,807	$397,238	$2,170,497	$3,786,208	$3,090,745	$1,181,270	$0	$0	$602,849
SC Intermediate Municipal Bond Fund	$868,905	$0	$0	$0	$0	$0	$0	$868,905	$0
VA Intermediate Municipal Bond Fund	$215,943	$0	$0	$0	$0	$0	$0	$215,943	$0

*	Includes unlimited short-term and unlimited long-term capital loss carryforwards of $505,562 and $36,830,103, respectively.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Cost Basis Reporting

Historically, each Fund has been required to report to shareholders and the IRS only gross proceeds on sales, redemptions or exchanges of Fund shares. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Funds (or the shareholder’s Selling Agent, if Fund shares are held through a Selling Agent) to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Funds’ website at www.columbiamanagement.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling Agent, he or she should contact their Selling Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds of Funds below.

Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their distributable income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that has generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying funds directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

If a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.

Further, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been reduced—in general, to 15% with 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend the reduction in capital gain rates of this qualified dividend income provision to or for tax years beginning on or after January 1, 2013. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Unless Congress enacts legislation providing otherwise, the rate of backup withholding is set to increase to 31% for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see

Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” were exempt from U.S. federal income tax withholding. The exemption for interest-related dividends did not apply to any distribution to a foreign shareholder (i) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (ii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order for a distribution to qualify as an interest-related dividend, the Fund was required to report it as such in a written notice furnished to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends (if otherwise applicable) will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to

U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning January 1, 2012, a distribution to a foreign shareholder attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, furnished to its shareholders (“short-term capital gain dividends”) were generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applies to such distributions.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect. Even if permitted to do so, each Fund provides no assurance that it would report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs ( or, prior to January 1, 2012, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs—defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2012, if a Fund was a USRPHC or would have been a USRPHC but for certain of the above-mentioned exceptions, similar rules generally also applied to any non-REIT USRPI gains recognized by the Fund directly, or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend such application for distributions made on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding for redemptions made on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund could be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these rules; such guidance is potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates specified above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be treated as a withholdable payment subject to withholding. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS or qualifies for an exception from entering into such agreement. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding new reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to California Intermediate Municipal Bond Fund

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Intermediate Municipal Bond Fund and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to the Georgia Intermediate Municipal Bond Fund

The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund

The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (Maryland Municipal Bonds) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

Special Tax Considerations Pertaining to the North Carolina Intermediate Municipal Bond Fund

The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

Special Tax Considerations Pertaining to the South Carolina Intermediate Municipal Bond Fund

The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

Special Tax Considerations Pertaining to the Virginia Intermediate Municipal Bond Fund

The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending January 31:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,539,428.904	37.01%

LifeGoal Balanced Growth Portfolio Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,724,250.218	8.12%

LifeGoal Balanced Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,739,082.769	73.44%

LifeGoal Balanced Growth Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	391,274.326	6.06%

LifeGoal Balanced Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,832,794.573	51.83%

LifeGoal Balanced Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	44,993.696	12.06%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class R	MG TRUST COMPANY CUST. FBO LINCOLN PROVISION, INC. EMPLOYEES’ 700 17TH ST STE 300 DENVER CO 80202-3531	44,856.914	12.03%

LifeGoal Balanced Growth Portfolio Class R	DONALD BLASLAND FBO PW LABORATORIES INC 401K PSP 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	36,629.604	9.82%

LifeGoal Balanced Growth Portfolio Class R	CHARLES SCHWAB BANK CUST WOODRIDGE CLINIC SC PS & 401K PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	34,759.784	9.32%

LifeGoal Balanced Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	19,138.970	5.13%

LifeGoal Balanced Growth Portfolio Class T	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,093,784.794	23.53%

LifeGoal Balanced Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,727,309.607	44.77%

LifeGoal Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,619,908.416	21.14%

LifeGoal Growth Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	5,024,587.854	11.04%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,562,780.235	36.31%

LifeGoal Growth Portfolio Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	566,734.259	8.03%

LifeGoal Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,755,394.982	32.98%

LifeGoal Growth Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	677,471.412	8.11%

LifeGoal Growth Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	555,036.741	6.64%

LifeGoal Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	45,952.303	16.86%

LifeGoal Growth Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	35,143.188	12.89%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	32,349.876	11.87%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO LORTON STONE LLC RETPLAN 700 17TH ST STE 300 DENVER CO 80202-3531	30,732.922	11.27%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	26,643.627	9.77%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN PO BOX 10758 FARGO ND 58106-0758	23,493.549	8.62%

LifeGoal Growth Portfolio Class R	JEFF POPKIN FBO KEG 1 O NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	21,738.816	7.97%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	15,997.308	5.87%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	14,292.760	5.24%

LifeGoal Growth Portfolio Class R4	WELLS FARGO BANK NA FBO P C INC PSP TOTAL EQUITY PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,912.217	50.01%

LifeGoal Growth Portfolio Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,857.670	45.58%

LifeGoal Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,837,480.057	68.22%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	430,888.677	10.36%

LifeGoal Income and Growth Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,580,571.149	57.19%

LifeGoal Income and Growth Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	482,729.315	7.71%

LifeGoal Income and Growth Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	850,374.649	76.47%

LifeGoal Income and Growth Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	61,710.968	5.55%

LifeGoal Income and Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	978,149.568	44.30%

LifeGoal Income and Growth Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	172,109.874	7.79%

LifeGoal Income and Growth Portfolio Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	120,100.104	5.44%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO ELDER HEALTH CARE OF VOLUSIA P A PO BOX 10758 FARGO ND 58106-0758	36,411.068	26.04%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO BENCH INTERNATIONAL SEARCH INC PO BOX 10758 FARGO ND 58106-0758	15,060.561	10.77%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARI PO BOX 10758 FARGO ND 58106-0758	10,006.484	7.16%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO CHERNIN ENTERTAINMENT LLC EMPLOYEE 700 17TH ST STE 300 DENVER CO 80202-3531	9,908.628	7.09%

LifeGoal Income and Growth Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,702.622	6.94%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 700 17TH ST STE 300 DENVER CO 80202-3531	8,355.024	5.98%

LifeGoal Income and Growth Portfolio Class R	MID ATLANTIC TRUST COMPANY FBO UNIQUE CATERING & FINE FOODS 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,306.447	5.94%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER CO 80202-3531	7,322.326	5.24%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,122,677.800	55.69%

LifeGoal Income and Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	132,139.440	6.56%

LifeGoal Income and Growth Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	119,726.719	5.94%

LifeGoal Income Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	685,409.771	43.20%

LifeGoal Income Portfolio Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	288,000.413	18.15%

LifeGoal Income Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	116,711.994	57.71%

LifeGoal Income Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	33,484.466	16.56%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11,557.969	5.72%

LifeGoal Income Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	193,184.261	36.80%

LifeGoal Income Portfolio Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	81,053.838	15.44%

LifeGoal Income Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	60,837.425	11.59%

LifeGoal Income Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	27,225.705	5.19%

LifeGoal Income Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	112,102.623	37.73%

LifeGoal Income Portfolio Class Z	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	48,093.857	16.19%

LifeGoal Income Portfolio Class Z	MG TRUST CO CUST FBO BANK OF AMERICA N A 700 17TH ST STE 300 DENVER CO 80202-3531	20,525.718	6.91%

LifeGoal Income Portfolio Class Z	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	15,341.820	5.16%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	14,860.385	5.00%

Masters International Equity Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,725,706.299	58.72%

Masters International Equity Portfolio Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	446,675.635	15.20%

Masters International Equity Portfolio Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	218,905.154	7.45%

Masters International Equity Portfolio Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	103,454.162	45.24%

Masters International Equity Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35,062.199	15.33%

Masters International Equity Portfolio Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	31,699.516	13.86%

Masters International Equity Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	196,168.548	29.57%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Masters International Equity Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	123,275.087	18.58%

Masters International Equity Portfolio Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	48,208.707	7.27%

Masters International Equity Portfolio Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	46,763.375	7.05%

Masters International Equity Portfolio Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37,567.391	5.66%

Masters International Equity Portfolio Class R	MG TRUST CO CUST BHAVA COMMUNICATIONS INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	3,640.766	54.14%

Masters International Equity Portfolio Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,461.052	21.73%

Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MATC PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,179.183	17.53%

Masters International Equity Portfolio Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E JACKSONVILLE FL 32246-6484	3,038,151.694	88.74%

As of April 30, 2012, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending January 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
LifeGoal Balanced Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	37,932,400.647	40.30%

LifeGoal Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	17,810,706.878	27.25%

LifeGoal Income and Growth Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,541,475.788	55.73%

LifeGoal Income Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,107,408.649	42.42%

Masters International Equity Portfolio	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,785,911.091	52.14%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Masters International Equity Portfolio	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,880,680.902	25.90%

As of May 31, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund with fiscal year ending February 28:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class A (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	7,510,815.778	54.51%

Convertible Securities Fund Class B (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	200,510.672	59.73%

Convertible Securities Fund Class B (as of October 31, 2011)	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19,398.225	5.78%

Convertible Securities Fund Class C (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	606,042.510	46.15%

Convertible Securities Fund Class C (as of October 31, 2011)	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	161,877.998	12.33%

Convertible Securities Fund Class C (as of October 31, 2011)	UBS WM USA OMNI ACCOUNT ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	79,611.763	6.06%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class C (as of October 31, 2011)	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 FL 3 JERSEY CITY NJ 07311	70,690.814	5.38%

Convertible Securities Fund Class I (as of October 31, 2011)	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	2,537,261.998	21.00%

Convertible Securities Fund Class I (as of October 31, 2011)	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,183,239.345	18.07%

Convertible Securities Fund Class I (as of October 31, 2011)	RVS INCOME BLDR BASIC INCOME FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	1,667,167.808	13.80%

Convertible Securities Fund Class I (as of October 31, 2011)	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	1,650,953.570	13.66%

Convertible Securities Fund Class I (as of October 31, 2011)	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,602,566.753	13.26%

Convertible Securities Fund Class I (as of October 31, 2011)	RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	880,044.779	7.28%

Convertible Securities Fund Class I (as of October 31, 2011)	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	745,415.386	6.17%

Convertible Securities Fund Class Z (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E JACKSONVILLE FL 32246-6484	6,643,469.840	72.90%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Convertible Securities Fund Class Z (as of October 31, 2011)	FUTURE SCHOLAR BALANCED PORTFOLIO ADVISOR SOLD 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0017	545,992.933	5.99%

Columbia International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,377,749.406	24.11%

Columbia International Value Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,178,478.667	14.25%

Columbia International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,513,774.525	6.79%

Columbia International Value Fund Class A	PRUDENTIAL RETIREMENT INS & ANN CO FBO VARIOUS RETIREMENT PLANS 200 WOOD AVE S ISELIN NJ 08830-2769	1,472,896.890	6.60%

Columbia International Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,328.903	24.63%

Columbia International Value Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	9,515.574	10.99%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,065,286.976	29.73%

Columbia International Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	271,761.559	7.59%

Columbia International Value Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	197,388.443	5.51%

Columbia International Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	527,217.515	99.97%

Columbia International Value Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	181.422	100.00%

Columbia International Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	22,520,495.267	28.36%

Columbia International Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	19,149,364.932	24.11%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia International Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	13,589,459.877	17.11%

Columbia Large Cap Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,254,595.819	78.41%

Columbia Large Cap Core Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	58,448.510	56.64%

Columbia Large Cap Core Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	65,080.562	31.41%

Columbia Large Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	28,375.755	13.69%

Columbia Large Cap Core Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	3,562,358.145	30.35%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Core Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,865,958.073	15.90%

Columbia Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,798,115.925	15.32%

Columbia Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,320,333.317	11.25%

Columbia Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,095,304.324	9.33%

Columbia Large Cap Core Fund Class I	RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,053,605.679	8.98%

Columbia Large Cap Core Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	211.864	100.00%

Columbia Large Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	41,464,011.330	54.98%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Core Fund Class Z	COLUMBIA MANAGEMENT ADVISOR COLUMBIA GROWTH ASST ALLOC-NY 529 ATTN: JIM MARIN 3RD FLOOR 245 SUMMER ST BOSTON MA 02210-1133	4,955,181.626	6.57%

Columbia Large Cap Core Fund Class Z	COLUMBIA MANAGEMENT ADVISOR COLUMBIA AGGRESSIVE GROWTH ASSET ALLOC-NY 529 ATTN: JIM MARIN 3RD FLOOR 245 SUMMER ST BOSTON MA 02210-1133	4,010,699.429	5.32%

Columbia Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	494,392.865	52.90%

Columbia Large Cap Enhanced Core Fund Class I	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	525,785.167	99.96%

Columbia Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTYWIDE MECHANICAL SYSTEMS 401 K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE CA 92071-5639	4,515.438	30.94%

Columbia Large Cap Enhanced Core Fund Class R	NFS LLC CUST HUNTINGTON NATIONAL BANK 7 EASTON OVAL COLUMBUS OH 43219-6010	4,064.007	27.84%

Columbia Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	2,967.651	20.33%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Enhanced Core Fund Class R	PHILIP SCHRAM JULIE BENTLEY FBO BUFFALO WINGS & RINGS LLC 401K PSP & TRUST 564 OLD STATE ROUTE 74 STE 3 CINCINNATI OH 45244-1519	2,551.348	17.48%

Columbia Large Cap Enhanced Core Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	231,190.255	99.51%

Columbia Large Cap Enhanced Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH DALLAS TX 75202-3908	24,103,455.696	91.93%

Columbia Large Cap Enhanced Core Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,463,554.806	5.58%

Large Cap Index Fund Class A (as of October 31, 2011)	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,947,336.036	11.07%

Large Cap Index Fund Class A (as of October 31, 2011)	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,041,464.707	5.92%

Large Cap Index Fund Class A (as of October 31, 2011)	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,020,783.363	5.80%

Large Cap Index Fund Class A (as of October 31, 2011)	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO BAPTIST HEALTH SYSTEM 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	993,789.608	5.65%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Index Fund Class A (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	882,456.867	5.02%

Large Cap Index Fund Class B (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	47,536.872	49.79%

Large Cap Index Fund Class B (as of October 31, 2011)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,712.765	5.98%

Large Cap Index Fund Class B (as of October 31, 2011)	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH FL 7 333 W 34TH ST NEW YORK NY 10001-2402	5,004.264	5.24%

Large Cap Index Fund Class B (as of October 31, 2011)	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	4,797.721	5.03%

Large Cap Index Fund Class Z (as of October 31, 2011)	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	27,708,319.627	23.45%

Large Cap Index Fund Class Z (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	19,735,821.929	16.70%

Large Cap Index Fund Class Z (as of October 31, 2011)	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	14,114,585.368	11.94%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,721,101.765	16.18%

Columbia Large Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	562,182.865	19.32%

Columbia Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	582,176.124	19.90%

Columbia Large Cap Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	769,064.651	57.47%

Columbia Large Cap Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	495,683.653	37.04%

Columbia Large Cap Value Fund Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION FUND VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	73,115.404	5.46%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Large Cap Value Fund Class R	MICHAEL MIRE FBO GULFSTREAM SERVICES INC 401K PSP & TRUST 103 DICKSON RD HOUMA LA 70363-7306	70,788.903	69.35%

Columbia Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	21,277.681	20.85%

Columbia Large Cap Value Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	244.858	100.00%

Columbia Large Cap Value Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	587,927.710	99.80%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	32,643,984.570	30.89%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	18,977,986.128	17.96%

Columbia Large Cap Value Fund Class Z	BANK OF AMERICA TTEE 401 (K) FOR LEGACY FLEET TRUST ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	13,113,910.339	12.41%

Columbia Large Cap Value Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA GROWTH NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	5,721,216.928	5.41%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12,359,148.331	11.67%

Columbia Marsico 21st Century Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,694,549.625	9.15%

Columbia Marsico 21st Century Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,972,830.549	25.44%

Columbia Marsico 21st Century Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	488,525.485	6.30%

Columbia Marsico 21st Century Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11,030,126.597	26.73%

Columbia Marsico 21st Century Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	4,822,575.124	11.69%

Columbia Marsico 21st Century Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,764,630.405	6.70%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,144,588.137	5.20%

Columbia Marsico 21st Century Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	275,392.092	10.21%

Columbia Marsico 21st Century Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	223,595.690	8.29%

Columbia Marsico 21st Century Fund Class R	ORCHARD TRUST CO TTEE FBO OPPENHEIMER FUNDS RECORD (K)EEPER PRO 401K C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	144,778.861	5.37%

Columbia Marsico 21st Century Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	25,972,627.256	28.08%

Columbia Marsico 21st Century Fund Class Z	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	9,033,665.974	9.77%

Columbia Marsico 21st Century Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8,489,897.890	9.18%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico 21st Century Fund Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7,009,578.542	7.58%

Columbia Marsico 21st Century Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	6,864,363.855	7.42%

Columbia Marsico 21st Century Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,074,020.542	6.57%

Columbia Marsico 21st Century Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	6,071,813.755	6.56%

Columbia Marsico Focused Equities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8,698,462.147	16.23%

Columbia Marsico Focused Equities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,062,769.422	59.48%

Columbia Marsico Focused Equities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,416,474.528	54.46%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Focused Equities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,030,005.392	7.56%

Columbia Marsico Focused Equities Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	798,229.528	5.86%

Columbia Marsico Focused Equities Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121.418	99.27%

Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	10,511,561.573	21.81%

Columbia Marsico Focused Equities Fund Class Z	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK NJ 07102-4056	5,247,766.721	10.89%

Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	4,707,321.497	9.77%

Columbia Marsico Focused Equities Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,277,728.129	8.88%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Focused Equities Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,233,819.777	8.79%

Columbia Marsico Global Fund Class A	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	122,062.004	30.65%

Columbia Marsico Global Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	58,990.614	14.81%

Columbia Marsico Global Fund Class C	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121,692.393	57.11%

Columbia Marsico Global Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,100.800	9.90%

Columbia Marsico Global Fund Class R	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	121,831.907	98.94%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Global Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	122,156.597	79.87%

Columbia Marsico Global Fund Class Z	STATE STREET BK & TR IRA CHARLES J HOWELL 600 UNIVERSITY ST STE 1725 SEATTLE WA 98101-4120	16,871.558	11.03%

Columbia Marsico Global Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11,849.861	7.75%

Columbia Marsico Growth Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,742,510.581	14.97%

Columbia Marsico Growth Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6,166,388.059	13.69%

Columbia Marsico Growth Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,446,835.155	9.87%

Columbia Marsico Growth Fund Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	2,808,811.045	6.24%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Growth Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,023,701.794	52.77%

Columbia Marsico Growth Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	107,111.911	5.52%

Columbia Marsico Growth Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10,329,777.669	53.55%

Columbia Marsico Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,492,570.555	7.74%

Columbia Marsico Growth Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,042,013.589	5.40%

Columbia Marsico Growth Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	996,144.000	5.16%

Columbia Marsico Growth Fund Class I	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	466,340.193	99.97%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico Growth Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	478,500.810	47.05%

Columbia Marsico Growth Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	75,132.319	7.39%

Columbia Marsico Growth Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	139.043	100.00%

Columbia Marsico Growth Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	21,975,490.668	23.05%

Columbia Marsico Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	19,668,945.545	20.63%

Columbia Marsico Growth Fund Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9,156,885.237	9.60%

Columbia Marsico Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,115,030.939	7.46%

Columbia Marsico Growth Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,671,150.274	7.00%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,589,938.925	14.58%

Columbia Marsico International Opportunities Fund Class A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	591,641.637	5.43%

Columbia Marsico International Opportunities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	443,655.999	37.76%

Columbia Marsico International Opportunities Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	90,081.620	7.67%

Columbia Marsico International Opportunities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	735,429.301	22.36%

Columbia Marsico International Opportunities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	408,973.700	12.44%

Columbia Marsico International Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	185,424.813	5.64%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class I	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	223.614	99.94%

Columbia Marsico International Opportunities Fund Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	41,799.610	18.44%

Columbia Marsico International Opportunities Fund Class R	FRONTIER TRUST CO FBO DEARBORN MID WEST CONVEYOR CO 401K PO BOX 10758 FARGO ND 58106-0758	40,482.574	17.86%

Columbia Marsico International Opportunities Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO WHITEMAN LUMBER COMPANY 401K PLAN PO BOX 79377 ATLANTA GA 30357-7377	16,993.357	7.50%

Columbia Marsico International Opportunities Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	15,392.424	6.79%

Columbia Marsico International Opportunities Fund Class R	CLIFFORD BRITT WT COMERFORD JR TTEE COMERFORD & BRITT LLP RSP C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	13,349.203	5.89%

Columbia Marsico International Opportunities Fund Class R	ORCHARD TRUST COMPANY CUST PIONEER DEVLPRS OF AMERICA INC 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	11,408.927	5.03%

Columbia Marsico International Opportunities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	47,837,693.876	63.16%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Marsico International Opportunities Fund Class Z	VANGUARD FIDUCIARY TRUST COMPANY NATIONS FUNDS PO BOX 2600 VM 613 ATTN OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	8,269,034.632	10.92%

Columbia Marsico International Opportunities Fund Class Z	TEXAS CHILDREN’S HOSPITAL FOUNDATION 1919 S. BRAESWOOD HOUSTON TX 77030-4412	6,128,211.794	8.09%

Columbia Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	4,648,720.056	15.52%

Columbia Mid Cap Index Fund Class A	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST BOSTON MA 02116-5021	2,115,181.899	7.06%

Columbia Mid Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,604,334.875	5.36%

Columbia Mid Cap Index Fund Class A	JPMORGAN CHASE TRUSTEE CUST FBO ERICSSON CAPITAL ACCUMULATION AND SAVINGS PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	1,502,234.154	5.02%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	58,991,793.527	28.91%

Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	45,615,831.881	22.35%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA TTEE 401 (K) FOR LEGACY FLEET TRUST ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	27,075,969.237	13.27%

Columbia Mid Cap Index Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	11,888,705.559	5.83%

Columbia Mid Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,715,773.918	6.67%

Columbia Mid Cap Value Fund Class A	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	5,560,537.749	5.52%

Columbia Mid Cap Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	358,500.751	13.17%

Columbia Mid Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,495,589.393	21.50%

Columbia Mid Cap Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH -7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,056,410.966	9.10%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Value Fund Class C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	625,533.305	5.39%

Columbia Mid Cap Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	3,842,927.629	33.86%

Columbia Mid Cap Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	2,064,711.326	18.19%

Columbia Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,518,966.118	13.38%

Columbia Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,272,621.883	11.21%

Columbia Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	846,583.029	7.46%

Columbia Mid Cap Value Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	846,262.370	7.46%

Columbia Mid Cap Value Fund Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	14,700,926.646	62.03%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Value Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	1,430,573.180	6.04%

Columbia Mid Cap Value Fund Class R4	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	177.809	100.00%

Columbia Mid Cap Value Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	177.809	100.00%

Columbia Mid Cap Value Fund Class Y	FIM FUNDING INC C/O BOFA GLOBAL CAPITAL MANAGEMENT 100 FEDERAL ST BOSTON MA 02110-1802	1,153.643	50.51%

Columbia Mid Cap Value Fund Class Y	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,130.554	49.49%

Columbia Mid Cap Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	38,099,836.258	19.11%

Columbia Mid Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	33,986,838.169	17.05%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Mid Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	18,102,966.317	9.08%

Columbia Mid Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	16,066,499.383	8.06%

Columbia Multi-Advisor International Equity Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	2,039,144.097	5.76%

Columbia Multi-Advisor International Equity Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	241,246.129	13.10%

Columbia Multi-Advisor International Equity Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	4,172,899.806	25.22%

Columbia Multi-Advisor International Equity Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	3,448,038.307	20.84%

Columbia Multi-Advisor International Equity Fund Class I	RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,420,940.651	14.63%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund Class I	RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	2,407,484.205	14.55%

Columbia Multi-Advisor International Equity Fund Class I	RIVERSOURCE INCOME BUILDER BASIC INCOME FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	1,258,173.495	7.60%

Columbia Multi-Advisor International Equity Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	886,440.997	5.36%

Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO EFK MOEN 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	31,380.188	17.45%

Columbia Multi-Advisor International Equity Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	17,420.022	9.69%

Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO B & L CORPORATION 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	16,102.378	8.95%

Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO C. ANTHONY PHILLIPS ACCOUNTANCY 401 PO BOX 10758 FARGO ND 58106-0758	15,233.857	8.47%

Columbia Multi-Advisor International Equity Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO VIRGINIA LAB SUPPLY 401K PSP PO BOX 79377 ATLANTA GA 30357-7377	13,275.267	7.38%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO DEDICATED SYSTEMS INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	12,329.292	6.86%

Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	12,121.082	6.74%

Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO EDWARDS SALES CORPORATION 401(K) RE PO BOX 10758 FARGO ND 58106-0758	10,250.533	5.70%

Columbia Multi-Advisor International Equity Fund Class R	FRONTIER TRUST COMPANY FBO SALES WEST PARTNERS INC. 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	9,335.689	5.19%

Columbia Multi-Advisor International Equity Fund Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7,444.910	51.51%

Columbia Multi-Advisor International Equity Fund Class R4	FRONTIER TRUST COMPANY FBO JAY LERMAN MD PC 401(K) PLAN 20681 PO BOX 10758 FARGO ND 58106-0758	2,743.098	18.98%

Columbia Multi-Advisor International Equity Fund Class R4	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,305.464	9.03%

Columbia Multi-Advisor International Equity Fund Class R4	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	861.897	5.96%

Columbia Multi-Advisor International Equity Fund Class W	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	15,992,899.820	99.98%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Multi-Advisor International Equity Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	1,171,227.767	99.89%

Columbia Multi-Advisor International Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	66,044,716.673	57.26%

Columbia Multi-Advisor International Equity Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	16,755,767.542	14.53%

Columbia Overseas Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	3,528,505.092	72.97%

Columbia Overseas Value Fund Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	996,935.290	20.62%

Columbia Overseas Value Fund Class W	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	317.662	100.00%

Columbia Overseas Value Fund Class Z	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	1,086,878.521	100.00%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Growth Fund II Class A (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	2,746,745.170	24.87%

Small Cap Growth Fund II Class B (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	35,927.475	29.25%

Small Cap Growth Fund II Class B (as of October 31, 2011)	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,248.748	9.97%

Small Cap Growth Fund II Class B (as of October 31, 2011)	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12,016.103	9.78%

Small Cap Growth Fund II Class B (as of October 31, 2011)	UBS WM USA OMNI ACCOUNT ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8,574.955	6.98%

Small Cap Growth Fund II Class C (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	59,462.521	30.34%

Small Cap Growth Fund II Class C (as of October 31, 2011)	UBS WM USA OMNI ACCOUNT ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	22,344.698	11.40%

Small Cap Growth Fund II Class C (as of October 31, 2011)	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21,831.663	11.14%

Small Cap Growth Fund II Class C (as of October 31, 2011)	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14,679.210	7.49%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Small Cap Growth Fund II Class C (as of October 31, 2011)	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH FL 7 333 W 34TH ST NEW YORK NY 10001-2402	10,740.179	5.48%

Small Cap Growth Fund II Class Z (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	9,050,951.758	57.21%

Small Cap Growth Fund II Class Z (as of October 31, 2011)	HARTFORD SECURITIES DISTRIBUTION COMPANY INC ATTN UIT OPERATIONS/PRG PO BOX 2999 HARTFORD CT 06104-2999	1,418,963.144	8.97%

Small Cap Growth Fund II Class Z (as of October 31, 2011)	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1712	923,653.422	5.84%

Small Cap Index Fund Class R4 (as of October 31, 2011)	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	427,108.432	82.46%

Small Cap Index Fund Class Z (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E FL JACKSONVILLE FL 32246-6484	26,869,232.747	28.96%

Small Cap Index Fund Class Z (as of October 31, 2011)	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	20,210,308.877	21.78%

Small Cap Index Fund Class Z (as of October 31, 2011)	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	9,460,007.874	10.20%

Columbia Small Cap Value Fund II Class A	SUPPLEMENTAL INCOME TRUST FUND PO BOX 8338 BOSTON MA 02266-8338	2,413,511.922	6.09%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Value Fund II Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	31,842.280	15.69%

Columbia Small Cap Value Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	348,271.039	22.26%

Columbia Small Cap Value Fund II Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,453,376.623	60.58%

Columbia Small Cap Value Fund II Class I	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	730,454.986	30.45%

Columbia Small Cap Value Fund II Class I	SSB AND TRUST CO AS AGENT FOR ASSET ALLOCATION FUND VS ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	138,160.752	5.76%

Columbia Small Cap Value Fund II Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	581,147.743	32.39%

Columbia Small Cap Value Fund II Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	103,425.026	5.76%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Small Cap Value Fund II Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	94,012.468	5.24%

Columbia Small Cap Value Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13,256,133.029	15.27%

Columbia Small Cap Value Fund II Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	12,691,130.995	14.62%

Columbia Small Cap Value Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	9,947,813.613	11.46%

Columbia Small Cap Value Fund II Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	8,786,095.692	10.12%

Columbia Small Cap Value Fund II Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON KY 41015-1999	7,190,307.215	8.28%

Columbia Small Cap Value Fund II Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	4,771,993.616	5.50%

As of May 31, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending February 28:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Convertible Securities Fund (as of October 31, 2011)	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	14,960,838.800	40.85%

Columbia Large Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	41,464,011.330	42.87%

Columbia Large Cap Enhanced Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	24,334,645.951	87.14%

Columbia Large Cap Index Fund (as of October 31, 2011)	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA P O BOX 1939 HOUSTON TX 77251-1939	41,822,904.995	30.79%

Columbia Marsico Global Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	487,742.901	54.96%

Columbia Marsico International Opportunities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	47,837,693.876	52.38%

Columbia Mid Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	58,991,793.527	25.21%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Mid Cap Index Fund	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON TX 77251-1939	72,691,801.118	31.06%

Columbia Multi-Advisor International Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	67,215,944.440	35.68%

Columbia Overseas Value Fund	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	3,528,505.092	59.58%

Columbia Small Cap Growth Fund II (as of October 31, 2011)	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE E FL 3 JACKSONVILLE FL 32246-6484	11,893,086.924	43.75%

As of June 30, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds with fiscal year ending March 31:

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	416,942.000	36.87%

CA Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	250,422.786	22.15%

CA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC EDWARDS – LAKE REV LIVING TRUST HELEN L EDWARDS TTEE 1629 KRISTIN WAY MCKINLEYVILLE CA 95519-4357	688.115	99.82%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	148,191.108	64.70%

CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC EXEMPTION TR CREATED UNDER 2004 SICHI FAM TRUST TR 2555 TODD CT ARCATA CA 95521-5147	18,103.361	7.90%

CA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	20,153,829.872	90.96%

Corporate Bond Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,112,352.000	100.00%

GA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	484,330.970	27.73%

GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	193,124.551	11.06%

GA Intermediate Municipal Bond Fund Class A	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	119,290.256	6.83%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
GA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19,253.769	45.13%

GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	7,692.600	18.03%

GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC STEVE G LYMAN & ALIDA B LYMAN 4492 HAVERSTRAW DRIVE DUNWOOD GA 30338-6604	5,447.852	12.77%

GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC WILSON S MOBLEY 2058 BRIAN WAY DECATUR GA 30033-3826	4,696.673	11.01%

GA Intermediate Municipal Bond Fund Class B	FIRST CLEARING, LLC THE GLYNN MATHIS REV LV TR 1097 WESLEY PARK DRIVE SW MARIETTA GA 30064-3917	2,739.575	6.42%

GA Intermediate Municipal Bond Fund Class B	STIFEL NICOLAUS & CO INC LEAH C IVORY 501 N BROADWAY SAINT LOUIS MO 63102-2131	2,497.393	5.85%

GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	83,217.624	27.29%

GA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,030,139.409	95.66%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	22,877,286.343	37.36%

LifeGoal Balanced Growth Portfolio Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,989,991.497	8.15%

LifeGoal Balanced Growth Portfolio Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8,044,056.014	75.78%

LifeGoal Balanced Growth Portfolio Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,610,596.366	55.10%

LifeGoal Balanced Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	43,186.154	18.66%

LifeGoal Balanced Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	42,525.615	18.38%

LifeGoal Balanced Growth Portfolio Class R	DONALD BLASLAND FBO PW LABORATORIES INC 401K PSP 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	35,902.007	15.51%

LifeGoal Balanced Growth Portfolio Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	14,564.960	6.29%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Balanced Growth Portfolio Class R	JOSEPH D POLK FBO VANTAGE SYSTEMS INC 401K PSP & TRUST 4600 FORBES BLVD STE 250 LANHAM MD 20706-4312	14,292.854	6.18%

LifeGoal Balanced Growth Portfolio Class R	GUY VIDRA FBO PROTEUS INC 401 K PROFIT SHARING PLAN & TRUST 2020 14TH ST N SUITE 500 ARLINGTON VA 22201-2515	11,822.040	5.11%

LifeGoal Balanced Growth Portfolio Class T	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,381,059.917	24.75%

LifeGoal Balanced Growth Portfolio Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,934,766.102	52.93%

LifeGoal Growth Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10,705,186.968	21.63%

LifeGoal Growth Portfolio Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	4,370,493.347	42.07%

LifeGoal Growth Portfolio Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,233,058.179	36.17%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	50,321.106	22.67%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO LORTON STONE LLC RETIREMENT PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	33,971.099	15.31%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	30,023.181	13.53%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO CLINICA CAMPSINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	22,242.346	10.02%

LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN PO BOX 10758 FARGO ND 58106-0758	22,201.547	10.00%

LifeGoal Growth Portfolio Class R	JEFF POPKIN FBO KEG 1 O NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	15,892.628	7.16%

LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 700 17TH ST STE 300 DENVER CO 80202-3531	11,915.530	5.37%

LifeGoal Growth Portfolio Class R4	WELLS FARGO BANK NA FBO P C INC PSP TOTAL EQUITY PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,948.002	50.30%

LifeGoal Growth Portfolio Class R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,753.542	45.27%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Growth Portfolio Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,319.727.376	76.81%

LifeGoal Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	408,443.320	9.45%

LifeGoal Income and Growth Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,628,417.424	59.07%

LifeGoal Income and Growth Portfolio Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,509,058.635	77.90%

LifeGoal Income and Growth Portfolio Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,154,261.111	53.27%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARING PO BOX 10758 FARGO ND 58106-0758	8,493.668	14.28%

LifeGoal Income and Growth Portfolio Class R	ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	8,325.673	14.00%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO CHERNIN ENTERTAINMENT LLC EMPLOYEE 700 17TH ST STE 300 DENVER CO 80202-3531	7,280.509	12.24%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO SECOND CITY INC 700 17TH ST STE 300 DENVER CO 80202-3531	7,224.331	12.15%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER CO 80202-3531	6,639.641	11.16%

LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO KAPP TECH 401K SAVINGS AND RETIRE 700 17TH ST STE 300 DENVER CO 80202-3531	5,116.672	8.60%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO GROSSMONT FAMILY MEDICAL GROUP PO BOX 10758 FARGO ND 58106-0758	4,064.686	6.83%

LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO DANSKER & APROMONTE ASSOCIATES RET PO BOX 10758 FARGO ND 58106-0758	3,253.015	5.47%

LifeGoal Income and Growth Portfolio Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,129,179.417	57.31%

LifeGoal Income and Growth Portfolio Class Z	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	166,121.356	8.43%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income and Growth Portfolio Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	101,900.432	5.17%

LifeGoal Income Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	597,198.259	46.34%

LifeGoal Income Portfolio Class A	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER CO 80202-3531	71,130.883	5.52%

LifeGoal Income Portfolio Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	318,476.752	70.45%

LifeGoal Income Portfolio Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	228,935.001	45.20%

LifeGoal Income Portfolio Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	41,658.266	8.22%

LifeGoal Income Portfolio Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	135,846.006	62.50%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
LifeGoal Income Portfolio Class Z	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	30,671.815	14.11%

LifeGoal Income Portfolio Class Z	MG TRUST CO CUST FBO BANK OF AMERICA N A 700 17TH ST STE 300 DENVER CO 80202-3531	11,803.972	5.43%

Masters International Equity Portfolio Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	687,383.721	16.03%

Masters International Equity Portfolio Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	147,542.490	44.85%

Masters International Equity Portfolio Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	252,373.289	29.68%

Masters International Equity Portfolio Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 3RD FLOOR JERSEY CITY NJ 07311	59,745.334	7.03%

Masters International Equity Portfolio Class R	COUNSEL TRUST DBA MATC FBO PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,118.482	44.62%

Masters International Equity Portfolio Class R	MG TRUST CO CUST FBO BHAVA COMMUNICATIONS INC 401K 700 17TH ST STE 300 DENVER CO 80202-3531	556.100	22.19%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Masters International Equity Portfolio Class R	BRETT PEAKS FBO LENOX VILLAGE DENTISTRY 401K PSP & TRUST 6905 LENOX VILLAGE DR NASHVILLE TN 37211-7172	393.357	15.69%

Masters International Equity Portfolio Class R	ELIZABETH ALIZADEH FBO ALTERNATIVE VEHICLES SERVICE GR 401K PROFIT SHARING PLAN & TRUST C6 SHIPWAY PL BOSTON MA 02129-4301	221.976	8.86%

Masters International Equity Portfolio Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	178.771	7.13%

Masters International Equity Portfolio Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,136,677.231	91.19%

MD Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,656,470.839	74.61%

MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC MARK & MARY ANN RONALD TRUST MARK & MARY A RONALD TTEES 7110 44TH ST CHEVY CHASE MD 20815-6039	135,724.975	6.11%

MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19,733.228	65.51%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
MD Intermediate Municipal Bond Fund Class B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 3RD FLOOR JERSEY CITY NJ 07311	2,336.487	7.76%

MD Intermediate Municipal Bond Fund Class B	FIRST CLEARING BLONDIE M BRYANT 715 WICKLOW RD BALTIMORE MD 21229-1628	2,077.316	6.90%

MD Intermediate Municipal Bond Fund Class B	AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,897.876	6.30%

MD Intermediate Municipal Bond Fund Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,855.317	6.16%

MD Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	44,450.110	14.60%

MD Intermediate Municipal Bond Fund Class C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	38,748.436	12.73%

MD Intermediate Municipal Bond Fund Class C	NFS LLC FBO MARY CHAIKIN 6245 CLEARWOOD RD BETHESDA MD 20817-5634	27,471.398	9.02%

MD Intermediate Municipal Bond Fund Class C	NFS LLC FBO HUGO V RIZZOLI TTEE HUGO V RIZZOLI REV TRUST 5100 DORSET AVE APT 102 CHEVY CHASE MD 20815	19,290.700	6.34%

MD Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	17,116.593	5.62%

MD Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,221,159.738	95.53%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Mortgage- and Asset-Backed Portfolio	STATE STREET BANK & TRUST COMPANY AAF COLUMBIA LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	4,955,055.587	49.57%

Mortgage- and Asset-Backed Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,281,970.002	32.83%

Mortgage- and Asset-Backed Portfolio	STATE STREET BANK & TRUST COMPANY AAF COLUMBIA LIFEGOAL INCOME & GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	1,050,476.958	10.51%

NC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	789,353.053	25.57%

NC Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	312,311.001	10.12%

NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC FRANK M DRENDEL PO BOX 9212 HICKORY NC 28603-9212	213,093.975	6.90%

NC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	18,407.757	54.99%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
NC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC JUANITA F LAGG & ELMER B LAGG JT WROS 310 W HORAH ST SALISBURY NC 28144-4833	5,397.872	16.13%

NC Intermediate Municipal Bond Fund Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS MN 55440-9446	2,929.197	8.75%

NC Intermediate Municipal Bond Fund Class B	NFS LLC FBO MARY L ELESHA-ADAMS 9817 CLARENDON DR EMERALD ISLE NC 28594-1832	2,762.163	8.25%

NC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC REUBEN D PACIS WBNA CUSTODIAN TRAD IRA 152 POINT COMFORT LN CARY NC 27519-2524	2,104.673	6.29%

NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	159,032.605	27.03%

NC Intermediate Municipal Bond Fund Class C	UBS WM USA ATTN: DEPARTMENT MANAGER 100 HARBOR BLVD WEEHAWKEN NJ 07086-6761	63,197.000	10.74%

NC Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14,387,667.128	92.67%

SC Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	758,024.816	40.53%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
SC Intermediate Municipal Bond Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	144,853.064	7.75%

SC Intermediate Municipal Bond Fund Class A	UBS WM USA ATTN: DEPARTMENT MANAGER 100 HARBOR BLVD WEEHAWKEN NJ 07086-6761	114,978.890	6.15%

SC Intermediate Municipal Bond Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 3RD FLOOR JERSEY CITY NJ 07311	104,601.852	5.59%

SC Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC SUE B JAMES EST TX SHEL TRUST 1129 WATERFRONT DR MT PLEASANT SC 29464-7428	5,463.532	26.18%

SC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,431.532	26.03%

SC Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	4,694.814	22.50%

SC Intermediate Municipal Bond Fund Class B	RAYMOND JAMES & ASSOC INC FBO BARRON E EYRAUD 119 RUTLEDGE AVE CHARLESTON SC 29401-1332	2,221.371	10.64%

SC Intermediate Municipal Bond Fund Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,860.250	8.91%

SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	455,302.725	40.71%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
SC Intermediate Municipal Bond Fund Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 3RD FLOOR JERSEY CITY NJ 07311	122,947.163	10.99%

SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES & ASSOC INC FBO ANNIE LEE FAYSSOUX TTEE U/W ALLEN E FAYSSOUX 203 PACOLET HWY GAFFNEY SC 29340-2816	74,191.910	6.63%

SC Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11,052,710.289	89.69%

Short Term Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,810,243.863	10.01%

Short Term Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	287,243.351	7.63%

Short Term Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,400,255.883	40.15%

Short Term Bond Fund Class I	RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	3,065,275.436	41.34%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND 1767 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	2,859,961.352	38.58%

Short Term Bond Fund Class I	RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND 1767 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	1,091,709.351	14.73%

Short Term Bond Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	253,535.479	73.24%

Short Term Bond Fund Class	FRONTIER TRUST COMPANY FBO ANDREINI BROS INC EMPLOYEES PS PLAN PO BOX 10758 FARGO ND 58106-0758	40,507.062	11.70%

Short Term Bond Fund Class R	FRONTIER TRUST COMPANY FBO NORTH ALABAMA INSURANCE, INC SALAR PO BOX 10758 FARGO ND 58106-0758	24,259.047	7.01%

Short Term Bond Fund Class R4	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	444,762.530	98.76%

Short Term Bond Fund Class W	RIVERSOURCE INVESTMENTS LLC ATTN T ARMBRUSTMACHER & V GEHLHAR 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	753.786	100.00%

Short Term Bond Fund Class Y	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,209,981.482	83.99%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Bond Fund Class Y	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	229,612.164	15.94%

Short Term Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	142,491,913.869	71.23%

Short Term Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8,857,262.968	37.52%

Short Term Municipal Bond Fund Class A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,292,097.385	13.95%

Short Term Municipal Bond Fund Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 3RD FLOOR JERSEY CITY NJ 07311	1,506,108.842	6.38%

Short Term Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19,533.625	73.84%

Short Term Municipal Bond Fund Class B	SIDNEY MORRIS 3605 BERMUDA RUN DRIVE VALDOSTA GA 31605-1082	3,527.649	13.33%

Short Term Municipal Bond Fund Class B	JAMES WATSON JR DDS & SHIRLEY M WATSON JTTEN 354 DORWIN DRIVE NORFOLK VA 23502-5708	1,513.173	5.72%

Short Term Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,803,398.194	49.88%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Short Term Municipal Bond Fund Class C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	250,428.043	6.93%

Short Term Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	139,209,815.734	89.06%

VA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,904,052.691	62.52%

VA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC C HENRY JONES TTEE C HENRY JONES REVOCABLE LIVING TRUST 7320 COLONY POINT RD NORFOLK VA 23505-3300	239,858.949	5.16%

VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13,952.006	49.91%

VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC JAMES S HUTTON & DONNA B HUTTON JTTEN 14547 INDIAN RUN RD GLADE SPRING VA 24340-4351	2,204.865	7.89%

VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC PETER BRUNK & DIANE BRUNK JT WROS 3501 CARDINAL LN PORTSMOUTH VA 23703-3631	2,003.860	7.17%

VA Intermediate Municipal Bond Fund Class B	LPL FINANCIAL SERVICES 9785 TOWNE CENTER DR SAN DIEGO CA 92121-1968	1,541.217	5.51%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
VA Intermediate Municipal Bond Fund Class B	SEJ PRIVATE TRUST CO C/O SUNTRUST 1 FREEDOM VALLEY DR OAKS PA 19456-9989	1,515.268	5.42%

VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	129,299.759	37.76%

VA Intermediate Municipal Bond Fund Class C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	26,335.734	7.69%

VA Intermediate Municipal Bond Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	22,525,695.233	94.66%

As of June 30, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of a Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Person Ownership of the Funds with fiscal year ending March 31:

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
CA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,718,962.980	88.10%

GA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7,616,941.772	80.66%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
LifeGoal Balanced Growth Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	45,847,764.742	43.64%

LifeGoal Growth Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21,628,465.870	29.48%

LifeGoal Income Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,280,456.018	51.95%

LifeGoal Income and Growth Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5,911,857.952	48.16%

Masters International Equity Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6,224,155.502	56.05%

MD Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10,941,813.915	89.62%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
NC Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15,354,460.543	79.83%

SC Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12,271,469.362	80.04%

Short Term Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	156,453,173.927	53.06%

Short Term Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	149,890,010.521	81.66%

VA Intermediate Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	25,572,999.689	88.76%

Corporate Bond Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	2,112,352.000	100.00%

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Mortgage- and Asset-Backed Portfolio	STATE STREET BANK & TRUST COMPANY AAF COLUMBIA LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON MA 02111-1724	4,955,055.587	49.57%

Mortgage- and Asset-Backed Portfolio	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	3,281,970.002	32.83%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware Corporation, is a registered broker-dealer located at One Bryant Park, New York, New York 10036. Bank of America Corporation is the ultimate parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

State Street Bank & Trust Company is organized under the laws of Massachusetts and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. State Street Corporation is the ultimate parent of State Street Bank & Trust Company.

Columbia Management Investment Advisers, LLC, a Minnesota limited liability company, is a registered investment adviser located at 225 Franklin Street, Boston, MA 02110. Columbia Management Investment Advisers, LLC is a wholly-owned subsidiary of Ameriprise Financial, Inc.

American Enterprise Investment Services, Inc. provides brokerage services and is located at 5221 Ameriprise Financial Center, Minneapolis, MN 55474. American Enterprise Investment Services, Inc. is a wholly-owned subsidiary of Ameriprise Financial.

LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB – rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB – rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B – rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC – debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICY

PROXY VOTING GUIDELINES

AS AMENDED AND RESTATED — EFFECTIVE

JANUARY 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

APPENDIX C — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Front-End Sales Charge Reductions – Accounts Eligible for Aggregation

The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated Selling Agents having a selling agreement with the Distributor[1];

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds[1];

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees; and

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a Selling Agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a Selling Agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized Selling Agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the Selling Agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a Fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the Fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

•

CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

•

For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

Class B Shares—Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

APPENDIX D — DESCRIPTION OF STATE CONDITIONS

STATE SPECIFIC INFORMATION

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.

California

The following information has been obtained from the official statement of the State of California dated November 21, 2011.

Current Economic Condition.

The State of California (“California”) has the largest economy among the 50 states. Major components of California’s diverse economy include high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.

During the recent recession, which officially ended in 2009, California experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in California’s economy, California tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. More recently, California’s economy has grown slowly, and the Budget Act for the 2011-12 fiscal year adopted on June 30, 2011, together with related budget legislation (the “2011 Budget Act”), projects continuing growth in California’s major revenue sources from the recession’s low point.

In its report from May 2011, California’s Department of Finance described the California economy as being in the midst of a modest, drawn-out recovery. The private sector — outside of homebuilding — was providing most of the growth in the economy. Construction and real estate have been showing little growth. Export-driven and high-technology sectors were doing relatively well based on the combination of strong Asian economies and a weak U.S. dollar. Some recent indicators, mainly labor market statistics, have been weak. Public sector employment experienced unprecedented reductions during and after the recession. The May 2011 economic projection reflects a significant drop in state and local government employment in 2009 and 2010, and foresees more losses during 2011. The return to pre-recession conditions is expected to be slow and uneven.

Employment. California’s unemployment rate reached a high of 12.5% in late 2010. The rate improved thereafter, falling to 11.7% in May 2011, but rising to 12.0% for July 2011. In comparison, the national unemployment rate was 9.1% in July 2011.

Real Estate and Building Activity. California’s housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10% in 2010 from 2009, bringing the median price of these homes to approximately $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011.

Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program of the federal government called Homeowners Affordability and Stability Plan.

State Budget.

California’s fiscal year begins on July 1 of each year and ends on June 30 of the following year. California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax (which collectively constitute nearly 90% of total General Fund revenues and transfers). California expends money on a variety of programs and services. Significant elements of California’s expenditures include education (both kindergarten through twelfth grade (“K-12”) and higher education), health and human services and correctional programs.

The economic downturn of the last few years adversely affected California’s budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

The 2011 Budget Act (for fiscal year 2011-12), which was signed by the Governor on June 30, 2011, closes a $26.6 billion projected budget gap and makes substantial progress in addressing California’s long term structural budget deficit. It also shifts certain program responsibilities to local government (and provides certain funding for such program responsibilities to local governments).

The 2011 Budget Act makes substantial cuts to California’s programs in order to bring expenditures more in line with available resources, including slightly over $15 billion in expenditure reductions over a two-year period. Expenditure reductions include significant cuts to Medi-Cal, Mental Health Services, and CalWORKs, among others in the Health and Human Services area, and reductions in K-12 education spending and support for the University of California and California State University systems. The 2011 Budget Act also provides for additional expenditure reductions without further action of the Legislature (called “trigger cuts”) in the event that the revenue projections in the 2011 Budget Act are not realized.

Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, California continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past.

State and Local Government Considerations.

The primary units of local government in California are the 58 counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services.

Proposition 13, which was approved by voter initiative in 1978, amended California’s constitution to reduce and limit the future growth of property taxes and limit the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by voter initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. The limitations imposed by Proposition 218 include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police or any other service widely available to the public.

Over the years, a number of constitutional amendments similar to Proposition 13 and Proposition 218 have been enacted, often through voter initiatives, which have increased the difficulty of raising California’s taxes or restricted the use of General Fund revenues. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of state or local issuers to repay their obligations.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. According to the Treasurer of California’s website, as of February 9, 2012, California’s general obligation bonds were rated A1 by Moody’s, A- by S&P and A- by Fitch. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

Georgia

Located in the southeastern region of the United States, the State of Georgia (“Georgia” and the “State”) has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country’s ninth most populated state. Between 2000 and 2009, Georgia grew by an estimated 1,642,758 people, a growth rate of 20.1 percent, fourth fastest in the nation, and fastest east of the Mississippi River (2009 Census estimate: 9,829,211). From 2000 to 2009, 17 of Georgia’s counties ranked among the nation’s 100 fastest-growing, second most in the nation, including two counties (both located in metro Atlanta) which ranked among the top ten.

This population increase is expected to continue for the foreseeable future at approximately the same accelerated rate. In its March 2010 report, the Governor’s Office of Planning and Budget estimated that Georgia’s population will increase by an additional 4.6 million people over the next 20 years, with over 60% of this growth attributable to people moving into the state. While the fastest-paced growth is expected in the northern and coastal areas of the state, it is expected that the Atlanta MSA will remain the most densely populated area, with approximately 43% of all Georgians living in this area.

Georgia’s economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales, with concentrations in manufacturing, trade, transportation and utilities, information technology, and professional and business services. During the second half of the 20th century, this diversity allowed Georgia to experience almost continuous economic growth, while other states more dependent upon a single business sector experienced some periods of economic contraction. However, during the last several years, this diversity has been unable to fully insulate Georgia’s economy from the nationwide economic downturn that occurred in 2002-2004 and the current one which began in December 2007.

One area where this economic diversity, in combination with Georgia’s population growth, and its effects on the local economy can be seen is Georgia’s labor market. Historically, Georgia has enjoyed an unemployment rate significantly at or below the national average. Unfortunately, as of June 2010, the state’s unemployment rate stood at 10.0%, which is slightly above the national average of 9.5%.

While the raw numbers are not positive, the trend is favorable. The Georgia unemployment rate is down from a high of 10.5% in March 2010 (but still above a year earlier rate of 9.7%). Similarly, the Georgia total non-farm employment figures are up (3.83 million for June 2010 as opposed to a low of 3.78 million in February 2010), but they are still below year earlier figures (3.88 million). This trend is reflected in the May 2010 US Regional Recession Status by Moody’s Economy.com which classifies Georgia to be “moderating recession,” defined as the state’s economy not contracting as severely as six months earlier.

Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the State, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for the last several years, the statewide growth rate has exceeded the Atlanta MSA growth rate. However, this trend has been muted over the past year, as the rate of job loss in the Atlanta MSA (1.0%) has been slightly lower than the rate for the balance of the state (1.3%).

One reason that Georgia has such a positive economic outlook is because of its location, which affords its residents and businesses easy access to commercial centers throughout the nation and the world. As business and consumer confidence grows, it is believed that centers of transportation and logistics will gain as inventories get restocked and goods are shipped. Evidence of this upswing has been observed at both Hartsfield-Jackson Airport and the Port of Savannah; while cargo traffic still remains below prior year levels, as discussed below both locations have Georgia experienced an uptick in cargo traffic over the last few months.

For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market. During an average week, about 5.9 million tons of freight move across Georgia’s highways. Furthermore, Georgia has the most extensive rail system and largest intermodal hub in the Southeast. Georgia also ranks as the 5th largest overall logistics employer in the nation with nearly 11,000 providers of logistics services.

Since 1998, Hartsfield-Jackson (the “Airport”) has been the busiest passenger airport in the world, serving over 88,032,086 passengers in 2009 through 32 carriers, with destinations to over 231 destinations in 52 countries. Also, for the fifth consecutive year, the Airport retains its title as the nation’s busiest airport in terms of operations (takeoffs and landings) with 970,258 operations. Atlanta is within a two hour flight of 80% of the United States population. The current economic downturn has negatively impacted the Airport. In 2009 the number of domestic travelers fell 1.69% in one year, while international passengers fell by 3.79%. This downward trend is expected to be short-lived, as annual Airport passenger traffic is anticipated to increase to 121,000,000 by 2015.

The Airport is also considered to be the best among air cargo facilities. In 2009, the Airport was named Air Cargo Week’s Airport of the Year, becoming the first U.S. airport to earn the top prize among the annual World Air Cargo Awards. The Airport also has over 2,000,000 square feet of cargo warehouse space and is the 11th largest air cargo hub in the country and 30th worldwide. In addition to the main cargo complexes, the Airport houses a USDA approved Perishables Complex, the only one in the Southeastern U.S. The Perishables Complex features on-site distribution and transport capabilities, USDA inspection services and a USDA approved fumigation chamber. The Airport is also the only airport in the Southeast to be approved by the USDA to apply cold treatment, which is an environmentally safe alternative to methyl bromide.

This infrastructure enabled the Airport to handle more than 563,139 metric tons of cargo in 2009 (a decrease of 14.06% from 2008); international cargo also decreased from 365,351 to 312,033 metric tons in 2009. However, since November 2009, the Airport has posted upswings in year-over-year cargo traffic for six consecutive months. Cargo traffic in April 2010 was 23.44% higher than the previous year. This figure is expected to grow as Asiana Airline announced it will join the Airport’s growing list of all-cargo carriers starting September 13, 2010. Asiana Airline will operate a freighter with four weekly flights to Seoul, South Korea. The new service is expected to create up to 25 jobs and produce an annual regional economic impact of $24 million.

To facilitate the projected increase in usage, the Airport is in the tenth year of a multi-year improvement project, which is the largest public works project in the history of the State of Georgia. The program was originally budgeted to cost $5.4 billion and to take 10 years to complete, but due to cost and time overruns, the project is now expected to be complete in 2015 at an estimated cost in excess of $6 billion. The centerpiece of this expansion is the building of a fifth runway, which opened on May 16, 2006 and has helped to reduce air traffic congestion by increasing the Airport’s landings and take-offs capacity by 40%. Another major piece of the expansion is the construction of a new international terminal which broke ground in the summer of 2008 and is set for completion in April 2012. The 1.2 million-square-foot international terminal will have 12 new international gates (plus 16 domestic gates) and a 1,100-space parking facility.

The success of the Airport has also had a tremendous impact on the local economy. A recent study commissioned by the City of Atlanta’s Department of Aviation calculated total direct business revenue, including sales to airlines and service providers dependent on the Airport, to be $32.6 billion in 2009, up from $23.5 billion in 2005. In addition, Airport-related jobs in the metro region increased by 11 percent, from 393,100 in 2005 to 434,400 in 2009. The Airport jobs paid more than $4.3 billion in wages in 2009 and generated more than $3 billion in tax revenues for the government.

Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the Airport, these ports experienced a dip in traffic for 2009, but have recently begun to see a significant uptick in activity. Out of 361 ports in the U.S., Savannah is now the fourth largest container port in the country. It is also the fastest growing container port in the U.S., while the Port of Brunswick is the 6th-largest automobile processing port in the nation. In 2008, the Port of Savannah’s total exports exceeded one million TEUs for the first time in Georgia Ports Authority’s history. However, due to the economic slowdown, Savannah’s total trade declined almost 10% in 2009 over 2008. However, similar to the airport cargo traffic, Savannah has posted upswings in year-over-year TEU throughput for six consecutive months as the May TEU total was 24.7 percent higher than the previous year.

Also like the Airport, Georgia’s water ports are currently involved in significant capital improvement projects. The Brunswick Deepening Project was completed in 2007 (deepening the mean water depth to 36 feet), as was the preliminary work for the Savannah Harbor Expansion Project. The latter project is expected to be complete by 2012 (2 years prior to the Panama Canal expansion) and will deepen Savannah Harbor from 42 feet to 48 feet. The expansion of the Panama Canal and the Savannah Harbor will allow much larger container ships, twice the capacity of current vessels, to access the Savannah port.

These factors have all contributed to Georgia’s significant link to the global economy, which is recognized by the over 60 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 4000 internationally-owned facilities representing over 60 countries are located in Georgia. In 2009, $23.8 billion in exports and $53 billion in imports passed through the ports, making Georgia the 12th-largest export state and 9th-largest import state in the U.S.

Over the last several years, Georgia has been successful in attracting international business. In February 2010, Kia Motor Co. (“Kia”), a South Korean automaker, celebrated the grand opening of Kia’s first North American manufacturing facility, located in West Point, Troup County, Georgia, which is located off Interstate

85 near the Georgia-Alabama border. The $1.2 billion facility will produce 300,000 cars a year. Also, seven supplier companies have located near the facility and are expected to employ approximately 3,600 workers. The Kia plant’s economic impact to Georgia is expected to be approximately $4 billion per year. One study predicts the economic benefits brought about by the Kia plant will create 20,000 new jobs by 2012.

In May 2010, Sony Ericsson Mobile Communications announced that it will locate the company’s new Americas headquarters in Atlanta, creating about 180 jobs. A few days before Sony Ericsson’s announcement, MAGE SOLAR GMBH, a Ravensburg, Germany-based manufacturer of solar energy products, also announced that it will locate its North American headquarters in Dublin, Georgia. MAGE SOLAR markets high-grade photovoltaic modules, high-performance branded inverters, and mounting systems used in the solar energy industry. This project is estimated to bring $30 million in investment and is estimated to create 350 jobs over five years.

To help foster this international business growth, the Georgia Department of Economic Development has instituted the “Global Georgia” program to promote Georgia within the international community and prioritize international business development. The Georgia Department of Economic Development currently has 10 offices located in Brazil, Canada, Chile, China, Europe (Munich, Germany), Japan, Korea, Mexico, Israel and UK & Ireland.

This pro business climate continues to be widely recognized. Recently, Georgia has been ranked among the top 10 states in which to do business by CNBC (#10), Forbes magazine (#6), and Pollina Corporate Real Estate (#8). In 2010, Chief Executive magazine selected Georgia as 7th best state for job growth and business. This is one of many reasons why Georgia is the home to 14 Fortune 500 companies (with the City of Atlanta having the fourth largest concentration of Fortune 500 companies in the United States), including AFLAC, The Coca-Cola Company, The Home Depot, UPS, Delta Air Lines, Newell Rubbermaid, and NCR. Overall, over 75% of the Fortune 1000 companies have a presence in the Atlanta metropolitan area.

As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the “Authority”). Established in 2000 and funded with a portion of the State’s recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia’s economically distressed areas. It is anticipated that the Authority will invest over $1.6 billion over the term of the tobacco settlement. Unfortunately, due to the economic downturn, the fund for OneGeorgia Authority’s rural economic development program was cut from the fiscal year (“FY”) 2010 budget. However, under the FY 2011 budget, Georgia expects to provide $47,123,333 to fund the rural economic development program.

The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. In 2007, Georgia had the 3rd lowest state per-capita debt and 4th lowest instate debt as a percent of personal income. As a result, Georgia is one of seven states to maintain a triple “A” bond rating by all three major rating agencies (see below).

General obligation bonds are typically issued by the State pursuant to Article VII, Section IV of the Constitution of the State of Georgia (the “Georgia Constitution”), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

“The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . .”.

The Georgia Constitution further obligates the Georgia General Assembly to “raise by taxation and appropriate each fiscal year . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt.” The Georgia Constitution also establishes a special trust fund (the “State of Georgia General Obligation Debt Sinking Fund”), which is used for the payment of debt service requirements on all general obligation debt.

The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

As mentioned above, the State may incur “public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.” (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

As of June 30, 2009, the State had total outstanding bonded debt of $10,771,468,000. While this represented a substantial increase over the prior year ($9,545,352,000), the State remained well below the 10% threshold at 5.4%. As a result, as of June 30, 2010, the State maintained credits ratings of Aaa, AAA, and AAA from Moody’s Investor Services, Fitch, Inc., and Standard and Poor’s, respectively, making it only one of seven states to maintain such status.

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly.

To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections, and its existence was instrumental in helping the State weather the nationwide economic downturn during FY 2002-FY 2004. During those 3 years, the State was able to cover revenue shortfalls by drawing monies from this reserve (approximately $680 million over the 3 year period) rather than raising taxes or cutting vital services. With the end of the economic downturn in FY 2005, the State then began to replenish the reserve, so that at the end of FY 2007, the reserve reached its peak with a balance of $1.7 billion (exceeding the pre-FY 2002 balance). Unfortunately, due to the economic downturn, this upward trend was reversed in FY 2008 and by the end of FY 2009 the Revenue Shortfall Reserve balance was reduced to $271 million.

This reserve increase was previously funded by the State experiencing substantial increases in revenue collections. For FY 2007, Georgia experienced a 7.5% increase over prior year collections ($17,600,126,000 versus $16,366,132,000). However, starting in the latter half of FY 2008, net revenue collections have declined.

In FY 2009, total revenue collections were down by $1,830,818,000 (down 10.5%) from FY 2008 levels. The effect in the various subareas showed an overall decrease, as Individual Income Taxes (down 12.2%), Motor Fuel Taxes (down 14.8%), Corporate Income Taxes (down 26.3%) and Sales and Use Taxes (down 7.6%) were down from FY 2008 levels. The only areas in which the State experienced an increase in revenue collection were Property Taxes (up 1.9%) and Alcohol Beverages Tax (up 1.2%).

Unfortunately, this downward trend continued in FY 2010. Net revenue collections were down from FY 2009 in all areas, including Individual Income Taxes (down 10%), Motor Fuel Taxes (down 3.8%), Corporate Income Taxes (down 1.4%) and Sales and Use Taxes (down 10.6%). Overall, for FY 2010, net revenue collections totaled around $14 billion, down 9.1% from FY 2009.

On June 8, 2010, Governor Sonny Perdue signed the state’s $17.9 billion FY 2011 budget, $700 million less than the original FY 2010 budget. This budget was also $300 million less than the budget originally recommended to the legislature and $3.5 billion less than the original FY 2008 budget recommendation.

One continued positive source of revenue for the State has been the Georgia Lottery Corporation. Established in 1992, the State uses profits from the lottery to fund numerous education-based initiatives, including a voluntary, state-wide pre-Kindergarten education program and the HOPE Scholarship Program (for post-secondary education). In FY 2010, Georgia Lottery transferred $883,878,000 to the State Treasury’s Lottery for Education Account, over $11.7 million more than in FY 2009. The Georgia Lottery Corp. ended FY 2010 as the only traditional U.S. lottery to experience 12 consecutive years of growth in profits.

One significant byproduct of the HOPE Scholarship Program has been the substantial increase in the percentage of college educated adults. In 1999, only 21% of Georgia’s population had a college degree, far below the national average. In 2008, 27% of the population had a college degree, on par with the national average. Furthermore, in 2010, CNBC ranked the Georgia’s workforce number 3 in the nation.

Another positive source of income to the State has been the American Recovery and Reinvestment Act of 2009 (“ARRA”). During FY 2009, the State recognized $725 million in ARRA funds which were used for miscellaneous purposes.

Personal income is a second key indicator of economic conditions in Georgia. Total personal income, relative to that of the U.S., has been growing despite the economic downturn. For FY 2008, Georgia’s personal income grew by 4.9%, compared to 5.3% for the nation as a whole. However, in 2009 state personal income declined by an average of 1.7%, matching the national average.

Georgia has also undergone significant political change during the 21st century. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and a second Republican Senator was elected (making it the first time since Reconstruction that Georgia had 2 Republican Senators). There is uncertainty surrounding the upcoming 2010 elections as, in addition to voting on the Legislature, Georgians will elect a new Governor (the current Governor is prohibited from running due to a 2-term limit).

Significant Contingent Liabilities

In response to a written request from the State Auditor, the Law Department for the State identified the following material litigation, claims and assessments as of June 30, 2009:

Plymel, et al. v. Teachers Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312; Georgia Supreme Court decision reported at 282 Ga. 409 (2006). The Plaintiffs in this case filed a class action in

April, 2004, seeking additional retirement benefits retroactive to the time of their individual retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers Retirement System of Georgia (“TRS”). Plaintiff/Retirees alleged that TRS’ failure to use updated mortality tables resulted in miscalculations of monthly benefits and therefore additional monies are due to Plaintiffs for underpayment of benefits. The Plaintiff class numbers approximately 15,000. TRS was unsuccessful defending the case on the merits. The court in Plymel utilized a statute of limitations of six years, a pre-judgment rate of interest of 7% and a post-judgment interest rate equal to prime plus 3%. The Plaintiffs’ attorneys were awarded a fee equal to 25% of the total liability due to the class under the judgment. The total liability for TRS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $414,259,402 and, following a final payment in September, 2009, is paid in full. All payments made by TRS pursuant to this class action were paid from the assets of TRS.

William A. Willis, et at. v. Employees’ Retirement System of Georgia, et al., Fulton Superior Court Civil Action No. 2007-CV-128923, filed January 31, 2007, set forth against Employees’ Retirement System of Georgia (“ERS”) exactly the same issues as were presented in Plymel v. TRS. The parties having agreed that the Plymel rulings will apply in Willis as well, ERS conceded liability on the breach of contract claim in Willis. ERS has agreed, and the Court has accepted, that the parties will use the statute of limitations and interest rate figures used in the Plymel case. The total liability for ERS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $145,972,960. To date, ERS has made payments of approximately $31,309,000 in FY 2009, and approximately $43,500,000 on September 1, 2009, with approximately $71,164,000 liability outstanding and payable over time. All payments made by ERS pursuant to this class action are paid from the assets of ERS. The only remaining issue outstanding in Willis concerns application of an administrative rule that limits retirement benefits to 90% of the highest salary earned by the member while actively employed. This issue was scheduled to be heard before the court in September, 2009, but the hearing was postponed pending settlement discussions. A status conference was scheduled for January 21, 2010. The outcome of this issue is not anticipated to have an appreciable effect on the total liability amount.

Smitha Anderson v. PSERS, et al., Fulton Superior Court Civil Action No. 2008-CV-154757. This is another class action presenting the same issues as Willis and Plymel, set forth against the Public School Employees Retirement System (“PSERS”). The parties agreed to apply the same statute of imitations and interest rates determined in Willis and Plymel. The total liability for PSERS in this case for adjusted benefit payments and attorneys’ fees was finalized at $2,168,024. To date, PSERS has made payments of approximately $1,086,000, with approximately $1,082,000 liability outstanding and payable over time. All payments made by PSERS pursuant to this class action are paid from the assets of PSERS.

Georgia Power Company v. Graham, Fulton County Superior Court Civil Action File No. 2007-CV 137383 filed on or about July 24, 2007. This case arose from Georgia Power’s claim for the Port Tax Credit (the “Credit”) provided by O.C.G.A. § 48-7-40.15. Georgia Power asserts that its increase in imports through Georgia ports during the tax years 2002 through 2004 inclusive qualifies Georgia Power to receive a Credit based income tax refund. The total Credit claimed is in excess of $50 million, although the amount of refund for each taxable year is capped, with the excess Credit carrying forward to subsequent tax years. The Commissioner has answered the Complaint asserting that Georgia Power Company does not satisfy the statutory requirements to qualify for the Credit. Discovery in this case is complete and the parties have filed cross-motions for summary judgment. It is anticipated that oral argument on the cross-motions for summary judgment will be heard in January 2010.

Western Surety Company and Continental Casualty Company v. the State of Georgia, Department of Transportation, Heard County Superior Court Civil Action No. 08-v-l06. The plaintiff, Western Surety Company and Continental Casualty Company (“Western Surety”) was the surety company for Bruce Albea Company (“BAC”) on a Georgia Department of Transportation (“GDOT”) project. On June 29, 2007 BAC delivered a notice to GDOT advising that it was voluntarily abandoning the project. GDOT directed Western Surety to take over the work in accordance with the construction contract and Western Surety subsequently hired a completion contractor. Western Surety filed this action against GDOT on March 18, 2008, alleging three breach of contract causes of action, two related to price escalations of asphalt both prior to and subsequent to the original completion date, and the third alleging the failure to pay an outstanding contract balance in excess of $500,000 for work performed by the completion contractor. Western Surety also alleges a claim under the Prompt Payment Act. The case is currently in discovery. Plaintiffs have not stated a final claim amount but preliminary indications of potential damages sought are approximately $9,000,000.

Salary-Related Litigation: A state employee and certain teachers have brought separate law suits challenging steps the State has taken to manage expenditures relative to reduced revenues. In Stalling, et at. v. State of Georgia, et al., several school teachers contend that: (i) a statutory amendment making the payment of monetary incentives to teachers for achieving national certification “subject to appropriations” of funding for such incentive payments and (ii) any subsequent reductions in the appropriations are unconstitutional. In Estill, et al. v. State of Georgia, et al., a state employee seeks class certification and contends that state employees were entitled under state law to a general salary increase of 2 1/2% for the latter half of FY 2009 on the basis of initial appropriations (later reduced). Both cases are pending in the Superior Court of Fulton County and are in the initial stages of litigation. The State’s position is that the statute challenged in the Stalling case is constitutional; that the actions of the defendants in both cases were within their lawful authority, and that the plaintiffs in both cases are not entitled to any relief.

Citibank USA, N.A., et al. v. Bart L. Graham, Fulton County Superior Court, Case No.2007-CV-140161. This action was filed on September 20, 2007 and seeks a sales tax refund of $10,147,730 from the Department of Revenue. It involves a legal issue decided in the Department’s favor in Citibank USA, N.A., et al. v. Graham, Fulton County Superior Court, Case No. 2005-CV-109444, which was filed December 2, 2005 to obtain a $2,281,990 refund. Citibank’s application for discretionary appeal in the first lawsuit was denied by the Georgia Court of Appeals. The issues in second case are fully briefed, and we are awaiting a decision on the Department’s motion to dismiss.

Kenny A., et at. v. Sonny Perdue, Department of Human Resources, et al., United States Court of Appeals for the Eleventh Circuit, Nos. 06-15514, 06-15874. This was a class action lawsuit filed on behalf of 2,200 children in state custody asserting systemic deficiencies in foster care in Fulton and DeKalb counties. A Consent Decree was entered wherein the Department of Human Resources (“DHR”) agreed to make a number of specific system-wide management and infrastructure reforms. The District Court appointed two independent accountability agents to monitor DHR’s progress and awarded attorneys’ fees to the plaintiffs in the amount of $10.5 million. DHR appealed the award of attorneys’ fees to the Eleventh Circuit Court of Appeals. In July, 2008, the Court of Appeals affirmed the entire award. However, the majority opinion noted that the panel grudgingly affirmed the $4.5 million multiplier applied by the district court because they were bound by Eleventh Circuit precedent which may conflict with that of the United States Supreme Court. In light of the tone of the majority and concurring opinions, DHR filed a petition for rehearing en banc in the Eleventh Circuit which was denied on November 5, 2008. On April 6, 2009, the U.S. Supreme Court granted the State’s petition for certiorari on the award of attorney’s fees in this case, and oral argument was conducted before the Supreme Court on October 14, 2009. A decision in this case is not expected until mid-2010.

Buford Dam/Lake Lanier Water Litigation: The State is involved in multi-district litigation in the United States District Court for the Middle District of Florida which includes several cases involving the operation of Buford Dam and Lake Lanier. In 1946, the U.S. Congress authorized and funded the construction of the Buford Dam, and granted the U.S. Army Corps of Engineers (the “Corps”) authority to operate Buford Dam and the resulting reservoir, Lake Lanier. Water supply was declared to be an incidental purpose of the project. Construction on the dam commenced in 1950 and lasted approximately six years. In 1958, the U.S. Congress enacted the Water Supply Act of 1958, which allowed the Corps to use its reservoir projects for municipal water supply subject to certain restrictions. During the 1970’s the Corps began to enter into water supply contracts with certain Georgia municipalities allocating water from Lake Lanier storage for local water supply. The Corps took the position that this was an appropriate use. However, when Atlanta and other surrounding communities sought additional water in the late 1980’s, the Corps prepared a draft post authorization change report as part of the process of granting the request. Subsequently, Alabama initiated litigation against the Corps in the United States District Court for the Northern District of Alabama, in which Florida and Georgia intervened.

Following almost twenty years of litigation and negotiations involving the use of water among various private entities and governmental entities in Georgia, Alabama, and Florida, multiple cases involving the use of the waters of the Apalachicola-Chattahoochee-Flint River Basin were referred to the United States District Court for the Middle District of Florida (the “District Court”), sitting as a multi-district litigation court, for resolution. The main components of such litigation are: (1) a case involving the rights of Georgia municipalities to use water from Lake Lanier (the “Georgia I” case); (2) a case involving the right of the Southeastern Federal Power Customers Association to be compensated for loss of hydroelectric power production due to the increasing use of water from Lake Lanier by Georgia municipalities; and (3) a case dealing with the quantity of water that the Corps should release from Lake Lanier to support the habitat of certain endangered species in the Apalachicola River in Florida in purported violation of the Endangered Species Act (the “ESA Litigation”). The ESA Litigation is in the early stages.

On July 17, 2009, the District Court issued an order making the following findings in the Georgia I case (the “Georgia I Order”): (1) water supply is not an authorized purpose of Lake Lanier, i.e., the lake was not built to provide for water supplies to municipalities in Georgia; (2) the quantity of water usage that would be authorized under a 1989 draft post authorization change in use report prepared by the Corps would require approval by the U.S. Congress; (3) the present level of water usage from Lake Lanier by Georgia municipalities violates the Federal Water Supply Act of 1958 and therefore is not authorized; and (4) the request by Georgia to the Corps, made in 2000, for additional water from Lake Lanier, would also violate the Federal Water Supply Act of 1958, and would be unauthorized. The Georgia I Order allows Georgia municipalities to continue using water from Lake Lanier for three years at current water usage levels in order to achieve a Congressional or other settlement, after which water usage from Lake Lanier (in the form of withdrawals from the lake and releases for downstream withdrawal) must revert to the “baseline” operation of the mid-1970’s, with an exception for withdrawal of 10 million gallons of water per day for the cities of Buford and Gainesville, Georgia. The State has filed a notice of appeal and has also requested that the District Court enter final judgment in Georgia I on the theory that all issues in such case are resolved. The District Court has declined the State’s request for the entry of final judgment. Alabama and Florida, as opposing parties, contend that the Georgia I Order is not appealable and have asked the Eleventh Circuit Court of Appeals to dismiss Georgia’s appeal.

Maryland

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Maryland Intermediate Municipal Bond Fund’s policy of concentrating its investments in Maryland issuers. This information supplements the information in the prospectus. This information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of the State of Maryland (“Maryland” or the “State”) and other sources that are generally available to investors as of July 15, 2010. While generally believed to be accurate, we have not independently verified the information in this summary and will not be updating it during the year. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

Unless stated otherwise, the ratings indicated are for obligations of the State and are current as of July 15, 2010; there can be no assurance that these ratings will not change. Bonds issued by Maryland’s political subdivisions and other issuers of tax-exempt bonds may have different ratings which are unrelated to the ratings assigned to State bonds. Similarly, conduit bonds issued for private borrowers have ratings which are unrelated to the ratings assigned to State bonds.

Maryland and its economy. According to the 2000 Census, Maryland’s population on April 1 of that year was 5,296,486, an increase of 10.8% from the 1990 Census. Maryland’s population is concentrated in urban areas. Approximately 87.0% of Maryland’s population lives in the densely populated Baltimore-Washington region. Per capita income in 2009 was $48,285 in Maryland, compared to the national average of $39,138 in that year. Per capita income in Maryland increased at an annual rate of 0.3% in 2009, higher than the national decline of 2.6%.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than it is nationwide. As one of the wealthier states, in Maryland a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments. Maryland’s economy is also particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2009 was 10.5% for Maryland residents, compared to 4.1% nationwide. Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force in Maryland has grown more slowly than the rest of the country in seven of the last ten years. In 2009, the unemployment rate in Maryland was 7.0%, as compared to a national unemployment rate of 9.3%. In May 2010 these rates had increased to 7.2% in Maryland and 9.7% in the United States as a result of the ongoing economic downturn.

State fiscal information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2009 ended with a $87.2 million general fund balance on a budgetary basis, reflecting a $349.9 million decrease compared to the balance projected at the time the fiscal year 2010 budget was enacted. In addition, there was a balance of $691.8 million in the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can move funds in the Revenue Stabilization Account to cover other areas of its budget, and has done so recently. As described below, over the last few years the State has used reserve funds to pay for operating shortfalls. General fund revenues on a budgetary basis realized in the State’s fiscal year 2009 were below estimates by $356.4 million, or 2.7%. On a GAAP basis, the fiscal year 2009 reserved general fund balance was $1,363.0 million, while the unreserved, designated and undesignated, fund balances were $146.9 million and $0.0 million, respectively; these balances compare to the reserved general fund balance of $1,388.2 million, and unreserved, designated and undesignated, fund balances of $538.0 million and $959.4 million, respectively, at the end of fiscal year 2008.

2010 budget. On April 13, 2009, the General Assembly approved the budget for fiscal year 2010. The fiscal year 2010 budget included, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,736.3 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; and (3) deficiency appropriations of $273.0 million for fiscal year 2009, including a reduction of $364.9 million in the Department of Health and Mental Hygiene primarily in Medicaid due to the availability of federal stimulus funds as further described below.

As part of the fiscal year 2010 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the “2009 Act”), which provided for transfers to the General Fund in fiscal year 2010 of $216.3 million, including $31.0 million of transfer tax revenues and $161.9 million from the local share of highway user revenues. The 2009 Act and other legislative actions cumulatively decreased fiscal year 2010 revenues by $24.8 million.

Reductions to required fiscal year 2010 general fund appropriations included $34.0 million in aid to community colleges; $24.0 million due to modifications in the local jail reimbursement program; $16.1 million representing a decrease in the State share (from 80% to 70%) of the cost of placing students with special needs in non-public establishments; and $11.8 million reflecting the elimination of a State match of employee contributions to the deferred compensation plan. The fiscal year 2010 budget did not include funds for any employee cost of living adjustment or merit increases. State aid to primary and secondary schools included $10.8 million in Education Trust Fund revenues generated through anticipated licensing fees for Video Lottery

Terminals and $297.3 million in State Fiscal Stabilization Funds authorized by the American Recovery and Reimbursement Act of 2009 (“ARRA”). The fiscal year 2010 budget also included $660.0 million in additional federal funds for the Medicaid program resulting from increased federal funding authorized by ARRA.

The fiscal year 2010 budget included $139.9 million for the Revenue Stabilization Account of the State Reserve Fund. The required certain payment of $63.0 million from the Dedicated Purpose Account to the Maryland Transportation Authority for certain transportation projects was reduced and funded with general obligation bonds instead. Transfers from the State Reserve Fund to the general fund totaled $210.0 million in fiscal year 2010.

Subsequent Events — fiscal year 2010. In order to close emerging gaps between anticipated revenues and budgeted expenditures, the Governor proposed, and the Board of Public Works approved, general fund budget reductions of $205.3 million on July 22, 2009, $223.3 million on August 26, 2009 and $102.8 million on November 18, 2009.

As part of the fiscal year 2011 budget plan discussed below, the General Assembly enacted the Budget Reconciliation and Financing Act of 2010 (the “2010 Act”), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2010 Act authorized transfers to the general fund in fiscal year 2010 of $317.4 million from various special fund balances, including $136.2 million from a highway user revenue account and $133.3 million from the University System of Maryland. An additional $330.1 million in unexpended capital program balances were authorized for transfer to the general fund, including $103.1 million from the local jurisdictions’ share of certain park improvement funds. The 2010 Act and other legislative actions cumulatively increase fiscal year 2010 general fund revenues by $58.8 million. As of July 15, 2010, the State estimated that the general fund balance on a budgetary basis at June 30, 2010 would be $153.8 million. In addition, the State estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund would be $612.1 million at June 30, 2010, equal to 4.8% of estimated general fund revenues.

2011 Budget. On April 12, 2010, the General Assembly enacted the budget for fiscal year 2011. The fiscal year 2011 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,741.6 million in aid to local governments from general funds; (3) $15.0 million to the State Reserve Fund; and (4) deficiency appropriations of $195.8 million for fiscal year 2010, including $108.9 million for Medicaid and $39.3 million for public education. The fiscal year 2011 budget does not include funds for any employee cost of living adjustment, merit increases, nor a match for contributions to deferred compensation.

As part of the fiscal year 2011 budget plan, the General Assembly enacted the 2010 Act, which increases fiscal year 2011 general fund revenues by $35.5 million, including $22.1 million by diverting to the general fund a portion of sales taxes and motor fuel taxes from the Chesapeake Bay 2010 Fund, $11.0 million resulting from changes in the allocation of interest earnings that otherwise would be retained in special funds accounts, and $2.4 million in admissions and amusement tax attributable to the cultural arts. The fiscal year 2011 budget also includes net general fund revenue increases of $9.2 million from various sources. The 2010 Act authorizes transfers to the general fund in fiscal year 2011 of $22.3 million, including $11.7 million from the University System of Maryland and $6.0 million in furlough-related savings from various special funds. The 2010 Act also authorizes transfers to the general fund totaling $111.7 million from capital-related special fund balances, including $45.0 million from the Bay Restoration Fund and $54.0 million in transfer tax revenues.

State aid to primary and secondary schools includes $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from Video Lottery Terminals and $54.0 million in gaming licensing fees. The 2011 budget also includes $389.0 million in additional federal funds for the Medicaid program. The State has indicated that it anticipates federal legislation extending the enhanced federal Medicaid match provisions originally authorized by ARRA; at this time, this legislation has not been enacted.

The fiscal year 2011 budget includes $15.0 million for the State Reserve Fund in the Dedicated Purpose Account for distribution to the Department of Health and Mental Hygiene for the Prince George’s County Health Care System. The fiscal year 2011 budget also eliminates operating funds for certain road improvements, which will be funded in fiscal year 2011 by general obligation bonds instead. No transfers from the State Reserve Fund to the general fund are planned in fiscal year 2011.

As of July 15, 2010, the State projected the general fund balance on a budgetary basis at June 30, 2011 to be $203.9 million. In addition, the State projected the balance in the Revenue Stabilization Account of the State Reserve Fund to be $630.7 million at June 30, 2011, equal to 4.8% of estimated general fund revenues.

Federal stimulus funding. ARRA provides support for the states, including the State, by funding infrastructure, education programs, human services programs, and providing discretionary funds. ARRA provides over $4.5 billion in formula funding to Maryland governments. ARRA grants to Maryland provide $421.7 million for educational programs, $765.2 million for infrastructure programs, and $477.7 million for other programs. ARRA also includes $101.8 million in grants to local governments and aid organizations that are not appropriated in the State budget. These funds will be distributed directly to the local governments and aid organizations.

ARRA also provides federal grants for which State and local governments must compete, including grants to support law enforcement, habitat conservation, and the arts. It is uncertain how much of these funds the State or Maryland local governments will receive and, accordingly, they are not included in ARRA estimates for Maryland.

ARRA’s most significant impact for Maryland is the $2.9 billion that can support State general fund commitments. These funds support Medicaid, education, and discretionary State spending; the funds are used in the place of general funds to sustain State funding from fiscal years 2009 to 2011. When the funds are no longer available, the State and other Maryland local government will need to replace the funds or reduce spending. ARRA also permits 18.2% of the Fiscal Stabilization funds to support general government services; these funds, which total $160.1 million, have been applied $1.5 million in fiscal year 2009, $79.6 million to 2010 and the remaining $79.0 million is included in the fiscal year 2011 budget.

Other fiscal challenges facing Maryland. The State also has a substantial unfunded actuarial liability, estimated to be approximately $18.4 billion as of June 30, 2009, or 172.2% of payroll, on the pension plans guaranteed by the State. Other retirement programs administered by the State also are experiencing material shortfalls, as are the retirement programs of the City of Baltimore. In addition, after several years of analysis of the State’s other post-employment benefit (“OPEB”) liabilities, the State has determined that the State’s unfunded actuarial accrued liability for OPEB liabilities was $15.5 billion as of June 30, 2009; the amount held in trust to pay OPEB liabilities was $174.3 million as of that date. A commission formed in 2006 to develop a plan with respect to the State’s OPEB liabilities reported in an Interim Report released in December 2008 that, in its view, Maryland cannot sustain the current level of retiree health benefits. The commission is continuing to explore options for redesigning retired health benefits and/or the way the State pays for them to arrive at a solution that is both fiscally sound and fair to current and retired State employees.

State-level municipal obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. In its fiscal year 2009 capital program, 49% of the new general obligations bond authorizations represent financing of State-owned capital facilities and State programs, 50% represent financing of capital improvements owned by local governmental units, and 1%

represent financing of capital improvements owned by non-profit or other private entities. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. The State has projected to have approximately $9,695.1 billion of State tax-supported debt outstanding as of July 31, 2010.

The State’s public indebtedness can be generally divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects, including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 15, 2010, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financed facilities, including an expansion to BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2009 General Assembly established a maximum outstanding principal amount of $661.8 million as of June 30, 2010, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. As of March 31, 2010, the outstanding principal amount of such nontraditional debt was $671.4 million and is projected to be $661.8 million at June 30, 2010.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues. At March 31, 2010, the principal amount of outstanding Maryland Stadium Authority bonds and capital leases was $249.7 million.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; declines in air traffic at BWI airport could impede repayment of such bonds.

•	During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund

receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $53.3 million in revenue (cash basis) during fiscal year 2009. Future sewer fee revenues are projected at approximately $55.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first $50 million of Bay Restoration Revenue Bonds were issued on June 25, 2008. Between 2010 and 2012, the Maryland Water Quality Financing Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds. A fiscal year 2010 transfer of $155.0 million and a fiscal year 2011 transfer of $45.0 million from the Bay Restoration Fund to the general fund will not affect the security or issuance of these bonds.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments. As of June 30, 2010 the total of such financings outstanding was $210.6 million.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

Other issuers of municipal bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through bond insurance or other credit enhancement. Over the last several years, however, repeated downgrades of the ratings of bond insurers have resulted in substantially lower ratings on these bonds. Additionally, most issuers within Maryland have received lower ratings than the State.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue bonds. Many of the municipal corporations in Maryland have also issued bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers and the revenues pledged to the repayment of the bonds.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants. However, cuts in State aid to local governments, lower tax and other receipts and the overall economic situation have required some Maryland counties and municipalities to find creative sources of revenue and to cut services and expenditures. The ongoing budget shortfalls at the State level, as well as other future events, might require further reductions in, or the discontinuation of, some or all State aid payments to local governments. Cutbacks in State aid and reductions in other local revenues are adversely affecting local economies.

Risks and uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes or other revenues supporting the debt. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State, such as those listed above. Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their obligations. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment. Finally, the economic environment has had and continues to have a substantial impact on the bond markets. The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects. Since the credit crisis began, interest rates on some financings have increased and other financing sources have dried up. As a result, some local governments and other borrowers have experienced increased borrowing costs or cash flow difficulties.

As described above, State and local revenues have been reduced due, at least in part, to the current economic environment. Substantial losses in the job market, considerable declines in individual and business income taxes and transfer and other ad valorem property taxes, coupled with reduced consumer and business expenditures have already impacted State and local revenues and are likely to continue to do so for some time. The cumulative effect of the ongoing market uncertainty and the economy makes the economic outlook of the State, its political subdivisions and other borrowers challenging and at the same time, difficult to predict. While Maryland’s economy is unusually dependent on the federal government because a large percentage of Maryland residents are employed either by the federal government or in companies working with the federal government, other sectors of Maryland’s economy are experiencing the same difficulties as in the rest of the nation. Additionally, funds received by the State and any localities under ARRA are only temporarily available to support general fund commitments. Maryland and its local governments will need to decrease spending, cut employment, raise taxes and take other measures to balance their budgets for several years.

The impact of State budget cuts places an additional burden on local governments. The City of Baltimore and other political subdivisions and municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues. Many of these local governments depend on State aid, and cutbacks in such aid as a result of the State’s own financial issues is adversely affecting local budgets.

Finally, the ongoing economic environment and credit crisis could affect the cash flow and ability of many conduit borrowers on bonds to service the debt service payments on their bonds; many of these entities may be unable to raise revenues due to weak consumer demand or other factors or may be experiencing higher costs (e.g., increased charity care), so the combination of higher interest rates, lack of access to capital and lower revenues or higher expenses could result in defaults on these conduit obligations. Similarly, reductions in State aid (e.g. to private educational and social or health institutions) may affect the budget of private borrowers.

North Carolina

State Economy

According to 2008 U.S. Census Bureau estimates, the State of North Carolina (“North Carolina” or the “State”) is the tenth most populous state, with a population greater than 9.2 million people. Its economy is a combination of manufacturing, agriculture, services and tourism. There is also a significant military presence in North Carolina, contributing almost 7% of the gross state product, according to a 2008 study by the North Carolina Department of Commerce.

The State is transitioning from an economy based mainly in agriculture and manufacturing (e.g. furniture and textiles) to a services and goods based economy. Greater than 50% of North Carolina’s labor force is employed in one of four industry sectors: health care and societal assistance, retail trade, manufacturing and educational services. However, the manufacturing slowdown continues to be felt in North Carolina. Manufacturing employment, which currently constitutes approximately 11.5% of total employment, has decreased significantly from 2003, when it constituted approximately 16% of total employment. While North Carolina remains the national leader in textile employment, job losses in the industry, which have been mounting for decades, are expected to continue. Nationwide, employment in the textile industry is expected to decline by 35% through the year 2016.

The national and global economic downturn has had a negative impact on North Carolina’s economy. North Carolina’s labor market has contracted significantly since January 2008, with the unemployment rate rising from 5.0% in January 2008 to 10.8% in April 2010. During the same period, total employment (as reported by the Employment Security Commission of North Carolina) decreased by over 251,000 jobs or 5.8%. The unemployment rate in April 2010 was the nation’s fourteenth highest and is slightly below the State’s highest recorded unemployment rate since the State began keeping seasonally adjusted data in 1976 (11.2% in February 2010). The unemployment rate is predicted to peak in 2010, followed by a decrease to approximately 9.0% in 2011. The education and health services sector, which is projected to expand 2.5% over the next several years, will likely lead the growth in employment, while construction and manufacturing will likely suffer longer than other industry sectors.
State Budget

The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State’s budget is originally proposed by the Governor (the “Governor’s Recommended Budget”) in odd-numbered years. The Governor’s Recommended Budget is a biennial budget covering the two fiscal years starting July 1 of the year in which it is first proposed, and ending June 30 of the second year thereafter. The North Carolina General Assembly (the “General Assembly”), which has final authority to approve the State’s budget, considers the Governor’s Recommended Budget during its long session, held in odd-numbered years, making changes as it sees fit. The final budget must be ratified by both houses of the General Assembly and either signed into law by the Governor or, if the Governor vetoes the bill, overridden by a 3/5 vote of the General Assembly. During its short session, held in even-numbered years, the General Assembly has the power to adjust the certified budget for the second year of the biennium, based on revenues collected and economic and other considerations. The biennial budget for fiscal years 2009-2010 and 2010-2011 was ratified by the General Assembly on August 5, 2009 and signed into law by the Governor on August 7, 2009 (the “Certified Budget”).

The Certified Budget included revenue adjustments and significant revisions to the State’s tax structure, together expected to generate approximately $3 billion in additional revenue over the biennium. The majority of this additional revenue was expected to come from various changes to the State’s tax laws, including a temporary increase in the sales tax rate, temporary surtaxes on individual and corporate income, a slight broadening of the sales tax base, and an increased excise tax on tobacco and alcohol sales. The additional revenue available during the biennium, consisting in large part of these changes in tax laws, totaled $1.4 billion in fiscal year 2009-10 and $1.5 billion in fiscal year 2010-11.

On April 13, 2010, the Fiscal Research Division of the General Assembly released its memorandum on the revised consensus revenue forecast for the remainder of the biennium. The consensus forecast represents a revenue forecast agreed upon by the Fiscal Research Division and the North Carolina Office of State Budget and Management and provides one basis upon which the General Assembly makes adjustments to the Certified Budget during its short session. According to the consensus forecast, the revenues for 2009-2010 are expected to fall short of the Certified Budget’s forecast by $391 million. The shortfall for 2010-2011 is even more severe, with revenues forecast to be $788 million less than anticipated in the Certified Budget.

On June 30, 2010, the General Assembly ratified, and the Governor signed into law, a bill adjusting the second year of the Certified Budget, making changes to the fiscal year 2010-2011 appropriations and revenues. The fiscal year 2010-2011 adjustment combines reductions in spending across a number of State departments and agencies with adjustments to revenue, in order to close the projected revenue gap and balance the budget, as required by the North Carolina Constitution.

Financial Report

On June 15, 2010, the Office of the State Controller released its General Fund Monthly Financial Report for the period ended May 31, 2010. The General Fund had a negative balance in unreserved funds of $18.4 million, compared to a negative balance of $344.8 million as of May 31, 2009. For May 2010, North Carolina’s tax revenues, net of refunds, increased by $115.9 million, or 11.6%, compared to May 2009. For the year to date through May 31, 2010, net tax revenues reflected an increase of $644.7 million, or 4.2%. For the year to date through May 31, 2010, investment earnings declined from the same time period in 2009 by $75.6 million, or 67%, due to lower rates of return on investment and lower cash availability for investment.

Litigation

The State is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:

In Hoke County, et al, v. State of North Carolina and State Board of Education, students and the boards of education in five North Carolina counties sought a declaration that the public school system of North Carolina, by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various public education statutes, violates the North Carolina Constitution. After its motion to dismiss was denied, the State appealed, and the North Carolina Supreme Court held that North Carolina’s funding system for public education does not unlawfully discriminate against low wealth counties. However, the court held that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education and remanded the case for trial. On October 26, 2000, the trial court held that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “sound basic education” mandated by the North Carolina Supreme Court. On March 26, 2001, the trial court ordered all parties to determine why certain school systems were succeeding without additional funding. The court re-opened the trial, in the fall of 2001, to call additional witnesses, resulting in the trial court directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The North Carolina Supreme Court affirmed the trial court, with the exception of the requirement for pre-kindergarten educational programs. The State is currently taking steps to respond to the court’s directives. The amount of resources which may ultimately be required is not yet known but, according to the Office of the State Controller’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2009, could exceed $100 million.

In N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al., plaintiffs (including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties) requested a declaration that certain payments to state administrative agencies are civil penalties which, under the North Carolina Constitution, must be paid to the schools. On December 14, 2001, the trial court granted summary judgment in favor of the plaintiffs, holding that the funds are civil fines or penalties required by the North Carolina Constitution to be paid to the public schools in the county where the violation occurred. The case was appealed, and the decision of the North Carolina Court of Appeals was substantially favorable to the State. The North Carolina Supreme Court reversed, holding that a majority of the funds in dispute are civil penalties required to be paid for the benefit of public schools. On August 8, 2008 the trial court entered judgment in favor of the plaintiffs for approximately $750 million. However, the court acknowledged that the judicial branch cannot force the State to satisfy the judgment and that any decision to do so must be made by the General Assembly.

North Carolina and seven other southeastern states are members of the Southeast Interstate Low-level Radioactive Waste Management Compact (the “Compact”) to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. The responsibility for developing the first disposal site was assigned to North Carolina, which, according to certain members of the Compact and the commission which administers the Compact (the “Commission”), did not actively pursue the permitting and development of the proposed site. After North Carolina withdrew from the Compact in 1999, the other members of the Compact and the Commission demanded the repayment, with interest, of $80 million expended on the permitting, plus $10 million of future lost income, interest and attorneys’ fees. On August 5, 2002 the Commission and four member states filed a motion requesting the United States Supreme Court to hear the claim, which the Court accepted on June 16, 2003. North Carolina’s motion to dismiss was denied on November 17, 2003. The Court appointed a Special Master, which heard oral arguments on motions filed by both sides and issued his “Preliminary Report” and his “Second Report” on April 2, 2009. In his reports, the Special Master recommended, among other things, that the Court dismiss the claims seeking monetary sanctions and enter partial summary judgment finding that North Carolina did not breach the Compact by withdrawing. North Carolina and the plaintiffs filed a total of nine exceptions to the Special Master’s reports. The United States Supreme Court rejected all nine exceptions, adopting the recommendations of the Special Master, with the effect of terminating the plaintiffs’ statutory and contractual claims. However, in rejecting North Carolina’s exceptions to the Special Master’s report, the Court allowed further briefing and argument on the plaintiffs’ equitable claims (unjust enrichment, promissory estoppel, and money had and received).

In Goldston v. State of North Carolina, plaintiffs demanded the return to the Highway Trust Fund of funds transferred from the Highway Trust Fund to the General Fund to balance the state budget. The suit alleges that the transfer of funds constitutes a borrowing by the State and is unlawful and unconstitutional. The plaintiffs requested a declaration that taxes collected for the Highway Trust Fund cannot be used for other purposes. The trial court granted summary judgment for the State on all issues. On September 20, 2005, the North Carolina Court of Appeals upheld the trial court’s order. The North Carolina Supreme Court, in an opinion filed December 15, 2006, reversed the Court of Appeals, concluding that plaintiffs have standing to pursue their claims. The trial court, on March 7, 2008, again granted summary judgment in favor of the State, and again plaintiffs appealed. The North Carolina Court of Appeals, on September 15, 2009, held that, while the transfer by the General Assembly of $125 million from the Highway Trust Fund to the General Fund was permitted, the transfer of $80 million by the Governor exceeded his constitutional authority under the North Carolina Constitution. Both sides filed respective notices of appeal with the North Carolina Supreme Court. The plaintiffs’ notice of appeal was dismissed by the court on January 28, 2010. As of this writing, the court is yet to rule on the State’s notice of appeal.

On April 20, 2006, the State filed a motion for declaratory order against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company, in State of North Carolina v. Philip Morris, USA Inc., et al. The motion sought a declaration, among other things, that in 2003, North Carolina continuously had a “Qualifying Statute” in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the Tobacco Master Settlement Agreement (the “MSA”), the agreement by which the largest tobacco companies make payments to various states, including North Carolina, to compensate them for smoking-related illnesses amongst their citizens. If North Carolina were not to prevail in the diligent enforcement litigation, the State may be unable to recover a portion of that year’s MSA payment. On December 4, 2006, the trial court allowed the defendants’ motion to compel arbitration of these issues. The North Carolina Court of Appeals affirmed the trial court. On March 19, 2009, the State’s appeal to the North Carolina Supreme Court was denied. The State will therefore now be required to participate in a national arbitration process with the tobacco companies and 47 other MSA states and territories, the courts of which have considered similar litigation and concluded that the issues must be arbitrated.

The Investment Manager believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of the State Treasurer of North Carolina, financial reports from the Office of the State Controller of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Investment Manager has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina

The South Carolina (State) Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, must take action to avoid a fiscal year-end deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year.

The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

Fiscal Year Ended June 30, 2009

The original revenue estimate adopted by the Board of Economic Advisors for the State’s Budgetary General Fund for the fiscal year ended June 30, 2009 was $7,246.4 million, and the appropriation act estimate as enacted by the General Assembly was $6,735.7 million. On July 21, 2008, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $7,106.4 million, a decrease of $140.0 million, and a 1.9% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on August 12, 2008 reduced the State’s Capital Reserve Fund of $133.2 million as required by the State Constitution and the State’s fiscal year 2008-09 Appropriation Act. Reduction of the Capital Reserve Fund reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. Additionally, the State Budget and Control Board mandated an across the board reduction of General Fund appropriations of 3% for all agencies except where prohibited by proviso and approved a 3% reduction of the Local Government Fund. Additionally, certain agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of reduction of the Capital Reserve Fund. On October 8, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,692.4 million, a decrease of $414 million, and a 7.6% reduction to its original fiscal year 2008-09 estimate.

On October 20, 2008, the South Carolina General Assembly reconvened to amend the general appropriations act for fiscal year 2008-09, enact targeted reductions in General Fund appropriations, suspend actions of the State Budget and Control Board described above that mandated the across board reduction of General Fund appropriations and the reduction to the Local Government Fund, and validate and confirm use of the Capital Reserve Fund to offset the revenue shortfall for fiscal year 2008-09. These amendments to the 2008-09 appropriations act totaled expenditure reductions of $621.1 million, consisting of $487.9 million in targeted reductions and the $133.2 million reduction of the Capital Reserve Fund described above. On November 7, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,557.4 million, a decrease of $135.0 million, and a 9.5% reduction to its original fiscal year 2008-09 estimate. On December 10, 2008, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,327.7 million, a decrease of $229.7 million, and a 12.7% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on December 11, 2008 mandated an across the board reduction of General Fund appropriations of 7% for all agencies except where prohibited by proviso and approved a 7% reduction of the Local Government Fund. On March 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,263.3 million, a decrease of $64.4 million, and a 13.6% reduction to its original fiscal year 2008-09 estimate. In response, the State Budget and Control Board at its meeting on March 18, 2009 mandated an across the board reduction of General Fund appropriations of 2% for all agencies except where prohibited by proviso. On June 11, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $6,171.3 million, a decrease of $92.0 million, and a 14.8% reduction to its original fiscal year 2008-2009 estimate.

On August 14, 2009, the state’s Comptroller General reported that the state completed the 2008-09 fiscal year with a net budgetary general fund deficit of $339.5 million. Accordingly, $133.2 million of the 2008-09 Capital Reserve Fund and $108.1 million of the General Reserve Fund were applied to offset the budgetary deficit. Despite these offsets, the state completed the 2008-09 fiscal year with a $98.2 million net budgetary general fund deficit following application of reserves. In response, the State Budget and Control Board at its meeting on September 3, 2009, acting pursuant to the South Carolina Code of Laws, approved a borrowing in the amount of $98,216,617, the amount needed to balance the budgetary General Fund. The borrowing was effected from surplus funds that are held in the General Deposit Account within the custody of the State Treasurer, and must be repaid on or before June 30, 2011 from the fiscal year 2010-11 General Fund.

The General Reserve Fund balance at the beginning of fiscal year 2008-09 was $95.1 million and was increased during fiscal year 2008-09 by $13.0 million. Following a $108.1 million withdrawal at year-end 2009, net of an increase during fiscal year 2009-10 by $63.9 million, the reserve was funded at $63.9 million during fiscal year 2009-10. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State’s Budgetary General Fund revenues for the latest completed fiscal year. The State’s audited Comprehensive Annual Financial Report for fiscal year ended June 30, 2009 can be found at http://www.cg.state.sc.us.

Fiscal Year Ending June 30, 2010

The original revenue estimate adopted by the Board of Economic Advisors for the State’s budgetary General Fund for the fiscal year ending June 30, 2010 was $6,070.6 million, and the appropriation act estimate as enacted by the General Assembly was $5,714.0 million. On June 11, 2009, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $5,950.6 million, a decrease of $120.0 million, and a 2.0% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on June 29, 2009 reduced the State’s Capital Reserve Fund of $120.0 million (effective July 1, 2009 with subsequent ratification at its next meeting) as required by the State Constitution and the State’s fiscal year 2009-10 Appropriation Act. On July 16, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $5,742.3 million, a decrease of $208.3 million, and a 5.4% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on September 3, 2009 reduced the remaining balance in the Capital Reserve Fund of $7.8 million and mandated an across the board reduction of general fund appropriations of 4.04% for all agencies except where prohibited by proviso or statue. On November 10, 2009, the Board of Economic Advisors further revised its estimate of budgetary General Fund revenue to $5,620.0 million, a decrease of $122.3 million, and a 7.4% reduction to its original fiscal year 2009-10 estimate. In response, the State Budget and Control Board at its meeting on December 15, 2009 mandated an across the board reduction of General Fund appropriations of 5.0% for all agencies except where prohibited by proviso or statute. The action taken by the State Budget and Control Board on December 15, 2009 included consideration for the $122.3 million revenue revision adopted by the Board of Economic Advisors on November 10, 2009, and an additional $98.2 million necessary to avoid a year-end deficit in fiscal year 2009-10 that arose as a consequence of the previously described deficiency in the budgetary General Fund when closing the books on June 30, 2009. On April 14, 2010, the Board of Economic Advisors revised its estimate of budgetary General Fund revenue to $5,559.9 million, a decrease of $60.1 million, and a 8.4% reduction to its original fiscal year 2009-10 estimate.

Through June 30, 2010, total General Fund revenue collections year to date exceeded the fiscal year 2009-10 revised revenue plan adopted on April 14, 2010 by $134.7 million or 2.5%, and were under prior year collections for the same period by $337.1 million or 5.8%.

State’s Economy

The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross Domestic Product. At December 31, 2008, principal contributors to the State’s gross domestic product were the trade, transportation and utilities industries (20%), and manufacturing sectors (18%), followed by government (15%). During the years 2003-2008, the fastest growing contributors to the State’s gross domestic product were the information industry (8.3% average annual growth), followed by professional and business services (4.9%) and education and health services (3.9%). Manufacturing declined over the period by 2.6% in South Carolina, while growing slightly in both the southeast by 0.4% and the nation by 1.2%. The State’s total gross domestic product grew at an average annual growth rate of 1.0% (v. 2.0% for southeastern states, and 2.0% for the nation) from 2003-2008.

Employment. The State’s unemployment rate in June, 2010 was 10.7%, as compared to 9.2% for the southeastern states and 9.5% for the nation. Over the past several years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural employment increased 4.9% from 2003-2008, to 1.89 million by December, 2008. Strongest job growth through the period 2003-2008 occurred in the government sector (38,700, 1.2%), followed by education and health services (30,400, 3.2%), professional and business services industry (22,900 jobs, 2.3% average annual growth), trade, transportation and utilities (18,000, 1.0%), leisure and hospitality (13,500, 1.4%), and financial activities (13,200, 2.7%). During the same period, the State’s manufacturing sector declined by 67,600 jobs (2.6%).

Per Capita Income. In 2008, the State’s per capita income increased to $31,854 or 2.4% year over year, compared to an increase of 2.3% for the southeast and 2.9% for the nation. The State’s per capita income was 80.2% of the national (compared to 80.5% in 2007) and 89.0% of the southeast (compared to 88.9% in 2007) per capita income.

Population. The State’s population estimate at December 31, 2008 was almost 4.5 million. The State’s rate of growth in population was 10th fastest in the United States in 2008.

Economic Development. For the calendar year 2008, the South Carolina Department of Commerce reported $4.170 billion in new capital investments that are expected to create about 18,993 new jobs. Over the past three years, 29 percent of those jobs were in the State’s rural areas. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website, located at http://www.sccommerce.com.

Litigation

There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. The Attorney General of the State advises that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State.

Anonymous Taxpayer vs. South Carolina Department of Revenue. A separate anonymous taxpayer protest seeks a refund of income taxes pursuant to the statute providing for tax credits related to Economic Impact Zones. The Department of Revenue denied the refund, and the matter came before an Administrative Law Court. The Administrative Law Court allowed a $2,112,640 refund for tax year 1995, but denied the $15,323,257 refund request for tax years 1997 and 1998. Both the taxpayer and DOR are seeking judicial review by the Circuit Court.

Abbeville County School District, et. al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and that the students in the school districts are denied the opportunity to receive minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were denied in June, 2007, and the parties have since appealed to the South Carolina Supreme Court. The Supreme Court heard the case on June 25, 2008, but has yet to render a decision. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 Appropriation Act for $23 million to be expended for the purpose of initially addressing the court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which State troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (FLSA) and the State Wage Payment Act. The court has ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the Plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Ahrens et al. v. The South Carolina Retirement System and the State of South Carolina. This case is a class action case alleging that provisions in Act No. 153 of the Acts and Joint Resolutions of the General Assembly for the year 2005 (Act No. 153) requiring working retirees in the South Carolina Retirement System (SCRS) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order on the merits granting the Plaintiffs relief based on the equitable theory of estoppel. The circuit court denied all other claims for relief made by the plaintiffs, including their contract causes of action. The Retirement Systems and the State of South Carolina have appealed the circuit court’s order and the matter is pending before the South Carolina Supreme Court. As of March 31, 2010, the Retirement Systems had collected approximately $44.5 million in the form of retirement contributions from members of the South Carolina Retirement System who retired prior to July 1, 2005, separated from employment and returned to work. If the Plaintiffs were to ultimately prevail, most, if not all of these contributions could be refunded to the members and no future contributions could be collected from many, if not all, of the class members. The Retirement Systems and the State of South Carolina believe their appeal is meritorious and is vigorously contesting these claims and pursuing all appellate options.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. This case is a class action case filed on August 9, 2005, alleging that provisions in Act No. 153 requiring working retirees in the Police Officers Retirement System (PORS) to make employee contributions are unconstitutional and illegal. A circuit court judge has certified the class in this case and issued an order on the merits in the matter granting the plaintiffs relief based on the equitable theory of estoppel. The circuit court denied all other claims for relief made by the plaintiffs, including their contract causes of action. The PORS and the State of South Carolina have appealed the circuit court’s order and the matter is pending before the South Carolina Supreme Court. As of March 31, 2010, the Retirement Systems had collected approximately $14.3 million in the form of retirement contributions from members of the Police Officers Retirement System who retired prior to July 1, 2005 and returned to work. If the Plaintiffs were to ultimately prevail, most, if not all, of these contributions could be refunded to the members and no future contributions could be collected from many, if not all, of the class members. The Police Officers Retirement System and the State of South Carolina believe their appeal is meritorious and is vigorously contesting these claims and pursuing all appellate options.

Other Litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us. Those discussions accurately portray the status and potential impact of such actions, based upon information currently available to the State.

Miscellaneous

South Carolina Lottery. In November, 2000, the State’s electorate approved an amendment to the State Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the State Constitution permits lotteries and requires lottery revenues to be applied first to pay all operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, which are required to be credited to the Education Lottery Account, must be allocated by the General Assembly only for educational purposes.

The latest information available indicates a total of $270 million net of operating expenses has been transferred to the Education Lottery Account. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher teaming programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

The Investment Manager believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Investment Manager has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

Virginia

Debt may be issued by or on behalf of the Commonwealth of Virginia (“Virginia” or the “Commonwealth”) in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). Private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

Section 9 of Article X of the Virginia Constitution provides for the issuance of (a) debt to which the Commonwealth’s full faith and credit is pledged (“general obligation debt”) and (b) debt of the Commonwealth not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections and other sources of revenue. The Commonwealth and its localities may also enter into leases and contracts that are not “debt” for constitutional purposes, even though they are classified as long-term indebtedness on the issuer’s financial statements. The repayment of such obligations is contingent upon the receipt of periodic appropriations of funds for debt service by the applicable governing body.

The Virginia Constitution authorizes general obligation debt for various purposes, and imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, makes such debt subject to approval in a state-wide referendum election. The restrictions applicable to general obligation debt of the Commonwealth do not apply to obligations for which the full faith and credit of the Commonwealth is not pledged towards the payment of such indebtedness. Such bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax and other state revenues or solely from revenues derived from revenue-producing undertakings.

The Virginia Intermediate Municipal Bond Fund invests in debt obligations issued by Virginia local governments in addition to indebtedness of the Commonwealth itself. Local government units in the Commonwealth are comprised of counties, incorporated cities, and incorporated towns. The Commonwealth is unique in that cities and counties are independent of each other and their land areas generally do not overlap for governmental jurisdiction purposes. Cities and counties each levy and collect their own taxes and provide their own services. Towns may also levy and collect taxes for town purposes but their residents remain subject to county taxes.

Local governments are authorized under the Virginia Constitution to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval in a referendum election. The aggregate amount of general obligation debt issued by a county is not otherwise limited as to amount. Debt pledging the full faith and credit of a town or city is generally subject to a state constitutional limit on the outstanding amount of such debt equal to 10 percent of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not generally subject to such limit or voter approval requirements.

The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “state aid intercept provision” provides security for the repayment of general obligation indebtedness by a locality. That statute creates a mechanism by which the Commonwealth may withhold appropriated funds payable from the state to any locality for application toward any overdue debt service on general obligation bonds issued by such locality.

Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities, community development authorities, utility service districts and other issuers created and empowered to issue bonds by Virginia statute. Such bonds are usually payable from the revenues derived from a particular undertaking and are not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. These issuers do not typically have taxing power.

The General Fund is the chief operating fund of Virginia. The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth. Such taxes are imposed in accordance with statutory and regulatory requirements upon: (1) individual and fiduciary income; (2) corporation and other business income; (3) state sales and use transactions; (4) deeds, contracts, wills and lawsuits; and (5) premiums of insurance companies. Financial accounting (under generally accepted accounting principles, or GAAP) and budgetary accounting (on a cash basis) is maintained on a June 30 fiscal year basis by the Commonwealth and its cities, towns and counties. The most recent audited financial statements available for the Commonwealth are for the fiscal year that ended on June 30, 2009.

The General Fund balance decreased by $1.4 billion in fiscal year 2009, a 62.9 percent reduction from fiscal year 2008. Fiscal year 2009 state revenue collections, including taxes, were $14,876,226. However, overall tax revenues decreased by 8.9 percent from fiscal year 2008 to fiscal year 2009. Individual and fiduciary income tax revenues decreased by 6.3 percent and there was a 5.6 percent decline in state sales and use taxes, a 19.8 percent decrease in corporate income taxes, a 5.2 percent decline in Public Service Corporation taxes and a 27.9 percent decrease in other taxes including deeds, contracts, wills and lawsuits, alcoholic beverage sales, tobacco products, estate and other taxes. Overall revenue and non-tax revenues decreased by 9.0 percent and by 11.5 percent, respectively. Overall expenditures declined by 3.8 percent in fiscal year 2009, compared to a 6.6 percent increase in fiscal year 2008. Individual and family service expenditures decreased by $243.0 million, or 5.7 percent, and education expenditures increased by $223.2 million, or 2.9 percent. General government expenditures decreased $120.5 million or 6.7 percent.

General Fund revenues were less than expenditures and other uses by $1.4 billion in fiscal year 2009. The General Fund unreserved balance on a budgetary basis decreased by $930.9 million, or 85.3 percent, from fiscal year 2008 to fiscal year 2009 while reserved General Fund balances decreased by $465.4 million or 41.3 percent during the same period. Total revenues and total expenditures decreased by 9.0 percent and 3.8 percent, respectively. Transfers to the General Fund increased by 4.7 percent while transfers out decreased by 19.9 percent.

Of the $823.5 million General Fund balance at June 30, 2009, $575.1 million was reserved for the Revenue Stabilization Fund. During fiscal year 2009, a $490 million withdrawal was made from the Revenue Stabilization Fund. The Revenue Stabilization Fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the Revenue Stabilization Fund be included as a component of the General Fund only for financial reporting purposes.

Under the provisions of Article X, Section 8 of the Constitution of Virginia, and based on fiscal year 2009 revenue collections, no deposits are required during fiscal year 2011. Section 2.2-1829(b) of the Code of Virginia, requires that if certain revenue criteria are met, then an additional deposit to the Revenue Stabilization Fund equal to at least one-half the mandatory deposit must be included in the Governor’s budget. The Code further requires that any such additional deposits to the Revenue Stabilization Fund shall be included in the Governor’s budget recommendations only if the estimate of General Fund revenues for the fiscal year in which the deposit is to be made is at least 5 percent greater than the actual General Fund revenues for the immediately preceding fiscal year. These conditions were not met for fiscal year 2009. The Constitutional maximum for the Revenue Stabilization Fund remains at $1.4 billion for fiscal year 2010.

On May 17, 2010, Virginia’s biennial budget was approved by the governor and enacted as the 2010-12 Appropriations Act (“Budget Bill”). The Budget Bill became effective on July 1, 2010 and includes projected General Fund revenue of $15,383,733,704 for the fiscal year ending on June 30, 2011 with appropriations of $15,376,985,189 and projected General Fund revenues of $16,017,286,924 for the fiscal year ending on June 30, 2012 with appropriations of $16,021,156,894. The biennial budget included, among other things, a $50,000,000 deposit to the Revenue Stabilization Fund scheduled for the fiscal year ending on June 30, 2012.

Virginia’s 2011-2012 biennial budget (enacted in 2010) projected total General Fund revenue available for appropriation to equal $31,401,020,628 billion for fiscal years 2011 and 2012. Lower revenue collections previously resulted in adjustments and recalibrations to the fiscal year 2009 budget. However, Virginia’s Secretary of Finance released a statement on behalf of the Governor on July 14, 2010 which indicates that the Governor anticipates a revenue surplus at the end of the 2010 fiscal year on June 30 estimated to be at least $220 million, attributable primarily to individual and corporate and business tax receipts. The final figure for the surplus will be made official in August after final adjustments to the financial information are made. The Governor also noted that although this is a positive development, local government finances remain under stress.

Over $5 billion of federal stimulus funds has been allocated to Virginia under the American Reinvestment and Recovery Act (ARRA). Legislation effective in April 2009 allowed appropriation and spending of ARRA funding by the Virginia General Assembly. The General Assembly has distributed allocations and appropriations across several fiscal years. Approximately 30 percent of the total available AARA funds were allocated to fiscal year 2009, with the remainder either being allocated specifically to fiscal year 2010 or remaining to be allocated to either fiscal year 2010 or 2011.

The Commonwealth’s 2009 estimated population of 7,882,590 was approximately 2.6 percent of the United States’ total. With 39,594 square miles of land area, its 2008 population density was estimated to be 196.22 persons per square mile, compared with 95.66 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2008, the Commonwealth had per capita personal income of $42,876, which was greater than the national average of $39,371, the eighth highest state average nationally and the highest of the Southeast region. According to the U.S. Department of Labor, Bureau of Labor Statistics, Virginia had a preliminary unemployment rate of 7.2 percent as of June 2009 compared to 9.5 percent nationally, making the Commonwealth the state with the ninth lowest unemployment rate in June 2009. Furthermore, Virginia had a preliminary seasonally adjusted unemployment rate of 7.0 percent as of June 2010 compared to 9.5 nationally.

As of June 30, 2010, Virginia’s bond rating is the best available from the leading ratings agencies at (Aaa/AAA/AAA from Moody’s, Standard & Poor’s, and Fitch Ratings, respectively) for long-term general obligation bonds and has maintained its top rating for such bonds for a period of time believed to be longer than any other state.

The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. The Investment Manager has not independently verified any of the information contained in these official statements or documents.

APPENDIX E — LEGACY COLUMBIA FUNDS

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbia Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

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APPENDIX F — LEGACY RIVERSOURCE FUNDS

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

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Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

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